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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

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HELEN OF TROY LIMITED
Clarendon House
2 Church Street
Hamilton, Bermuda

July 13, 2018

Dear Shareholders:

              It is my pleasure to invite you to the 2018 Annual General Meeting of the Shareholders of Helen of Troy Limited. The meeting will be held at 1:00 p.m., Mountain Daylight Time, on Wednesday, August 22, 2018, at Southwest University Park, WestStar Bank Club, 1 Ball Park Plaza, El Paso, Texas, 79901. In addition to the business to be transacted at the meeting, members of management will present information about the Company's operations and will be available to respond to your questions.

              We encourage you to help us reduce printing and mailing costs and conserve natural resources by submitting your proxy with voting instructions via the Internet. It is convenient and saves us significant postage and processing costs. You may also submit your proxy via telephone or by mail if you received paper copies of the proxy materials. Instructions regarding all three methods of voting are included in the Important Notice Regarding Internet Availability of Proxy Materials, the proxy card and the proxy statement.

              At our meeting, we will vote on proposals (1) to elect the nine nominees to our Board of Directors, (2) to provide advisory approval of the Company's executive compensation, (3) to approve the Helen of Troy Limited 2018 Stock Incentive Plan, (4) to approve the Helen of Troy Limited 2018 Employee Stock Purchase Plan, (5) to appoint Grant Thornton LLP as the Company's auditor and independent registered public accounting firm to serve for the 2019 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor's remuneration, and (6) to transact such other business as may properly come before the meeting. The accompanying Notice of Annual General Meeting of Shareholders and proxy statement contains information that you should consider when you vote your shares. For your convenience, you can appoint your proxy via touch-tone telephone or the internet at:

1-800-690-6903 or WWW.PROXYVOTE.COM

              It is important that you vote your shares whether or not you plan to attend the meeting. Prior to the meeting, I encourage you to sign and return your proxy card or appoint your proxy by telephone or on the Internet, so that your shares will be represented and voted at the meeting. If you plan to attend the meeting and wish to vote in person, you may revoke your proxy and vote in person at that time. I look forward to seeing you at the meeting. On behalf of the management and directors of Helen of Troy Limited, I want to thank you for your continued support and confidence.

Sincerely,
Julien R. Mininberg Chief Executive Officer

HELEN OF TROY LIMITED
Clarendon House
2 Church Street
Hamilton, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2018

              Notice is hereby given that the 2018 Annual General Meeting of the Shareholders (the "Annual Meeting") of Helen of Troy Limited, a Bermuda company (the "Company"), will be held at the Southwest University Park, WestStar Bank Club, 1 Ball Park Plaza, El Paso, Texas, 79901, on Wednesday, August 22, 2018, at 1:00 p.m., Mountain Daylight Time, for the following purposes:

  1.
  To elect the nine nominees to our Board of Directors;

  2.
  To provide advisory approval of the Company's executive compensation;

  3.
  To approve the Helen of Troy Limited 2018 Stock Incentive Plan;

  4.
  To approve the Helen of Troy Limited 2018 Employee Stock Purchase Plan;

  5.
  To appoint Grant Thornton LLP as the Company's auditor and independent registered public accounting firm to serve for the 2019 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor's remuneration; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

              The record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting is June 22, 2018. You are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at the Annual Meeting.

              In accordance with Securities and Exchange Commission ("SEC") rules, we are furnishing proxy materials to our shareholders on the Internet, rather than by mail. We believe this e-proxy process expedites our shareholders' receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. The proxy statement and the Company's 2018 Annual Report to Shareholders and any other proxy materials are available on our hosted website at HTTP://MATERIALS.PROXYVOTE.COM/G4388N. For additional related information, please refer to the Important Notice Regarding Internet Availability of Proxy Materials in the enclosed proxy statement. If you do not expect to be present in person at the Annual Meeting, please sign and return your proxy card, or appoint your proxy by telephone or on the Internet, so that your shares will be represented and voted at the meeting. For your convenience, you can appoint your proxy via touch-tone telephone or internet at:

1-800-690-6903 or WWW.PROXYVOTE.COM

              You are cordially invited and encouraged to attend the Annual Meeting in person.

Vincent D. Carson Chief Legal Officer and Secretary

El Paso, Texas
July 13, 2018

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. MOST SHAREHOLDERS HAVE THREE OPTIONS FOR SUBMITTING THEIR PROXIES PRIOR TO THE ANNUAL MEETING: (1) VIA THE INTERNET, (2) BY PHONE OR (3) BY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO APPOINT YOUR PROXY ON THE INTERNET. IT IS CONVENIENT, AND IT SAVES THE COMPANY SIGNIFICANT POSTAGE AND PROCESSING COSTS.

Page

Proxy Statement Summary	1

Solicitation of Proxies	4

Voting Securities and Record Date	5

Quorum; Voting	5

Attending the Annual Meeting	6

Proposal 1: Election of Directors	6

Corporate Governance	11

Board Leadership and the Board's Role in Risk Oversight	12

Board Committees and Meetings	14

Shareholder Communications to the Board of Directors	17

Compensation Committee Interlocks and Insider Participation	17

Director Compensation	18

Security Ownership of Certain Beneficial Owners and Management	20

Executive Officers	22

Compensation Committee Report	22

Compensation Discussion and Analysis	23

Executive Compensation	48

Summary Compensation Table	48

All Other Compensation for Fiscal Year 2018	48

Grants of Plan-Based Awards in Fiscal Year 2018	50

Outstanding Equity Awards at Fiscal Year-End 2018	51

Option Exercises and Stock Vested During Fiscal Year 2018	52

Employment Contract for our Chief Executive Officer	52

Equity Compensation Plan Information	53

Potential Payments Upon Termination or Change in Control	56

CEO Pay Ratio for Fiscal Year 2018	61

Compensation Risks	62

Certain Relationships - Related Person Transactions	63

Audit Committee Matters	63

Audit and Other Fees For Services Provided by Our Independent Registered Public Accounting Firm	65

Proposal 2: Advisory Approval of the Company's Executive Compensation	66

Proposal 3: Approval of the Helen of Troy Limited 2018 Stock Incentive Plan	67

Proposal 4: Approval of the Helen of Troy Limited 2018 Employee Stock Purchase Plan	78

Proposal 5: Appointment of Auditor and Independent Registered Public Accounting Firm and Authorization of the Audit Committee of the Board of Directors to set the Auditor's Remuneration	84

Shareholder Proposals	85

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Proxy Statement Summary

Below are the highlights of important information you will find in this proxy statement. As it is only a summary, please review the complete proxy statement before you vote.

Helen of Troy Fiscal Year 2018 Proxy Statement Highlights

ANNUAL MEETING INFORMATION:

Date and Time:      August 22, 2018 at 1:00 PM,
                                  Mountain Daylight Time

Record Date:          June 22, 2018

Location:                 Southwest University Park
                                  WestStar Bank Club
                                  1 Ball Park Plaza
                                  El Paso, Texas, 79901

HOW TO VOTE:

You can vote by any of the following methods:

•

Via the internet by going to WWW.PROXYVOTE.COM and following the instructions at that website.

•

Via touch-tone telephone at 1-800-690-6903.

•

If you received a proxy card or voting instruction in the mail, by completing, signing, dating and returning the enclosed proxy card in the accompanying envelope as soon as possible.

•

If you plan to attend the meeting and wish to vote in person, you may revoke your proxy and vote in person at that time.

VOTING MATTERS: Proposal	Voting Recommendation of the Board

• Elect the nine nominees to our Board of Directors	FOR
• Provide advisory approval of the Company's executive compensation	FOR
• Approve the Helen of Troy Limited 2018 Stock Incentive Plan	FOR
• Approve the Helen of Troy Limited 2018 Employee Stock Purchase Plan	FOR

•

Appoint Grant Thornton LLP as the Company's auditor and independent registered public accounting firm to serve for the 2019 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor's remuneration

FOR

BOARD NOMINEES:

Name	Age	Director Since	Independent Director	Compensation Committee	Audit Committee	Nominating Committee	Corporate Governance Committee

Julien R. Mininberg	53	2014
Chief Executive Officer

Timothy F. Meeker	71	2004	✓	✓		Chair
Chairman

Gary B. Abromovitz	75	1990	✓	✓	✓	✓	✓
Deputy Chairman

Krista L. Berry	53	2017	✓				✓

Vincent D. Carson	58	*

Thurman K. Case	61	2017	✓		Chair		✓

Beryl B. Raff	67	2014	✓		✓

William F. Susetka	65	2009	✓	Chair		✓

Darren G. Woody	58	2004	✓	✓	✓	✓	Chair

*
Nominee for approval at 2018 Annual General Meeting.

PERFORMANCE HIGHLIGHTS:

The following events summarize our performance highlights from continuing operations for fiscal year 2018:

•
We achieved cumulative total shareholder returns of 18 percent and 143 percent over the past three and five fiscal years, respectively.
•
We achieved net revenue compound annual growth rates of 3.5 percent and 2.9 percent over the past three and five fiscal years, respectively.
•
We achieved cash flow compound annual growth rates of 8.4 percent and 20.1 percent over the past three and five fiscal years, respectively.
•
We achieved diluted earnings per share compound annual growth rates of 2.8 percent and 5.5 percent over the past three and five fiscal years, respectively.
•
We achieved adjusted diluted earnings per share compound annual growth rates of 9.6 percent and 10.1 percent over the past three and five fiscal years, respectively.

*Three-year cumulative return for the Compensation Peer Group is less than negative 1 percent.

Adjusted diluted earnings from continuing operations per share may be considered a non-GAAP financial measure as set forth in SEC Regulation G, Rule 100. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP, an explanation of the reasons why the Company believes the non-GAAP financial information is useful and the nature and limitations of the non-GAAP financial measures. On December 20, 2017, we completed the divestiture of the Nutritional Supplements segment through the sale of Healthy Directions LLC and its subsidiaries to Direct Digital, LLC. Following the sale, we no longer consolidate our former Nutritional Supplements segment's operating results. All results presented are from continuing operations.

CORPORATE GOVERNANCE:

We are committed to a corporate governance approach that ensures mutually beneficial results for the Company and its shareholders. In pursuit of this approach, we have implemented the following policies:

•
We maintain separate roles for Chairman and Chief Executive Officer.
•
We require majority voting for all Directors.
•
We require annual election for all Directors.
•
Our Nominating Committee's policy is to review director qualifications and skill sets to maintain a balance between refreshed and seasoned Directors with knowledge of the Company's business.
•
We maintain stock retention guidelines for both our directors and executive officers further aligning them with our shareholders.
•
We require independent directors to meet in executive session without management present at every regular Board meeting and throughout the year as needed.
•
The Board of Directors periodically evaluates the rotation of committee chairs.

EXECUTIVE COMPENSATION FEATURES:

Overall, our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests and includes other practices that we believe serve shareholder interests such as paying for performance and maintaining policies relating to clawbacks of incentive awards and prohibitions on hedging or pledging Company stock. Important features of our executive compensation program include the following:

Feature	Terms

Rigorous Performance Metrics	• Established rigorous performance goals based on multiple metrics that are not duplicative between short-term and long-term incentive awards.
Long-Term Incentives	• Established multi-year performance periods for long-term incentive awards, with minimum vesting periods for Company equity grants.
Market Compensation Levels

•

Set the compensation of our named executive officers at what the Compensation Committee believes are market levels using, as a guideline, companies in a comparative peer group and/or other companies it believes are a source of talent, market surveys and other data.

HELEN OF TROY LIMITED
Clarendon House
2 Church Street
Hamilton, Bermuda
PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
August 22, 2018

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Helen of Troy Limited (the "Company") for use at its Annual General Meeting of Shareholders (the "Annual Meeting") to be held in the WestStar Bank Club at Southwest University Park, 1 Ball Park Plaza, El Paso, Texas, 79901 on Wednesday, August 22, 2018, at 1:00 p.m., Mountain Daylight Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. A proxy may be revoked by filing a written notice of revocation or an executed proxy bearing a later date with the Secretary of our Company any time before exercise of the proxy or by attending the Annual Meeting and voting in person. The Notice of Internet Availability and the proxy materials are to be distributed to shareholders on or about July 13, 2018.

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

  •
  FOR electing the nine nominees to the Board of Directors, as set forth in Proposal 1.

  •
  FOR the advisory approval of the Company's executive compensation, as set forth in Proposal 2.

  •
  FOR the approval of the Helen of Troy Limited 2018 Stock Incentive Plan, as set forth in Proposal 3.

  •
  FOR the approval of the Helen of Troy Limited 2018 Employee Stock Purchase Plan, as set forth in Proposal 4.

  •
  FOR the appointment of Grant Thornton LLP as the auditor and independent registered public accounting firm of the Company for the 2019 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor's remuneration, as set forth in Proposal 5.

In addition, if other matters are properly presented for voting at the Annual Meeting or any adjournment thereof, the persons named as proxies will vote on such matters in accordance with their judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting. Your vote is important. If you do not vote your shares, you will not have a say in the important issues to be voted upon at the Annual Meeting. To pass, each proposal included in this year's proxy statement requires an affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting. To ensure that your vote is recorded promptly, please submit your proxy as soon as possible, even if you plan to attend the Annual Meeting in person.

The Annual Report to Shareholders for the year ended February 28, 2018 ("fiscal year 2018"), including financial statements, is included with this proxy statement. It does not form any part of the material provided for the solicitation of proxies.

The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone, facsimile, electronic mail, personal interview, and other methods of communication.

We will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company's common shares, par value $0.10 per share (the "Common Stock"), for which we will, upon request, reimburse the forwarding expense.

VOTING SECURITIES AND RECORD DATE

The close of business on June 22, 2018, is the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of June 22, 2018, there were 26,341,741 shares of Common Stock issued and outstanding, each entitled to one vote per share.

QUORUM; VOTING

Shareholders may hold their shares either as a "shareholder of record" or as a "street name" holder. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and this proxy statement is being sent directly to you by the Company. If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in "street name," and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, trustee or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, trustee or other nominee how to vote.

The presence in person of two or more persons, representing throughout the Annual Meeting, in person or by proxy, at least a majority of the issued shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. "Broker non-votes" occur when shares held in street name by a broker or nominee are represented at the Annual Meeting, but such broker or nominee is not empowered to vote those shares on a particular proposal because the broker has not received voting instructions from the beneficial owner.

Under the rules that govern brokers who are voting with respect to shares held by them in a street name, if the broker has not been furnished with voting instructions by its client at least ten days before the meeting, those brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the appointment of the auditor and related matters, submitted to the shareholders in Proposal 5. Non-routine matters include the election of Directors submitted to shareholders in Proposal 1, the advisory approval of the Company's executive compensation submitted to shareholders in Proposal 2, the approval of the Helen of Troy Limited 2018 Stock Incentive Plan submitted to shareholders in Proposal 3 and the approval of the Helen of Troy

Limited 2018 Employee Stock Purchase Plan submitted to shareholders in Proposal 4. As a result, with regard to Proposals 1 through 4, brokers have no discretion to vote shares where no voting instructions are received, and no vote will be cast if you do not vote on those proposals. We therefore urge you to vote on ALL voting items.

If a quorum is present, each nominee for Director receiving a majority of the votes cast (the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that nominee) at the Annual Meeting in person or by proxy shall be elected. The affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy shall also be the act of the shareholders with respect to Proposal 5. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to any of the proposals because abstentions and broker non-votes are not considered to be votes cast under the applicable laws of Bermuda.

The advisory vote on executive compensation is non-binding. Although the vote is non-binding, the Compensation Committee and the Board of Directors will review and carefully consider the outcome of the advisory vote to approve the Company's executive compensation and those opinions when making future decisions regarding executive compensation programs. Notwithstanding the advisory nature of the vote, the resolution in Proposal 2 will be considered passed with the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.

If within half an hour from the time appointed for the Annual Meeting a quorum is not present in person or by proxy, the Annual Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place the Board of Directors may determine, provided that at least two persons are present at such adjourned meeting, representing throughout the meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally called.

ATTENDING THE ANNUAL MEETING

A person is entitled to attend the Annual Meeting only if that person was a shareholder or joint shareholder as of the close of business on the record date or that person holds a valid proxy for the Annual Meeting. If you hold your shares in street name and desire to vote your shares at the Annual Meeting, you must provide a signed proxy directly from the holder of record giving you the right to vote the shares or a letter from the broker or nominee appointing you as their proxy. The proxy card enclosed with this proxy statement is not sufficient to satisfy this requirement. If you hold your shares in street name and desire to attend the Annual Meeting, you must also provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date or other similar evidence of ownership. If you are the shareholder of record or hold a valid proxy for the Annual Meeting, your name or the name of the person on whose behalf you are proxy must be verified against the Company's list of shareholders of record on the record date prior to being admitted to and prior to voting at the Annual Meeting. All shareholders must, if requested by representatives of the Company, present photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting and/or will not be permitted to vote, as applicable.

PROPOSAL 1: ELECTION OF DIRECTORS

              The bye-laws of the Company state the number of our Directors shall be established by the Board from time to time but shall not be less than two. The Company currently has eight members who serve on the Board of Directors. The Nominating Committee has nominated nine candidates for election to the Board of Directors. The nine persons named below are the nominees for election as Directors. Each nominee has consented to serve as a Director if elected. The nine candidates include Julien R. Mininberg, the Company's Chief Executive Officer and Vincent D. Carson, the Company's current Chief Legal Officer and Secretary. Mr. Carson has announced that he will retire from his positions as Chief Legal Officer and Secretary effective as of the Annual Meeting. The Board of Directors has determined that the remaining seven candidates, Gary B. Abromovitz, Thurman K. Case, Krista L. Berry, Timothy F. Meeker, Beryl B. Raff, William F. Susetka and Darren G. Woody are independent Directors as defined in the applicable listing standards for companies traded on the NASDAQ Stock Market LLC ("NASDAQ"). Therefore, the majority of persons nominated to serve on our Board of Directors are independent as so defined. Each Director elected shall serve as a Director until the next annual general meeting of shareholders or until his or her successor is elected or appointed.

Nominees for the Election of Directors

              Set forth below are descriptions of the business experience of the nominees for election to our Board of Directors as well as their qualifications:

GARY B. ABROMOVITZ, age 75, has been a Director of the Company since 1990. He is Deputy Chairman of the Board and during his tenure has served as Chair of the Compensation, Nominating, Governance, and Audit Committees. He currently serves as a member of each of those Committees and chairs the executive sessions of the independent Directors. Mr. Abromovitz is a retired attorney and has acted as a consultant to several law firms in business related matters. He also has been active for more than thirty years in various real estate development and acquisition transactions.

Mr. Abromovitz provides the Board with a significant leadership role as Deputy Chairman and an in-depth knowledge of the history and operations of the Company providing the Board with a unique historical perspective and focus on long-term interests of the Company. He has strong regulatory knowledge with a deep understanding of corporate governance and compensation guidelines, as well as experience managing board affairs. Further, Mr. Abromovitz's background and skill sets as an attorney and his practical business experience provides a necessary and valuable complement to the skills of other board members.

TIMOTHY F. MEEKER, age 71, has been a Director of the Company since 2004. In January 2014, Mr. Meeker was appointed as Chairman of the Board. Mr. Meeker is also Chairman of the Nominating Committee and serves as a member of the Compensation Committee. Since 2002, Mr. Meeker has served as President and principal in Meeker and Associates, a privately-held management consulting firm. Mr. Meeker served as Senior Vice President, Sales & Customer Development for Bristol-Myers Squibb, a consumer products and pharmaceutical company, from 1996 through 2002. From 1989 to 1996, Mr. Meeker served as Vice President of Sales for Bristol-Myers' Clairol Division.

Mr. Meeker has over forty years of experience in the consumer products industry resulting in extensive general management experience with responsibilities for sales, distribution, finance, human resources, customer service and facilities. In addition, he has a valued perspective on operational matters that is an asset to the Board of Directors. Mr. Meeker has served as a chairman of the National Association of Chain Drug Stores advisory committee, which allows him to bring an extensive understanding of retail mass market sales and marketing to our Board of Directors.

JULIEN R. MININBERG, age 53, has served as our Chief Executive Officer and a member of the Board since March 2014. Prior to his appointment as CEO, Mr. Mininberg had served as the Chief Executive Officer of Kaz Inc. ("Kaz"), a wholly-owned subsidiary of the Company since December

2010. Kaz comprises the Health & Home segment of the Company, which is the Company's largest and most global business segment. Mr. Mininberg joined Kaz in 2006 serving as Chief Marketing Officer and was appointed President in September 2007, where he served until he was appointed Chief Executive Officer of Kaz in September 2010. Before joining Kaz, Mr. Mininberg worked 15 years at The Procter & Gamble Company ("P&G"), where he spent an equal amount of time in the United States and Latin America serving in a variety of marketing and general management capacities. In the U.S., he worked in brand management, serving as Brand Manager in P&G's Health Care division. He was promoted to Marketing Director in 1997 and transferred to Latin America, where he served in the Fabric & Home Care division before being promoted to Country Manager for P&G's Home Care business in Latin America. In 2003, he became Country Manager for Central America overseeing all P&G business in that region. Mr. Mininberg earned his Bachelor's degree and a Masters of Business Administration from Yale University. He currently serves on the Board of Advisors for Yale School of Management and serves as Past President of its global Alumni Association Board of Directors.

Mr. Mininberg brings a 29-year track record of building market-leading multinational brands and organizations, a strategic mindset, operational expertise, and seasoned leadership skills. As our Chief Executive Officer, Mr. Mininberg provides essential oversight of the business and organization, and a link between management and the Board. Mr. Mininberg has extensive experience in global brand building, general management and leading multi-national organizations. He plays a key role in communication with shareholders and leading the Company's acquisition activities. Additionally, he provides crucial insight to the Board on the Company's strategic planning and operations.

BERYL B. RAFF, age 67, was elected to our Board of Directors in August 2014 and serves as a member of the Audit Committee. Ms. Raff also served as a member of the Compensation Committee from August 2014 through March 2017. Since April 2009, Ms. Raff has served as Chairman and Chief Executive Officer at Helzberg Diamond Shops Inc., a jewelry retailer and a wholly owned subsidiary of Berkshire Hathaway Inc. From 2005 through April 2009, she served as Executive Vice President-General Merchandise Manager for the fine jewelry division of J.C. Penney Company, Inc., a retailer of apparel and home furnishings. From 2001 through 2005, Ms. Raff served as Senior Vice President-General Merchandise Manager for the fine jewelry division of J.C. Penney. Prior to joining J.C. Penney, Beryl served in various leadership roles of Zale Corporation, a national retail jewelry chain, last serving as its Chairman and Chief Executive Officer. Ms. Raff served on the Board of Directors of Group 1 Automotive, Inc., an automotive retail operator, as a member of its Compensation Committee and Chairman of the Governance/Nomination Committee from 2007 to 2015. Since September 2014, Ms. Raff has served on the Board of Directors of The Michaels Stores, Inc., a national retail chain of arts and crafts specialty stores, and is a member of its Compensation Committee. In 2015, Ms. Raff also joined the board of Larry H. Miller Group, an auto dealership, sports and entertainment company, where she serves on the Compensation and Nomination & Governance committees. Ms. Raff serves on the Advisory Board of Jewelers Circular Keystone, a trade publication and industry authority, the Board of the Jewelers Vigilance Committee, a non-profit organization focused on legal and regulatory issues facing the jewelry industry, and the Board of the American Gemological Society, a jewelry industry organization whose mission is consumer protection and integrity in the jewelry industry. Ms. Raff has previously served as a Director of the NACD Heartland Chapter, a non-profit organization dedicated to excellence in board leadership. From 2001 through February 2011, Ms. Raff served on the Board of Directors, the Corporate Governance Committee and the Compensation Committee (which she chaired from 2008 to 2011) of Jo-Ann Stores, Inc., a national specialty retailer of craft, sewing and decorating products. Ms. Raff graduated from Boston University with a Bachelor of Business Administration degree and from Drexel University with a Masters of Business Administration.

Ms. Raff is well known throughout the retail industry and brings to the Board of Directors her experience and perspective as an outstanding merchant and multi-store retail executive. The Board benefits from Ms. Raff's extensive knowledge of the retail industry and her valuable insight on how we can best serve our retail partners. Ms. Raff's current and previous service on other boards also provides important perspectives on key corporate governance matters.

WILLIAM F. SUSETKA, age 65, has been a Director of the Company since 2009. In August 2014, Mr. Susetka was appointed as Chairman of the Compensation Committee. He also serves as a member of the Nominating Committee. Mr. Susetka spent thirty years in marketing and senior management for Clairol, Inc. and Avon Products, Inc. From 1999 to 2001, Mr. Susetka was President of the Clairol U.S. Retail Division, with additional responsibility for worldwide research and development and manufacturing. From 2002 through 2005, Mr. Susetka was President of Global Marketing at Avon Products, Inc. where he led worldwide marketing, advertising and research and development and served on Avon's Executive Committee. Prior to 1999, he held positions as President of the Clairol International Division and Vice President/General Manager for the Clairol Professional Products Division. He served as a Board Member of the Cosmetics, Toiletry and Fragrance Association from 1999 to 2005 and as a member of the Avon Foundation Board from 2004 to 2005. From October 2005 to January 2006, Mr. Susetka was Chief Operating Officer of Nice Pak Products, Inc., a manufacturer of private labeled pre-moistened wipes and other antiseptic wipes. From 2007 through May 2009, he served as Chief Marketing Officer for the LPGA (Ladies Professional Golf Association). In September 2015, Mr. Susetka completed a six-year term on the LPGA Board of Directors.

Mr. Susetka provides a wealth of global consumer products industry knowledge and leadership experience to the Board of Directors. Mr. Susetka is also instrumental in helping to monitor and adjust the strategic direction of the Company's consumer product categories and provides valuable insight to senior management.

DARREN G. WOODY, age 58, has been a Director of the Company since 2004. Mr. Woody chairs the Corporate Governance Committee and also serves as a member of the Compensation, Audit and Nominating Committees. Mr. Woody is President and Chief Executive Officer of Jordan Foster Construction, LLC, a construction firm with offices in Austin, Dallas, El Paso, Houston, and San Antonio, Texas and field operations throughout the United States. The firm specializes in military, commercial, multi-family, and highway construction. He has served in this capacity since August 2000. Previously, Mr. Woody was a partner in the law firm of Krafsur, Gordon, Mott, Davis and Woody P.C., where he specialized in real estate, business acquisitions and complex financing arrangements.

Mr. Woody brings a multi-disciplined perspective to our Board of Directors given his executive leadership and legal experience. This background enables him to provide oversight with regard to many of the Company's legal matters, significant transactional negotiations and the management of challenging complex projects.

THURMAN K. CASE, age 61, was elected to our Board of Directors in January 2017 and serves as a member of the Audit Committee. He was appointed as Chairman of the Audit Committee in March 2017. Mr. Case has been the Chief Financial Officer of Cirrus Logic, Inc., a leader in high performance, low-power integrated circuits for audio and voice signal processing applications since 2007. Prior to being appointed to his current position, Mr. Case served in various positions at Cirrus Logic, including as Vice President, Treasurer, Financial Planning and Analysis from 2004 to 2007, Vice President, Finance from 2002 to 2004, and as Director of Finance from 2000 to 2002. Before his tenure at Cirrus Logic, Mr. Case served in a variety of financial leadership positions, including at Case Associates, Inc. and Public Service Company of New Mexico. Mr. Case received a Bachelor of Economics degree and a Masters of Business Administration from New Mexico State University.

Mr. Case brings broad experience in business strategy, operations, accounting, information technology, auditing and SEC reporting matters. In addition, his experience as a public company executive contributes to his knowledge of corporate governance and public company matters.

KRISTA L. BERRY, age 53, was elected to our Board of Directors in March 2017. Ms. Berry has been the Chief Revenue Officer at Everlane, Inc., an online clothing retailer, since September 2017. Previously, Ms. Berry served as the Chief Digital Officer for the Kohl's Corporation, an operator of over 1,160 department stores across the U.S. and a direct to consumer ecommerce business selling exclusive and national brand apparel, footwear, beauty, and home products from 2014 to 2016. Ms. Berry also served in the role of Executive Vice President of Multi-Channel Commerce from 2012 to 2014. Prior to her tenure at Kohl's, Ms. Berry served as the General Manager of North American Direct to Consumer at Nike, Inc. from 2009 to 2011, and as the General Manager of North American Digital Commerce from 2007 to 2009. Ms. Berry also held various management and leadership roles at Target Corporation from 1987 to 2007.

Ms. Berry brings valuable experience in developing omni-channel strategy and execution, direct to consumer ecommerce platforms and digital marketing plans. She also brings a wealth of consumer insight from her experience at world-class retailers and direct-to-consumer businesses.

VINCENT D. CARSON, age 58, has been nominated for election to the Board of Directors at the 2018 Annual Meeting. Mr. Carson has announced that he will retire from his positions as Chief Legal Officer and Secretary, which he has held since May 2014, effective as of the Annual Meeting. Prior to his appointment as Chief Legal Officer and Secretary, he had served in the capacity of Vice President, General Counsel and Secretary from November 2001 to September 2010. From September 2010 to April 30, 2014, he served as Senior Vice President, General Counsel, and Secretary of the Company. Prior to joining the Company, Mr. Carson had a 16-year legal career in private practice in El Paso, Texas.

As a result of his service as our Chief Legal Officer and Secretary, Mr. Carson brings his unique knowledge of our Company and our industry to the Board of Directors. This prior experience, knowledge of the Company's structure, and vast experience in the consumer products industry and Federal, state and other jurisdictions' laws applicable to the Company bring great value and benefit to our Board of Directors and the Company.

Vote Required for Approval and Recommendation

              The receipt of a majority of the votes cast (the number of shares voted "for" a director nominee exceeding the number of votes cast "against" that nominee) at the Annual Meeting is required to elect each of the nine nominees for Director. In the event that any of the Company's nominees are unable to serve, proxies will be voted for the substitute nominee or nominees designated by our Board of Directors, or will be voted for fewer than nine nominees, as the Board may deem advisable in its discretion.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NINE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

              Corporate Governance. Corporate governance is typically defined as the system that allocates duties and authority among a company's shareholders, Board of Directors and management. The shareholders elect the Board and vote on extraordinary matters.

              Our Corporate Governance Guidelines, as well as our Code of Ethics, and the charters of the Audit Committee, Compensation Committee, Nominating Committee, and Corporate Governance Committee are available under the "Corporate Governance" heading of the investor relations page of our website at the following address: WWW.HOTUS.COM.

              Our Company believes that it is in compliance with the corporate governance requirements of the NASDAQ listing standards. The principal elements of these governance requirements as implemented by our Company are:

•
affirmative determination by the Board of Directors that a majority of the Directors are independent;

•
regularly scheduled executive sessions of independent Directors;

•
Audit Committee, Nominating Committee and Compensation Committee comprised of independent Directors and having the purposes and charters described below under the separate committee headings; and

•
specific Audit Committee responsibility, authority and procedures outlined in the charter of the Audit Committee.

              Independence. The Board of Directors has determined that the following directors and nominees for election at the Annual Meeting are independent Directors as defined in the NASDAQ listing standards: Gary B. Abromovitz, Timothy F. Meeker, Beryl B. Raff, William F. Susetka, Darren G. Woody, Thurman K. Case and Krista L. Berry. Other than Julien R. Mininberg, our Chief Executive Officer, and Vincent D. Carson, our current Chief Legal Officer and Secretary, each member of the Board, including each person nominated to serve on our Board of Directors, is independent as so defined and each other person who served on the Board in fiscal year 2018 was independent as so defined. The foregoing independence determination of our Board of Directors included the determination that each of these seven nominated Board members, if elected and appointed to the Audit Committee, Compensation Committee or Nominating Committee, or as discussed above, respectively, is:

•
independent for purposes of membership on the Audit Committee under Rule 5605(c)(2) of the NASDAQ listing standards, that includes the independence requirements of Rule 5605(a)(2) and additional independence requirements under SEC Rule 10A-3(b);

•
independent under the NASDAQ listing standards for purposes of membership on the Nominating Committee; and

•
independent under the NASDAQ listing standards for purposes of membership on the Compensation Committee and as a "non-employee director" under SEC Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

BOARD LEADERSHIP AND THE BOARD'S ROLE IN RISK OVERSIGHT

Separation of Chairman and Chief Executive Officer Roles

              The Board has separated the roles of the Chairman and the Chief Executive Officer in order to further diversify and strengthen its leadership structure. The Board separated these roles in recognition of the differences between the two roles and the value to our Company of having the distinct and different perspectives and experiences of a separate Chairman and Chief Executive Officer. Our Chief Executive Officer is responsible for the day-to-day management and supervision of the business and affairs of our Company (such as reviewing performance and allocating resources as the Company's chief operating decision maker) and for ensuring that the directives of the Board are carried into effect. Our Chairman, on the other hand, is charged with presiding over all meetings of the Board and our shareholders and providing advice and counsel to the Chief Executive Officer and our Company's other officers regarding our business and operations, as well as focusing on oversight and governance matters.

              By separating the roles of Chief Executive Officer and Chairman, our Chief Executive Officer is able to focus his time and energy on managing the Company's complex daily operations, while our Chairman can devote his time and attention to addressing matters relating to the responsibilities of our Board. Our Chief Executive Officer and Chairman have an excellent working relationship, and, with more than thirty-eight years of experience in the consumer products industry, our Chairman is well positioned to provide our Chief Executive Officer with guidance, advice, and counsel regarding our Company's business, operations and strategy. Moreover, we believe that having a separate Chairman focused on oversight and governance matters allows the Board to more effectively perform its risk oversight role as described below. In connection with the Board's self-evaluation process, as required by our Corporate Governance Guidelines, the Board evaluates its organization and processes to ensure that the Board is functioning effectively. For the foregoing reasons, we believe that our separate Chief Executive Officer/Chairman structure is the most appropriate and effective leadership structure for our Company and our shareholders.

Deputy Chairman

              The Deputy Chairman's authority and responsibilities include presiding at all meetings of the Board when the Chairman is not present, presiding over all executive sessions of the independent Directors and interacting with committee Chairs to efficiently address Board issues for presentation at Board meetings. The Deputy Chairman also consults with the Chairman regarding Board agendas and outreach to shareholders.

Executive Sessions

              Independent Directors regularly meet without management present. In regard to executive sessions, any independent Director has the authority to call meetings of independent Directors.

The Board's Role in Risk Oversight

              Our management is responsible for the ongoing assessment and management of the risks we face, including risks relating to capital structure, strategy, liquidity and credit, financial reporting and public disclosure, operations, and governance. The Board oversees management's policies and procedures in addressing these and other risks. Additionally, each of the Board's four committees (the Audit Committee, Compensation Committee, Nominating Committee, and Corporate Governance Committee) monitor and report to the Board those risks that fall within the scope of such committee's area of oversight responsibility. For example, the full Board directly oversees strategic risks. The Nominating Committee directly oversees risk management relating to Director nomination and independence. The Corporate Governance Committee directly oversees risk management regarding corporate governance. The Compensation Committee directly oversees risk management relating to employee compensation, including any risks of compensation programs encouraging excessive risk-taking. Finally, the Audit Committee directly oversees risk management relating to financial reporting, public disclosure, legal and regulatory compliance, information technology and cybersecurity. The Audit Committee is also responsible for assessing the steps management has taken to monitor and control these risks and exposures and discussing guidelines and policies with respect to our risk assessment and risk management.

              Management has identified risks, designated associated "risk owners" within the organization and receives appropriate reports from the various risk owners as conditions change. Management works with the Board to communicate risk factors to the Board and to enable the Board to understand our risk identification, risk management and risk mitigation measures relating to strategic matters. Additional review or reporting of risks is conducted by management as needed or when requested by the Board or a committee. Additionally, the Chairman and Deputy Chairman, working with the Audit Committee and the Corporate Governance Committee, assess corporate governance practices and risks. The Corporate Governance Committee periodically assesses the effectiveness of our corporate governance policies in light of the applicable listing standards and laws and reports their findings to the Board.

 BOARD COMMITTEES AND MEETINGS

              Our Board of Directors has four committees: the Audit Committee, the Nominating Committee, the Corporate Governance Committee, and the Compensation Committee. The Independent Directors listed in the table below also meet in executive sessions without management present. The following table shows the composition of these committees as of February 28, 2018 and the number of meetings held during fiscal year 2018:

Director	Executive Sessions of Independent Directors	Compensation Committee	Audit Committee	Nominating Committee	Corporate Governance Committee

Gary B. Abromovitz	Chair	M	M	M	M

Krista L. Berry(1)	M				M

Thurman K. Case	M		Chair		M

Timothy F. Meeker	M	M		Chair

Beryl B. Raff	M		M

William F. Susetka	M	Chair		M

Darren G. Woody(2)	M	M	M	M	Chair

Number of Meetings Held in Fiscal Year 2018	6	3	8	2	2

M = Member as of February 28, 2018

  (1)
  Joined the Board of Directors in May 2017 and was appointed as a member of the Corporate Governance Committee in August 2017.

  (2)
  Appointed as a member of the Audit Committee in May 2017.

              Audit Committee. Our Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of this committee are to oversee, on behalf of the Company's Board of Directors: (1) the accounting and financial reporting processes and integrity of our Company's financial statements, (2) the audits of our Company's financial statements and the appointment, compensation, qualifications, independence, and performance of our independent registered public accounting firm, (3) our compliance with legal and regulatory requirements, and (4) the staffing and ongoing operation of our internal audit function. The Audit Committee meets periodically with our Chief Financial Officer and other appropriate officers in the discharge of its duties. The Audit Committee also reviews the content and enforcement of the Company's Code of Ethics, consults with legal counsel on various legal compliance matters and on other legal matters if those matters could materially affect our financial statements.

              The Board of Directors has determined that each of the members of the Audit Committee is independent as previously described. In addition, the Board of Directors determined that Darren G. Woody and Thurman K. Case both qualify as an "audit committee financial expert" (as defined by the SEC in Item 407(d)(5) of Regulation S-K promulgated by the SEC). Additionally, the Board of

Directors determined that all of the members of the Audit Committee meet the requirement of the NASDAQ listing standards that each member be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

              Compensation Committee. The Compensation Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of the committee are to (1) evaluate and approve the corporate goals and objectives set by the Chief Executive Officer (the "CEO"), (2) evaluate the CEO's performance in light of those goals and objectives, (3) make recommendations to the Board of Directors with respect to non-CEO compensation, incentive compensation plans and equity-based plans, (4) oversee the administration of our incentive compensation plans and equity-based plans, and (5) produce an annual report on executive compensation for inclusion in the Company's proxy statement. The Board of Directors has determined that the members of this committee are independent as previously described. In addition to formal meetings, the committee also conducted numerous informal telephonic discussions and consulted its legal advisors throughout the year. The Compensation Committee has the independent authority to hire compensation, accounting, legal, or other advisors. The Compensation Committee engaged Frederic W. Cook & Company ("FW Cook") as its independent compensation consultant to assist the Compensation Committee with its compensation decisions for our named executive officers for fiscal year 2018. The Compensation Committee has determined that FW Cook had no conflicts of interest relating to its engagement by the Compensation Committee.

              Nominating Committee. The Nominating Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of the Nominating committee are to (1) recommend to our Board of Directors individuals qualified to serve on our Board of Directors for election by shareholders at each annual general meeting of shareholders and to fill vacancies on the Board of Directors, and (2) implement the Board's criteria for selecting new Directors. The Nominating Committee also oversees the evaluation of the Board members and seeks to annually review Director qualifications and skill sets with the goal of maintaining fresh perspectives on the Board and complementing the skill sets of the other Board members. The Nominating Committee receives recommendations from its members, other members of the Board of Directors, outside advisors, and consultants for candidates to be considered for the Board. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill or add committee positions.

              The Nominating Committee's current process for identifying and evaluating nominees for Director positions consists of general periodic evaluations of the size and composition of the Board of Directors, applicable listing standards and laws, and other appropriate factors with a goal of maintaining continuity of appropriate industry expertise and knowledge of our Company. The Nominating Committee looks for a number of personal attributes in selecting candidates as specified in our Corporate Governance Guidelines including: sound reputation and ethical conduct; business and professional activities that are complementary to those of the Company; the availability of time and a willingness to carry out their duties and responsibilities effectively; an active awareness of changes in the social, political and economic landscape; an absence of any conflicts of interest; a level of health that allows for attendance and active contribution to most Board and committee meetings; limited service on other boards; and a commitment to contribute to our overall performance, placing it above personal interests. The Nominating Committee does not have a diversity policy regarding its selection criteria for determining Director nominees. However, as specified in our Corporate Governance Guidelines, the Nominating Committee makes efforts to maintain members on the Board who have substantial and direct experience in areas of importance to the Company. Additionally, the Nominating Committee seeks independent Directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Nominating Committee considers all attributes, business diversity, professional qualifications, and experience of all candidates the committee believes will benefit us and increase shareholder value, without regard to gender, race or ethnic background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees.

              The Nominating Committee will consider candidates recommended by shareholders. A shareholder desiring to recommend a candidate to our Nominating Committee must provide written notice to the Secretary of the Company at Clarendon House, 2 Church Street, Hamilton, Bermuda. The Nominating Committee may request that the shareholder submitting the recommendation furnish certain information to determine the eligibility and qualifications of such candidate. Any shareholder recommendation will be considered for nomination as a director at the sole discretion of the Nominating Committee. Neither the Board of Directors nor the Nominating Committee is required to include any shareholder nominee recommendation as a proposal in the proxy statement and proxy card mailed to shareholders. We did not receive any such Director nominee recommendations for the Annual Meeting. Under our bye-laws, if a shareholder intends to nominate a person for election to the Board of Directors directly (rather than by recommending such person as a candidate to our Nominating Committee), the shareholder must submit the nomination as described in "Shareholder Proposals."

              In addition, Section 79 of the Companies Act 1981 provides that (i) any number of shareholders representing not less than 5 percent of the total voting power of the shares eligible to vote at a general meeting of shareholders, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of a requisition and compliance with Section 79, we will, at the expense of such shareholder(s), give our other shareholders entitled to receive notice of the next annual general meeting of shareholders notice of the proposed resolution. To be timely, the requisition requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in respect of any matter to come before an annual general meeting of shareholders by requisition deposited at our registered office not less than one week prior to the annual general meeting of shareholders.

              Corporate Governance Committee. The primary purposes of the Corporate Governance Committee are to (1) develop, assess and recommend to the Board our corporate governance policies, and (2) evaluate, develop and recommend to the Board succession plans for all of our senior management. The Corporate Governance Committee works with the Compensation Committee to develop and recommend succession plans to the Board of Directors.

              Meetings of Board of Directors and its Committees. The Board of Directors held four regularly scheduled meetings and two other meetings (which were telephonic) during fiscal year 2018. Each Board member attended at least 75 percent of the Board of Director meetings and committee meetings for which they were members. Our policy regarding Director attendance at annual general meetings of shareholders is we encourage and expect, but do not require, the members of the Board of Directors to attend annual general meetings. Last year, all of our Directors attended the annual general meeting of shareholders.

              Committee Rotation. The Board will consider the rotation of committee assignments and of committee chairs at such intervals as the Board determines on the recommendation of the Corporate Governance Committee. Consideration of rotation will seek to balance the benefits derived from continuity and experience, on the one hand, and the benefits derived from gaining fresh perspectives and enhancing Directors' understanding of different aspects of our business and enabling functions, on the other hand. The Board did not rotate any committee chairs in fiscal year 2018. Thurman K. Case became Chairman of the Audit Committee in March 2017 upon the departure of Alex M. Davern from the Board.

SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

              Any record or beneficial owner of our shares of Common Stock who has concerns about accounting, internal accounting controls or auditing matters relating to our Company may contact the Audit Committee directly. Any record or beneficial owner of our Common Stock who wishes to communicate with the Board of Directors on any other matter should also contact the Audit Committee. The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from shareholders relating to our Company. If particular communications are directed to the full Board, independent Directors as a group, or individual Directors, the Audit Committee will route these communications to the appropriate Directors or committees so long as the intended recipients are clearly stated.

              Communications intended to be anonymous may be made by calling our national hotline service at 844-317-9054 or online at WWW.HOTUS.ETHICSPOINT.COM. If calling, please identify yourself as a shareholder of our Company intending to communicate with the Audit Committee. This third-party service undertakes to forward the communications to the Audit Committee if so requested and clearly stated. You may also send communications intended to be anonymous by mail, without indicating your name or address, to Helen of Troy, 1 Helen of Troy Plaza, El Paso, Texas, 79912, USA, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may be made by calling the hotline number or by mail to that address, including whatever identifying or other information you wish to communicate.

              Communications from employees or agents of our Company will not be treated as communications from our shareholders unless the employee or agent clearly indicates that the communication is made solely in the person's capacity as a shareholder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              During fiscal year 2018, none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company, and no executive officer of the Company served on the Compensation Committee (or equivalent), or the Board of Directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board.

DIRECTOR COMPENSATION

              The following table summarizes the total compensation earned by all non-employee Directors during fiscal year 2018:

    Director Compensation for Fiscal Year 2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Total ($)

Gary B. Abromovitz	120,000	100,000	220,000
John B. Butterworth (1)	50,000	50,000	100,000
Krista L. Berry (2)	100,000	75,000	175,000
Thurman K. Case (3)	115,000	100,000	215,000
Alexander M. Davern (4)	-	25,000	25,000
Timothy F. Meeker	210,000	100,000	310,000
Beryl B. Raff	100,000	100,000	200,000
William F. Susetka	115,000	100,000	215,000
Darren G. Woody	105,000	100,000	205,000

(1)
Completed his term on the Board of Directors on August 23, 2017 and did not stand for re-election.

(2)
Joined the Board of Directors in May 2017 and was appointed as a member of the Corporate Governance Committee in August 2017.

(3)
Joined the Board of Directors in January 2017 and was appointed Chairman of the Audit Committee in March 2017 and as a member of Corporate Governance Committee in August 2017.

(4)
Resigned from the Board of Directors in March 2017.

(5)
The amounts in this column are based on the grant date fair values of $98.45, $93.40, $90.80 and $88.90 per share on March 1, June 1, September 1, and December 1, 2017, respectively, computed in accordance with FASB ASC Topic 718. Each of the restricted stock awards vested on the grant date. With respect to stock awards, approximately 30 percent of the value of the grant is settled with cash in order for the Directors to satisfy any tax liabilities associated with the grant. Further information regarding the awards is included in "Non-Employee Director Equity Compensation Plan" below.

              During the fiscal year ended February 28, 2018, Julien R. Mininberg, our CEO, was our only Director who was also an employee of the Company. He did not receive any remuneration for his service as a member of the Board of Directors. Under our compensation guidelines, Board members who are non-employee directors received annual compensation for their services in the form of a cash retainer equal to $100,000 and Common Stock valued at $100,000. The grants of Common Stock are made in quarterly equal value installments on the first business day of each fiscal quarter based on fair market value of the Common Stock as of the close of business of the grant date. The additional annual cash compensation of the Chairman of the Board of Directors is $105,000 annually. The Chairman of the Board of Directors also received an additional $5,000 annually as the Chairperson of the Nominating Committee, as further described below. The Deputy Chairman received an additional

$20,000 annually in cash compensation, and the Chairperson of each committee of the Board of Directors received the following additional annual cash compensation:

Audit Committee	$15,000

Compensation Committee	$15,000

Nominating Committee	$5,000

Governance Committee	$5,000

No other meeting attendance or committee fees are paid.

              In fiscal year 2018, the following cash compensation was paid to our non-employee Directors.

    Directors Fees Earned or Paid in Cash for Fiscal Year 2018

Name	Board Retainers ($) (1)	Chairman And Deputy Chairman Fees ($)		Committee Chair Fees ($)		Total ($)

Gary B. Abromovitz	100,000	20,000	(2)	-		120,000
John B. Butterworth (3)	50,000	-		-		50,000
Krista L. Berry	100,000	-		-		100,000
Thurman K. Case	100,000	-		15,000	(4)	115,000
Timothy F. Meeker	100,000	105,000	(5)	5,000	(5)	210,000
Beryl B. Raff	100,000	-		-		100,000
William F. Susetka	100,000	-		15,000	(6)	115,000
Darren G. Woody	100,000	-		5,000	(7)	105,000

(1)
All non-employee Directors received a quarterly cash retainer of $25,000.

(2)
For his services as Deputy Chairman, Mr. Abromovitz received quarterly cash fees of $5,000.

(3)
Mr. Butterworth completed his term on the Board of Directors and did not stand for re-election, Accordingly, his compensation is for the portion of the year for which he served on the Board of Directors.

(4)
For his services as Chairman of the Audit Committee, Mr. Case received quarterly cash fees of $3,750.

(5)
For his services as Chairman of the Board, Mr. Meeker received quarterly cash fees of $26,250. For his services as Chairman of the Nominating Committee, he received quarterly cash fees of $1,250.

(6)
For his services as Chairman of the Compensation Committee, Mr. Susetka received quarterly cash fees of $3,750.

(7)
For his services as Chairman of the Corporate Governance Committee, Mr. Woody received quarterly cash fees of $1,250.

Director Stock Ownership and Compensation Guidelines

              The Compensation Committee and the Board of Directors believe that Directors should own and hold Common Stock to further align their interests and actions with the interests of our shareholders. Our guidelines require our Directors to hold shares of Common Stock equal in value to at least twice their annual cash retainer. Our guidelines provide that equity awards to non-employee Directors vest when granted. Each Director is given five years from his or her appointment to the

Board of Directors to acquire the shares needed to comply with the guidelines. The Compensation Committee will review stock ownership levels on the first trading day of the calendar year based on the fair market value of the shares on such date.

              The Board of Directors also believes compensation arrangements should be flexible enough to allow the Directors to receive a balanced mix of equity and cash keeping in mind the Board's guidelines for achieving and maintaining stock ownership. In this respect, the Board of Directors will seek to target Director average compensation at a mix of approximately 50 percent cash and 50 percent equity, not including any cash chair fees paid to the chairpersons of the Board committees. Each Director receives approximately 30 percent of the value of the stock grant award in cash in order to pay any tax liabilities associated with the grant.

Non-Employee Director Equity Compensation Plan

              At the 2008 annual general meeting of shareholders, the Company's shareholders approved the Helen of Troy Limited 2008 Non-Employee Directors Stock Incentive Plan (the "2008 Director Plan"). The purpose of the 2008 Director Plan is to (1) aid the Company in attracting, securing, and retaining Directors of outstanding ability and (2) motivate such persons to exert their best efforts on behalf of the Company by providing incentives through the granting of awards under the plan. Only non-employee Directors of the Company are eligible to participate in the 2008 Director Plan. Because Julien Mininberg is an employee of the Company, he is not eligible to participate in the 2008 Director Plan.

              The 2008 Director Plan is administered by the Compensation Committee of the Board of Directors. The 2008 Director Plan permits grants of restricted stock, restricted stock units and other stock-based awards to the Company's non-employee Directors. The vesting criteria and other terms and conditions of restricted stock, restricted stock units and other stock-based awards will be determined by the Compensation Committee. Shares which are subject to awards that terminate, expire, are cancelled, exchanged, forfeited, lapse, or settled for cash may be utilized again with respect to awards granted under the 2008 Director Plan. As of May 15, 2018, 85,862 shares of restricted stock have been granted under the plan and 89,138 shares of Common Stock remain available for future issue (subject to adjustment in certain circumstances). The plan will expire by its terms on August 19, 2018, and no awards will be granted under that plan after that date. The 2018 Stock Plan is intended to replace the 2008 Director Plan. For additional information regarding these awards and the 2018 Stock Plan, see "Proposal 3 – Approval of the Helen of Troy Limited 2018 Stock Incentive Plan."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth, as of May 15, 2018, the beneficial ownership of the Common Stock of the Directors, nominees for Directors and the executive officers of the Company; the

Directors, nominees for Director and executive officers of the Company as a group; and each person known to the Company to be the beneficial owner of more than five percent of the Common Stock:

Name of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent *

Julien R. Mininberg	73,462		**

Brian L. Grass	33,547	(1)	**

Vincent D. Carson	26,811	(1)	**

Gary B. Abromovitz	8,218		**

Timothy F. Meeker	8,068		**

William F. Susetka	6,635		**

Darren G. Woody	4,368		**

Beryl B. Raff	3,088		**

Thurman K. Case	953		**

Krista L. Berry	775		**

All Directors, nominees for Directors and executive officers as a group (10 persons)	165,925	(1)	0.62%

FMR LLC 245 Summer Street Boston, Massachusetts 02210	3,941,850	(2)	14.75%

Blackrock, Inc. 55 East 52nd Street New York, New York 10055	2,853,747	(3)	10.68%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,328,339	(4)	8.71%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	1,440,829	(5)	5.39%

*
Percent ownership is calculated using a base denominator of 26,719,371 shares of the Common Stock outstanding on May 15, 2018, adjusted in the case of Directors and executive officers, individually and as a group, for stock options exercisable, or restricted stock units that may be settled, within sixty days of May 15, 2018.

**
Ownership of less than one percent of the outstanding Common Stock.

(1)
There are no outstanding restricted stock units that would settle within sixty days of May 15, 2018. Includes shares subject to stock options that are exercisable within sixty days of May 15, 2018 as follows:

Options (#)

Vincent D. Carson	21,486

Brian L. Grass	22,250

Total	43,736

(2)
Based on the Schedule 13G/A filed on February 13, 2018. According to the filing, FMR LLC currently has sole dispositive power for 3,941,850 shares, shared dispositive power for zero shares, sole voting power for 913,869 shares, and shared voting power for zero shares.

(3)
Based on the Schedule 13G/A filed on January 23, 2018. According to the filing, Blackrock, Inc. has sole dispositive power for 2,853,747 shares, shared dispositive power for zero shares, sole voting power for 2,795,602 shares, and shared voting power for zero shares.

(4)
Based on the Schedule 13G/A filed on February 8, 2018. According to the filing, The Vanguard Group, Inc. currently has sole dispositive power for 2,286,503 shares, shared dispositive power for 41,836 shares, sole voting power for 40,495 shares, and shared voting power for 3,415 shares.

(5)
Based on the Schedule 13G/A filed on February 9, 2018. According to the filing, Dimensional Fund Advisors LP has sole dispositive power for 1,440,829 shares, shared dispositive power for zero shares, sole voting power for 1,399,046 shares, and shared voting power for zero shares.

EXECUTIVE OFFICERS

              Our executive officers are currently Julien R. Mininberg, Brian L. Grass and Vincent D. Carson. Mr. Mininberg also serves as a Director of the Company and he and Mr. Carson stand for nomination at the Annual Meeting. Their biographies are included above under "Proposal 1: Election of Directors." Mr. Carson has announced that he will retire from his positions as Chief Legal Officer and Secretary effective as of the Annual Meeting and has been nominated for election to the Board of Directors at the Annual Meeting.

BRIAN L. GRASS, age 48, joined the Company in 2006. In May 2014, Mr. Grass was appointed Chief Financial Officer of the Company. Prior to the appointment, he served in the capacity of the Company's Assistant Chief Financial Officer. Prior to joining the Company, Mr. Grass spent seven years in public accounting at KPMG LLP and six years in various financial leadership roles at Tenet Healthcare Corporation, a healthcare services company.

COMPENSATION COMMITTEE REPORT

              The Compensation Committee of the Board of Directors (the "Compensation Committee") has reviewed and discussed with management the Compensation Discussion and Analysis for the fiscal year ended February 28, 2018 to be included in the proxy statement for the Annual Meeting filed pursuant to Section 14(a) of the Exchange Act. Based on its review and discussion referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement on Schedule 14A for the Company's Annual Meeting and incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2018.

Members of the Compensation Committee:

William F. Susetka, Chairman
Gary B. Abromovitz
Timothy F. Meeker
Darren G. Woody

              This Compensation Committee Report is not "soliciting material," and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE OFFICERS Julien R. Mininberg CEO Brian L. Grass Chief Financial Officer Vincent D. Carson Chief Legal Officer and Secretary
This section of the proxy statement explains how the Compensation Committee oversees our executive compensation programs and discusses the compensation earned by our named executive officers below, as presented in the tables under "Executive Compensation." We sometimes refer to Messrs. Grass and Carson as "other named executive officers." Mr. Carson has announced that he will retire from his positions as Chief Legal Officer and Secretary effective as of the Annual Meeting.

Executive Summary

              This Compensation Discussion and Analysis describes our executive compensation program for fiscal year 2018. During fiscal year 2018, the Compensation Committee was responsible for approving executive compensation and overseeing the administration of our incentive plans and employee benefit plans.

              Overall, our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests and includes other practices that we believe serve shareholder interests such as paying for performance and maintaining policies relating to clawbacks of incentive awards and prohibitions on hedging or pledging Company stock. Important features of our fiscal year 2018 executive compensation program include the following:

Feature	Terms

Rigorous Performance Metrics	• Established rigorous performance goals based on multiple metrics that are not duplicative between short-term and long-term incentive awards.

Long-Term Incentives	• Established multi-year performance periods for long-term incentive awards, with minimum vesting periods for Company equity grants.

Market Compensation Levels

•

Set the compensation of our named executive officers at what the Compensation Committee believes are market levels using, as a guideline, companies in a comparative peer group and/or other companies it believes are a source of talent, market surveys and other data.

              At the 2017 annual general meeting, approximately 99 percent of votes present (excluding abstentions and broker non-votes) voted for the "Say-on-Pay" proposal related to our compensation policies. Following the end of each fiscal year, the Compensation Committee conducts a review of all components of the Company's compensation program. In consideration of the results on the "Say-on-Pay" vote, the Compensation Committee acknowledged the support received from our shareholders and viewed the results as a confirmation of the Company's executive compensation policies and decisions. Accordingly, we did not significantly change our compensation principles and objectives for our named executive officers in fiscal year 2018.

Fiscal Year 2018 Performance Overview

              We were able to meet a number of objectives aimed to further our core initiatives to grow our business and increase shareholder value, including:

•
cumulative total shareholder returns of 18 percent and 143 percent over the past three and five fiscal years, respectively.
•
net revenue compound annual growth rates of 3.5 percent and 2.9 percent over the past three and five fiscal years, respectively;
•
cash flow compound annual growth rates of 8.4 percent and 20.1 percent over the past three and five fiscal years, respectively;
•
diluted earnings per share compound annual growth rates of 2.8 percent and 5.5 percent over the past three and five fiscal years, respectively; and
•
adjusted diluted earnings per share compound annual growth rates of 9.6 percent and 10.1 percent over the past three and five fiscal years, respectively.

3 Year Cumulative Returns
Base Year = 2015
80%
60%
40%
20%
0%
13%
47%
*
18%
Fiscal Year 2018
INDUSTRY GROUP
NASDAQ MARKET
COMPENSATION PEER GROUP
HELEN OF TROY

5 Year Cumulative Returns
Base Year = 2013
200%
150%
100%
50%
0%
40%
130%
40%
143%
Fiscal Year 2018
INDUSTRY GROUP
NASDAQ MARKET
COMPENSATION PEER GROUP
HELEN OF TROY

Five Years - Net Sales Revenue
Net Sales Revenue (in millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,317
$1,345
$1,393
$1,407
$1,490
2014
2015
2016
2017
2018
Fiscal Year

Five Year - Net Cash Provided by Operating Activites
Cash Flow from Operations (in millions)
$260
$220
$180
$140
$100
$60
$154
$172
$170
$212
$219
2014
2015
2016
2017
2018
Fiscal Year

Five Year - Diluted EPS
Diluted EPS (Dollars/share)
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$2.66
$4.35
$3.23
$5.17
$4.73
2014
2015
2016
2017
2018
Fiscal Year

Five Year - Adjusted Diluted EPS
Adjusted Diluted EPS (dollars/share)
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$4.50
$5.50
$5.78
$6.49
$7.24
2014
2015
2016
2017
2018
Fiscal Year

*
Three-year cumulative return for the Compensation Peer Group is less than negative 1 percent.

              Adjusted diluted earnings per share from continuing operations may be considered a non-GAAP financial measure as set forth in SEC Regulation G, Rule 100. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP and an explanation of the reasons why the Company believes the non-GAAP financial information is useful and the nature and limitations of the non-GAAP financial measures. On December 20, 2017, we completed the divestiture of the Nutritional Supplements segment through the sale of Healthy Directions LLC and its subsidiaries to Direct Digital, LLC. Following the sale, we no longer consolidate our former Nutritional Supplements segment's operating results. All results presented above are from continuing operations.

Elements of Executive Compensation

              The Compensation Committee structured the fiscal year 2018 compensation of our named executive officers as follows:

Element	Type	Terms

Base Salary	Cash	• Fixed amount of compensation for performing day-to-day responsibilities. • Named executive officers are generally eligible for annual increases.

Annual Incentives and Bonuses	Cash

•

Competitively-based annual incentive awards for achieving short-term financial goals (such as annual adjusted income and net sales targets) and other strategic objectives. While no discretionary bonuses were awarded in fiscal year 2018, the Compensation Committee may award discretionary cash bonuses for exceptional performance and extraordinary efforts.

Performance Long-Term Incentives	Restricted Stock Units (RSUs)

•

Performance RSUs vest at the end of a three-year performance period.

•

Number of Performance RSUs earned by executive officers is based upon cumulative adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return performance metrics.

Time-Vested Long-Term Incentives	RSUs

•

Time-Vested RSUs vest equally over a three-year period for our CEO and over a three-year period for our other named executive officers with 50% vesting on the first day of each fiscal year during the second and third years after the date of grant.

Other	Perquisites	• Very limited perquisites.

Overview of Compensation Practices

Oversight of Our Executive Compensation Program

              The Compensation Committee oversees the compensation of our named executive officers and is composed entirely of independent Directors, as defined under the listing standards of NASDAQ. The Compensation Committee is responsible for evaluating the CEO's performance in light of the goals and objectives of the Company. It also makes compensation recommendations with respect to our other named executive officers, including approval of awards for incentive compensation and equity-based plans. The Compensation Committee and the Corporate Governance Committee also assist the Board of Directors in developing succession planning for our named executive officers.

The Role of the CEO in Determining Executive Compensation

              The Compensation Committee, working with the CEO, evaluates and approves all compensation regarding our other named executive officers. Our other named executive officers report directly to our CEO who supervises the day to day performance of those officers. Accordingly, the CEO establishes the criteria and any targets used to determine bonuses, including each other named executive officer's individual performance and Company-based performance factors, and makes recommendations to the Compensation Committee regarding salaries, bonuses and equity awards for the other named executive officers. The Compensation Committee strongly considers the compensation recommendations and the performance evaluations of the CEO in making its decisions and any recommendations to the Board of Directors with respect to other named executive officers' compensation, incentive compensation plans and equity-based plans that are required to be submitted to the Board. In deliberations or approvals regarding the compensation of the other named executive officers, the Compensation Committee may elect to invite the CEO to be present but not vote. In any deliberations or approvals of the Compensation Committee regarding the CEO's compensation, the CEO is not invited to be present.

Objectives of Our Compensation Program

              Our compensation program is designed to attract, motivate and retain key employees and to align the long-term interests of the named executive officers with those of our shareholders. The philosophy that the Compensation Committee uses to set executive compensation levels and structures is based on the following principles:

•
compensation for our named executive officers should be linked to performance;
•
a higher percentage of compensation should be performance-based as an executive officer's range of responsibility and ability to influence the Company's results increase;
•
compensation should be competitive in relation to the marketplace and in consideration of sources of talent; and
•
outstanding achievement should be recognized.

              In addition, we believe that our compensation programs for executive officers should be appropriately tailored to encourage employees to grow our business, but not encourage them to do so in a way that poses unnecessary or excessive material risk to the Company.

Compensation Consultant and Other Advisers

              The Compensation Committee has the independent authority to hire compensation, accounting, legal, or other advisors. In connection with any such hiring, the Compensation Committee can determine the scope of the consultant's assignments and their fees. The scope of a consultant's services may include providing the Compensation Committee with data regarding compensation trends, assisting the Compensation Committee in the preparation of market surveys or tally sheets or otherwise helping it evaluate compensation decisions.

              The Compensation Committee retained Frederic W. Cook & Company ("FW Cook") as its independent compensation consultant to assist in the evaluation of the compensation packages of our CEO and the other named executive officers for fiscal year 2018. FW Cook works directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in meeting its responsibilities. FW Cook has not performed any other services for the Company nor undertaken any projects on behalf of management. The Compensation Committee has determined that FW Cook had no conflicts of interest relating to its engagement by the Compensation Committee.

Competitive Pay Position for our CEO

              To assist the Compensation Committee in setting appropriate compensation for our CEO, it analyzed competitive market conditions drawing from third-party compensation surveys and publicly available executive compensation data. The Compensation Committee also evaluated compensation trends and market practice in setting the compensation of our CEO. Furthermore, the Compensation Committee used compensation data for similar positions in a peer group analysis as a guide to setting fiscal year 2018 compensation for our CEO. We believe that a peer group analysis permits the Compensation Committee to assess an appropriate total value and mix of pay for our CEO and to set the compensation of our CEO in a manner that is competitive in relation to the marketplace and in consideration of sources of talent. Accordingly, in fiscal year 2017, the Compensation Committee engaged FW Cook to prepare a peer group list for the Compensation Committee to consider in determining the total compensation of our CEO (the "Compensation Peer Group"). In fiscal year 2018, the Compensation Committee reconsidered the composition of the Compensation Peer Group in consultation with FW Cook, and determined that the organizations in the Compensation Peer Group were still appropriate at the time of that determination, other than the removal of Elizabeth Arden Inc., which was acquired by Revlon Inc. In fiscal year 2018, the Compensation Peer Group consisted of the following 15 companies:

Church & Dwight Co. Inc.	Nu Skin Enterprises, Inc.
Coty Inc.	Prestige Brands Holdings, Inc.
Edgewell Personal Care Company	Revlon Inc.
Energizer Holdings, Inc.	Spectrum Brands Holdings Inc.
La-Z-Boy Incorporated	Tempur Sealy International Inc.
Libbey Inc.	Tupperware Brands Corp
Lifetime Brands Inc.	Vitamin Shoppe, Inc.
NACCO Industries Inc.

              In compiling the Compensation Peer Group, the Compensation Committee considered management input and the input of its independent compensation consultant. The Compensation Peer Group includes a mix of companies identified as being within our peer group by proxy advisors or recommended by our compensation consultant or management. The organizations ultimately included in the Compensation Peer Group were chosen because they are a source of talent, are within the general industry of the Company and have comparable revenues, are competitors of the Company or have similar distribution channels as the Company. The Compensation Committee screened companies included in the Compensation Peer Group with a focus on including those with revenues of one-third to three times the revenue of the Company. The Compensation Committee supplements this analysis with additional market information with respect to our CEO's role with data on external opportunities potentially available to our CEO and companies it believes are a source of talent. The Compensation Committee plans to review the Compensation Peer Group during fiscal year 2019. As a result of the divestiture of the Nutritional Supplements segment, the Compensation Committee expects to remove Vitamin Shoppe, Inc. from the Compensation Peer Group for fiscal year 2019.

              While the Compensation Committee used the peer group analysis, market data and compensation survey data as a guide to understand the range of compensation opportunities in setting fiscal year 2018 compensation for our CEO, it did not tie our CEO's compensation to specific market percentiles. In addition, the actual total compensation and/or amount of each compensation element may be more or less than the targets because of factors like expertise, performance, and responsibilities. In setting Mr. Mininberg's compensation for fiscal year 2018, the Compensation Committee considered his extraordinary efforts and leadership as our CEO that have led to strong growth in the revenue, cash flow and market capital of the Company during his tenure. The Compensation Committee views Mr. Mininberg's role as involving greater scope and complexity than similar positions at companies in the Compensation Peer Group and believes his performance would be above the median level of similar positions at companies in the Compensation Peer Group. As such, the Compensation Committee considers his total compensation for fiscal year 2018 to be an appropriate total level and mix of pay in light of the competitive market for executive level talent that can provide innovative leadership and perform demanding roles leading large global organizations. The Compensation Committee believes the compensation program of the Company's CEO is closely aligned with the interests of the shareholders and reflective of the marketplace.

Competitive Pay Positions for our Other Named Executive Officers

              To assist the Compensation Committee in setting appropriate compensation levels for our other named executive officers, it analyzed competitive market conditions drawing from third-party compensation surveys and publicly available executive compensation data. The Compensation Committee supplemented this analysis with additional market information related to each named executive officer's role with data on external opportunities potentially available to our other named executive officers and companies it believes are a source of talent. The Compensation Committee also evaluated compensation trends and market practice for the other named executive officers. While the Compensation Committee used the market data and compensation survey data as a guide in setting fiscal year 2018 compensation targets for these executive officers, it did not tie executive officer compensation to specific market percentiles. In determining target compensation for our other named executive officers in fiscal year 2018, the Compensation Committee applied its independent judgment and considered the recommendations of the CEO and input from the market data, compensation survey data and compensation trends, as well as factors like expertise, performance and responsibilities.

Our Pay Practices and Corporate Governance

              A summary of our current pay practices includes the following:

WHAT WE DO	WHAT WE DO NOT DO

Pay for Performance – We heavily link our executive compensation program to the Company's operating performance and the Compensation Committee's evaluation of individual performance. We ensure that a significant portion of our named executive officers' compensation opportunities are performance-based. The amount of the payout to our named executive officers is contingent on the degree to which the Company achieves pre-established performance goals that the Compensation Committee has determined are aligned with the Company's short- and long-term operating and financial objectives.	No Pledging of Common Stock – Our Insider Trading Policy prohibits Board members and our named executive officers from pledging Common Stock. None of our Directors or executive officers has any existing pledging arrangements.

Focused Incentive Goals – Our annual and long-term incentive program includes multiple and rigorous performance goals that are not duplicative between short- term and long-term incentive awards. Long-term awards are measured over a three-year period. By using different performance measures in our annual cash incentive program and our long-term stock incentive program, we mitigate the risk that our named executive officers would be motivated to pursue results with respect to one performance measure to the detriment of the Company as a whole.	No Use of Common Stock as Collateral for Margin Loans – Board members and our named executive officers are prohibited from using Common Stock as collateral for any margin loan.

Limitation of Employment Term for our CEO – Mr. Mininberg's employment agreement has a termination date of February 28, 2019.	No Pension Plans or Special Retirement Programs for Executive Officers – We do not have a pension plan, and our named executive officers do not participate in any retirement programs not generally available to our employees.

Compensation Recoupment Policies – In order to discourage excessive risk-taking and misconduct on the part of the executive officers, each of our annual cash incentive plan and our principal equity compensation plan includes a clawback provision and is subject to our clawback policy.	No Excessive Perquisites – We provide only a limited number of perquisites and supplemental benefits to attract talented executives to the Company and to retain our current executives.

WHAT WE DO	WHAT WE DO NOT DO

Annual Shareholder "Say on Pay" – Because we value our shareholders' input on our executive compensation programs, our Board has chosen to provide shareholders with the opportunity each year to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers in our proxy statement.	No Hedging – Board members and our named executive officers are prohibited from engaging in transactions (such as trading in options) designed to hedge against the value of the Company's Common Stock, which would eliminate or limit the risks and rewards of the Common Stock ownership.

Limitation on Employment Contracts – All of our named executive officers, other than our CEO, are employed on an at-will basis. Each executive officer has post-termination and non-competition obligations with the Company pursuant to which the executive officer has agreed that he will not participate in a business that competes with us.	No Speculative Trading – Board members and our named executive officers are prohibited from short-selling the Common Stock, buying or selling puts and calls of the Common Stock, or engaging in any other transaction that reflects speculation about the Common Stock price or that might place their financial interests against the financial interests of the Company.

Stock Ownership Guidelines – Our named executive officers are subject to certain stock ownership and holding requirements. The CEO is required to own Common Stock equal in value to at least three times annual salary, and each other executive officer is required to own Common Stock equal in value to at least one times annual salary.	No Unapproved Trading Plans – Board members and our named executive officers are prohibited from entering into securities trading plans pursuant to SEC Rule 10b5-1 without pre-approval; further, no Board member or any executive officer may trade in our Common Stock without pre-approval.

Our Compensation Program for Our CEO

              On January 7, 2016, we entered into an amended and restated employment agreement with Mr. Mininberg, effective March 1, 2016 (the "Employment Agreement"). Mr. Mininberg sets the overall strategic vision for our Company, and oversees the senior management team and the Company's growth and acquisition strategy. While the Compensation Committee used the peer group analysis, market data and compensation survey data as a guide in setting fiscal year 2018 compensation for our CEO, we do not tie our CEO's compensation to specific market percentiles. To assist the Compensation Committee in these efforts, it evaluated the compensation relative to organizations in the Compensation Peer Group. For more information, see "Overview of Compensation Practices – Competitive Pay Position for our CEO."

Pay for Performance

              Total compensation for the CEO varies with both individual performance and the Company's performance in achieving financial and non-financial objectives. The CEO's compensation is designed to reward his contribution to the Company's results and objectives. Accordingly, in addition to considering a comparative peer group, market surveys and other external data, each year, the Compensation Committee reviews individual and Company performance of the CEO and makes corresponding adjustments to compensation.

              The Compensation Committee also believes that performance-based compensation aligns our CEO's interests with our annual corporate goals and that a substantial majority of his compensation should be performance-based considering the scope and level of his business responsibilities. For fiscal year 2018 and the remaining term of the Employment Agreement, Mr. Mininberg's performance compensation was and will be based on a balanced mix of equity and cash awards. Under the Employment Agreement and related compensation programs, the Compensation Committee uses targeted, performance-based compensation goals for our CEO. These targets are designed to incorporate performance criteria that promote our short-term and long-term business strategies, build long-term shareholder value and discourage excessive risk-taking.

              For fiscal year 2018, approximately 84 percent of Mr. Mininberg's total target compensation was tied to Company performance.

Elements of the Compensation Program for Our CEO

              For fiscal year 2018, the principal components of compensation for our CEO were:

•
base salary;

•
performance-based incentive awards (annual and long-term);

•
very limited perquisites; and

•
post-termination benefits.

              The Compensation Committee reviews total compensation for the CEO annually and evaluates his performance. Each year, the Compensation Committee also certifies that the amounts of any bonus payments under the 2011 Annual Incentive Plan ("2011 Bonus Plan") have been accurately determined and that the performance targets approved by the shareholders, and any other material terms previously established by the Compensation Committee, were in fact satisfied. The Compensation Committee believes that performance-based compensation should constitute a substantial portion of our CEO's total compensation. As a result, the Compensation Committee anticipates that the CEO's base salary will represent a small percentage of the CEO's total compensation in any given fiscal year.

Mr. Mininberg's total compensation is primarily performance-based and tied directly to the success of the Company. In addition, Mr. Mininberg's performance-based compensation consists of a mix of cash and equity to provide an appropriate balance of incentives to achieve both the short-term and long-term goals of the Company.

Base Salary of Our CEO

              We provide our named executive officers and other employees with a base salary to provide a fixed amount of compensation for regular services rendered during the fiscal year. The Employment Agreement initially sets Mr. Mininberg's salary at $950,000 per year. As a result of his demonstrated strong performance as our CEO, the Company's strong financial performance during his time as CEO, and the leadership and direction he provides to our employees, the Compensation Committee increased Mr. Mininberg's base salary from $950,000 to $975,000 per year for fiscal year 2018.

Performance-Based Incentive Awards for Our CEO

              The Compensation Committee also designed Mr. Mininberg's compensation package to include a balance of short-term incentive compensation awarded on an annual basis and long-term incentive compensation measured over a three-year performance period. Both short-term and long-term incentive compensation for Mr. Mininberg is based on multiple performance measures.

    Annual Incentive Awards

              The Compensation Committee believes that performance-based awards align our executives' interests with our annual corporate goals and are important to the success of the Company. Accordingly, Mr. Mininberg is entitled to receive an annual incentive bonus, subject to the achievement of specific performance conditions that are not duplicative of the performance conditions of his long-term incentive awards. The Compensation Committee also based the annual incentive award on two performance measures, which are intended to measure identified short term goals of the Company. Mr. Mininberg's annual incentive compensation is not based on a set performance measure over the term of the Employment Agreement. Accordingly, the Compensation Committee is able to reevaluate and establish the performance measures on an annual basis to reflect shareholder input and changes in market trends.

              The fiscal year 2018 bonus opportunity was based on the achievement of adjusted income and net sales targets, with no annual incentive award to be paid if the threshold adjusted income target was not met. Adjusted income is calculated based on net income, without certain asset impairment charges related to assets acquired prior to March 1, 2014 (the date Mr. Mininberg assumed his current position with the Company), gains and losses from dispositions, acquisition and divestiture related expenses, results of operations and performance target components related to divested companies, restructuring charges (including CEO transition costs), litigation charges (including settlements of litigation, but excluding product liability litigation charges and settlements), non-market based currency devaluations, and the impact of unanticipated changes in accounting principles. The Compensation Committee values both goals as important to the Company's success. For fiscal year 2018, the Compensation Committee set the threshold, target and maximum adjusted income and net sales values from continuing operations at the following levels:

Performance Metric	Threshold	Target	Maximum

Adjusted Income	$140.1 million	$155.6 million	$171.2 million

Net Sales	$1,323.0 million	$1,470.0 million	$1,544.0 million

              At the time the performance metrics were set by the Compensation Committee, the Company was evaluating the divestiture of the Nutritional Supplements segment. Accordingly, the Compensation Committee set the net sales target for fiscal year 2018 based on sales from continuing operations, which excluded the results of the Nutritional Supplements segment. As a consequence, the net sales target for fiscal year 2018 was lower than the net sales target for fiscal year 2017. On December 20, 2017, we completed the divestiture of the Nutritional Supplements segment through the sale of Healthy Directions LLC and its subsidiaries to Direct Digital, LLC. Following the sale, we no longer consolidate our former Nutritional Supplements segment's operating results.

              Depending upon the achievement of the above performance goals, for fiscal year 2018, Mr. Mininberg was eligible for a cash payout under the 2011 Bonus Plan targeted at $1,950,000, with a maximum payout of $3,050,000 and a threshold payout of 50 percent of the target amount. For adjusted income and net sales results that fall in between the threshold and the target and the target and maximum values, the payout percentage of the award is calculated as a percent of the target amount using a non-linear curve.

              Eighty percent (80%) of the bonus opportunity was based on the achievement of the adjusted income performance measure and twenty percent (20%) of the bonus opportunity was based on the achievement of the net sales performance measure. The committee placed a higher weight on the adjusted income goal over the net sales goal because it believes that adjusted income is the most relevant and significant factor in measuring our performance. Additionally, the emphasis on the adjusted income metric reflects the importance the Board places on achieving profitability through disciplined business expansion and expense management. If the adjusted income threshold had not been achieved, because of the importance the Compensation Committee places on adjusted income, no bonus would have been earned or payable with respect to fiscal year 2018. Additionally, Mr. Mininberg is not entitled to that portion of the bonus attributed to any performance measure if the threshold amount associated with such performance measure is not achieved.

              The adjusted income and net sales targets are subject to adjustment in the event the Company or any of its subsidiaries divests any of its stock or assets. Additionally, the Company's actual results measured to determine the achievement of these targets are subject to adjustment in the event the Company completes an acquisition of any stock or assets. Accordingly, the results of operations attributed to divestitures and acquisitions are effectively excluded from determining whether performance goals have been achieved. The Compensation Committee believes these adjustments properly modify performance results under the 2011 Bonus Plan to account for the impact of divestitures and acquisitions.

              For fiscal year 2018, the Company's adjusted income from continuing operations was $162,942,000, representing 104.7 percent of the target measure and resulting in a payout percentage relating to that target of 141.3 percent, and the Company's net sales from continuing operations were $1,489,747,000, representing 101.3 percent of the target measure and resulting in a payout percentage relating to that target of 106.5 percent. As a result, the Compensation Committee determined

Mr. Mininberg had earned a cash bonus of $2,618,850 under the 2011 Bonus Plan (a blended percentage of 134.3 percent of the target award).

    Long-Term Incentive Awards

              The Compensation Committee believes that executive compensation should be linked, in part, to building long-term shareholder value. This objective is met by providing long-term incentives in the form of equity-based awards, such as Performance RSUs. These grants make the performance of the Company's Common Stock a targeted incentive. The Compensation Committee established what it believes are rigorous performance goals that are not duplicative between short term and long-term incentive awards. Additionally, the Compensation Committee established a three-year performance period for long-term incentive awards of our CEO.

              As part of this objective, with respect to fiscal year 2018, Mr. Mininberg is eligible to receive a long-term incentive award for a three-year performance period ending February 28, 2020, pursuant to the Helen of Troy Amended and Restated 2008 Stock Plan (the "2008 Stock Plan"). Pursuant to the Employment Agreement, (1) 25% of the target amount of the long-term incentive award is in the form of a grant of time-vested RSUs and (2) 75% of the target amount of the long-term incentive award is in the form of a grant of Performance RSUs. Time-vested RSUs granted in fiscal 2018 will vest over a three-year period from date of grant in three equal installments on March 1, 2018, March 1, 2019 and March 1, 2020. This grant is targeted at 8,125 shares of Common Stock subject to time-vested RSUs (with a grant date fair value of $800,000). The fiscal year 2018 Performance RSU grant is targeted at 24,378 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $2,400,000), with the opportunity to earn up to 48,756 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $4,800,000) and a threshold achievement payout of 12,189 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $1,200,000). The fiscal year 2018 long-term incentive grant is based on the achievement of cumulative adjusted earnings per share (as described below), adjusted cash flow productivity (as described below) and relative total shareholder return targets. Fifty percent (50%) of the fiscal year 2018 long term incentive grant is based on the cumulative adjusted earnings per share performance measure, twenty-five percent (25%) of the fiscal year 2018 long term incentive grant is based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2018 long term incentive grant is based on the achievement of the relative total shareholder return performance measure. The comparison group for purposes of the relative total shareholder return measure is the Compensation Peer Group.

              Adjusted diluted earnings per share is calculated by dividing adjusted income by the number of diluted shares outstanding for each fiscal year. The cumulative adjusted earnings per share metric is calculated as the sum of adjusted diluted earnings per share for each year in the performance period. The adjusted income metric is determined in the same manner as the adjusted income target in Mr. Mininberg's annual incentive award, as described above, other than the results relating to acquisitions during the performance period, which are included in the results for purposes of achieving the long-term incentive targets. The Compensation Committee used cumulative adjusted earnings per share because it believes it is viewed by our shareholders as an important reflection of the Company's financial health and it measures how the Company is performing with respect to profitability and value creation. Due to the importance of cumulative adjusted earnings per share to the Company's shareholders over the long-term, the Compensation Committee elected to use the measure as the highest weighted metric in the determination of Mr. Mininberg's long-term incentive award.

              The adjusted cash flow productivity metric is calculated by dividing (1) net cash provided by operating activities of the Company, less capital and intangible asset expenditures, plus pre-tax cash adjustments included in adjusted income, by (2) adjusted income. The Compensation Committee chose this metric because it measures how the Company's operations are effectively using its investments to generate cash flow. The metric also reflects the importance of cash flow as a means of assessing the fiscal soundness of the Company. The Compensation Committee chose the relative total shareholder return metric because it provides a direct link between Mr. Mininberg's compensation and shareholder results allowing his performance to be judged in comparison to peer group performance, while also allowing positive and negative adjustments for unexpected market conditions. Mr. Mininberg is not entitled to that portion of the award attributed to any performance measure if the threshold amount associated with such performance measure is not achieved.

              In fiscal year 2016, Mr. Mininberg received a long-term incentive award under the 2008 Stock Plan, with a three-year performance period that ended on February 28, 2018, targeted at 19,577 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $1,500,000), with the opportunity to earn up to 39,154 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $3,000,000) and a threshold achievement payout of 9,789 shares of Common Stock subject to Performance RSUs (with a grant date fair value of $750,000). Pursuant to the terms of the fiscal year 2016 award, the amount of the long-term incentive award paid is determined based on the achievement of cumulative adjusted earnings per share (based on earnings per share without asset impairment charges, restructuring charges, total gains or losses from dispositions, costs and expenses incurred in connection with acquisitions and dispositions, litigation charges (including in connection with settlements of litigation but excluding product liability litigation charges and settlements), non-market based currency devaluations and CEO succession costs), adjusted cash flow productivity (as described above) and relative total shareholder return targets. Fifty percent (50%) of the fiscal year 2016 Performance RSU grant was based on the achievement of the cumulative adjusted earnings per share performance measure, twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant was based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant is based on the achievement of the relative total shareholder return performance measure.

              In May 2018, the Compensation Committee certified the level of attainment of established performance goals for the fiscal year 2016 Performance RSU award. For the three fiscal years ending February 28, 2018, our adjusted cumulative earnings per share was $16.55, representing 103.1 percent of the target measure and resulting in a payout percentage relating to that target of 200 percent. Additionally, our adjusted cash flow productivity over the three-year period was 134 percent, representing 168 percent of the target measure and resulting in a payout percentage relating to that target of 200 percent. Finally, our relative total shareholder return over the three-year period was at the 62.5th percentile of the comparative peer group, representing 125 percent of the target measure and resulting in payout percentage relating to that target of 150 percent. As a result, the Compensation Committee determined Mr. Mininberg had earned 36,707 shares of Common Stock subject to Performance RSUs with respect to the fiscal year 2016 Performance RSU grant under the 2008 Stock Plan (a blended percentage of 187.5 percent of the target award).

Limited Perquisites and Other Personal Benefits Provided to Our CEO

              Mr. Mininberg is entitled to participate in various benefit plans available to all employees of the Company, such as a 401(k) plan (including matching contributions), group medical, group life and group dental insurance, as well as vacation and paid holidays. In addition, the Company pays or reimburses Mr. Mininberg for reasonable travel and other expenses incurred by him in performing his obligations.

Potential Post-Termination Benefits for our CEO

              The Employment Agreement provides for certain payments and benefits upon Mr. Mininberg's termination of employment, as described below:

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  Death or Disability.  If Mr. Mininberg's employment is terminated by reason of death or disability, then he (or his estate) would be entitled receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination, (2) any unpaid incentive payment earned by Mr. Mininberg with respect to any award under the 2011 Bonus Plan or the 2008 Stock Plan prior to the effective date of termination, (3) pro rata incentive compensation for the year in which his death or disability occurred, as the Compensation Committee, in its reasonable discretion, determines he likely would have received for the performance period during which his employment was terminated, and (4) any death or disability benefits under the life insurance and disability programs of the Company and its subsidiaries to which he is entitled.

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  Termination by Company for Cause or by Mr. Mininberg Other Than for Good Reason.  If Mr. Mininberg's employment is terminated for cause by the Company or other than for good reason by Mr. Mininberg, then he would be entitled to receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination and (2) any unpaid incentive payment earned by Mr. Mininberg and vested with respect to any award under the 2011 Bonus Plan or the 2008 Stock Plan prior to the effective date of termination.

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  Termination by Mr. Mininberg for Good Reason or by Company Other Than for Cause (and Not in Connection with a Change of Control). If Mr. Mininberg's employment is terminated by Mr. Mininberg for good reason or by the Company other than for cause and not in connection with a change of control of the Company, then he would be entitled to receive: (1) any portion of unpaid base salary or other benefit earned and vested but not yet paid to him as of the date of termination, (2) a cash payment of two times Mr. Mininberg's base salary at the time of termination, in 24 equal installments, (3) a pro rata bonus under the 2011 Bonus Plan for the year in which the termination occurred based upon the actual performance of the Company, (4) a pro rata portion of any outstanding Performance RSUs granted under the 2008 Stock Plan based upon the actual performance of the Company during the applicable performance periods; (5) a pro rata portion of any installment of time-vested RSUs that would have vested as of the anniversary of the grant date that immediately follows the date of termination, (6) an additional cash payment, if applicable, to achieve an aggregate payment amount or value equal to $4,000,000, to the extent the aggregate amount or value of the payments upon such termination is less than $4,000,000, and (7) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months. All payments and benefits due to Mr. Mininberg, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg's execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

  •
  Termination by Mr. Mininberg for Good Reason or by Company Other Than for Cause (and in Connection with a Change of Control). If Mr. Mininberg's employment is terminated by Mr. Mininberg for good reason or by the Company other than for cause and in connection with a change of control, then he would be entitled to receive: (1) any portion of unpaid base salary or other benefit earned and vested but not yet paid to him as of the date of termination, (2) a lump sum cash payment equal to two times both: (i) Mr. Mininberg's then-applicable base salary at the time of the change of control or the date of termination of employment, whichever is higher, plus (ii) an amount equal to the target annual incentive under the 2011 Bonus Plan for the performance period in which his employment terminated, (3) the pro rata portion of the target annual incentive bonus under the 2011 Bonus Plan for the year in which the termination occurred, (4) accelerated vesting of all unvested, time-vested RSUs issued pursuant to the 2008 Stock Plan as of the date of termination, (5) accelerated vesting at target of all outstanding, unearned, Performance RSUs issued pursuant to the 2008 Stock Plan as of the date of termination, (6) an additional cash payment, if applicable, to achieve an aggregate payment amount or value equal to $4,000,000, to the extent the aggregate amount or value of the payments upon such termination is less than $4,000,000, and (7) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months. In the event of any severance payment to Mr. Mininberg that constitutes "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and would be subject to excise taxes imposed by Section 4999 of the Code, a "best-of" calculation will be made comparing (a) the total benefit to Mr. Mininberg from the payments after consideration of the excise tax, to (b) the total benefit to Mr. Mininberg if the payments are reduced to the extent necessary to avoid being subject to the excise tax. Mr. Mininberg would be entitled to the payments equal to the more favorable outcome, as calculated in the Company's reasonable judgment. All payments and benefits due to Mr. Mininberg, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg's execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

              Additionally, in the event any outstanding equity awards issued to Mr. Mininberg pursuant to the 2008 Stock Plan are not assumed in connection with a change of control, such awards will vest immediately in accordance with the terms of the 2008 Stock Plan. The Compensation Committee believes the severance provisions of the Employment Agreement are a competitive compensation element in the executive labor market at the time the Employment Agreement was negotiated and are more beneficial to the Company and its shareholders than conducting an individual negotiation with our CEO in the event of a termination of his employment. The Compensation Committee believes the change of control severance benefits provide incentive for our CEO to fully consider potential changes that are in the best interest of the Company and our shareholders, even if such changes would result in the executive's termination. As noted above, the Employment Agreement limits the potential severance payable to our CEO over the term of the Employment Agreement for the termination events described in the preceding paragraph.

The Company's Compensation Program for our Other Named Executive Officers

              Our other named executive officers for fiscal year 2018 are Mr. Grass, Chief Financial Officer, and Mr. Carson, Chief Legal Officer and Secretary. Neither of these named executive officers is party to an employment agreement. As a result, their compensation is reviewed and determined by the Compensation Committee on an annual basis. The Compensation Committee may also review an executive officer's compensation if that executive officer is promoted or experiences a change in responsibilities.

              Our other named executive officers report directly to our CEO who supervises the day to day performance of those officers. Our CEO annually reviews our executive compensation program (other than for himself) and makes compensation recommendations to the Compensation Committee with respect to the other named executive officers, among others. The Compensation Committee strongly considers the recommendations of the CEO in making its decisions and any recommendations to the Board of Directors with respect to non-CEO compensation, incentive compensation plans and equity-based plans that are approved by the Board. Additionally, for fiscal year 2018, the Compensation Committee evaluated compensation trends and market practice for the other named executive officers. The Compensation Committee also used compensation survey data as a guide to help set fiscal year 2018 compensation targets for the other named executive officers. For further information, see "Overview of Compensation Practices – Competitive Pay Positions for our other Named Executive Officers."

Pay for Performance

              Total compensation for each other named executive officer varies with both individual performance and the Company's performance in achieving financial and non-financial objectives. Each other named executive officer's compensation is designed to reward his contribution to the Company's results and objectives. Accordingly, in addition to considering CEO recommendations, market surveys and other external data, each year, the Compensation Committee reviews individual and Company performance and makes corresponding adjustments to compensation.

              The Compensation Committee believes that a significant portion of compensation to our named executive officers should be "at risk" based on the financial performance of the Company and the individual performance of the executive. The Compensation Committee also believes that the performance compensation should promote both a near- and long-term outlook. As a result, each of the other named executive officers is eligible to earn a performance-based cash annual incentive award and a mix of long-term performance-based and time-vested RSU incentive awards, similar to the compensation structure of our CEO. Multiple performance criteria have been established for both annual performance awards (based on adjusted income and net sales targets) and long-term performance awards (based on cumulative adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return targets). For fiscal year 2018, approximately 70 percent and 65 percent of the total compensation for both Messrs. Grass and Carson, respectively, was tied to performance. For additional information regarding these awards, see "– Annual Incentive Awards for our Other Named Executive Officers" and "– Long-Term Incentive Awards for our Other Named Executive Officers."

Elements of Our Compensation Program for Our Other Named Executive Officers

              The principal components of compensation for our other named executive officers in fiscal year 2018 were:

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Base salary;

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Annual performance-based incentive bonuses;

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Long-term equity compensation; and

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Other personal benefits.

              For fiscal year 2018, Messrs. Grass and Carson were each eligible to earn a performance-based cash annual incentive award and a mix of performance-based and time-vested long-term incentive awards in the form of equity, similar to the compensation structure of our CEO. Additionally, the Company's policy is to provide severance arrangements for the other named executive officers. We expect to enter into written severance agreements with our other named executive officers. For additional information regarding the severance policy and these severance payments, see "– Potential Post-Termination and Change of Control Benefits for our Other Named Executive Officers. The Compensation Committee used compensation survey data as a guide to setting fiscal year 2018 compensation targets for these executive officers.

Base Salary of Our Other Named Executive Officers

              The Company provides our other named executive officers with a base salary to provide a fixed amount of compensation for regular services rendered during the fiscal year. In setting or increasing base salaries, the Compensation Committee strongly considers the recommendations made by our CEO. In addition, the committee considers each executive's job responsibilities, qualifications, experience, performance history and length of service with the Company and comparable salaries paid by our competitors. The Compensation Committee may, in its discretion, change the base salary of other named executive officers based on that named executive officer's performance.

              During fiscal year 2018, the Compensation Committee, upon the recommendation of our CEO, approved the following increases in annual base salary effective June 1, 2017:

Named Executive Officer	Annual Base Salary Increase

Brian L. Grass	$30,000

Vincent D. Carson	$1,500

              The Compensation Committee approved the increase in Mr. Grass' base salary because it believes his compensation was below market levels and in recognition of his performance in fiscal year 2017 and his increased experience as our Chief Financial Officer. The Compensation Committee strongly considered the recommendation of the CEO in determining to increase Mr. Grass' base salary. The Compensation Committee also reviewed market data and trends in evaluating the increase in his base salaries. The Compensation Committee believes the compensation program of our other named executive officers is closely aligned with the interests of the shareholders and reflective of the marketplace.

Annual Incentive Awards for Our Other Named Executive Officers

              Our other named executive officers are eligible to earn a cash annual incentive award. These awards are intended to align our executives' interests with our annual corporate goals. After considering the recommendations of the CEO, for fiscal year 2018, the Compensation Committee established multiple performance criteria for the cash annual incentive award of each other named executive officer.

              The fiscal year 2018 bonus opportunity was based on the achievement of adjusted income and net sales targets, with no annual incentive award to be paid if the threshold adjusted income was not met. The Compensation Committee values both goals as important to the Company's success. For fiscal year 2018, the Compensation Committee set the threshold, target and maximum adjusted income and net sales values from continuing operations at the following levels:

Performance Metric	Threshold	Target	Maximum

Adjusted Income	$140.1 million	$155.6 million	$171.2 million

Net Sales	$1,323.0 million	$1,470.0 million	$1,544.0 million

              The annual incentive threshold, target and maximum award for each of Messrs. Grass and Carson are based upon a percentage of such respective executive officer's base salary for fiscal 2018, as follows:

Name	Threshold	Target	Maximum

B. Grass	37.5%	75%	150%

V. Carson	37.5%	75%	150%

              For adjusted income and net sales results that fall between the threshold and the target and the target and maximum values, the payout percentage of the award of each other named executive officer is calculated as a percent of the target amount using a non-linear curve.

              Eighty percent (80%) of the annual incentive award is based on the achievement of the adjusted income performance measure and twenty percent (20%) is based on the achievement of the net sales performance measure. If the adjusted income threshold had not been achieved, because of the importance the Compensation Committee places on adjusted income, no bonus would have been earned or payable with respect to fiscal year 2018. Additionally, none of our other named executive officers is entitled to that portion of the bonus attributed to any performance measure if the threshold amount associated with such performance measure is not achieved. For a discussion concerning the Compensation Committee's decisions relating to the establishment of these performance measures, see "– Our Fiscal Year 2018 Compensation Program for our CEO – Performance-Based Incentive Awards for our CEO – Annual Incentive Awards."

              For fiscal year 2018, the Company's adjusted income from continuing operations was $162,942,000, representing 104.7 percent of the target measure and resulting in a payout percentage relating to that target of 141.3 percent, and the Company's net sales from continuing operations were $1,489,747,000, representing 101.3 percent of the target measure and resulting in a payout percentage relating to that target of 106.5 percent. As a result, the Compensation Committee approved an annual incentive award payout for each of Messrs. Grass and Carson of $460,817 and $467,994, respectively. These awards represent a blended payout percentage of 134.3 percent of the target award of each such other named executive officer.

Long-Term Incentive Awards for Our Other Named Executive Officers

              The Company's shareholders have approved the 2008 Stock Plan, which the Company uses to grant equity awards to its named executive officers and to key employees. Equity-based compensation and ownership give these individuals a continuing stake in the long-term success of the Company, and the delayed vesting of stock options and RSUs helps to encourage retention. The Compensation Committee and the Board of Directors believe that the executive officers and key employees of the Company should be rewarded for earnings performance that may result from their efforts and that this should be accomplished, in part, by awarding equity compensation to these individuals, which increases their stake in the Company's long-term success and further aligns their interests with those of shareholders. For more information regarding the Company's long-term equity compensation, see "Executive Compensation – Equity Compensation Plan Information."

              After considering the recommendations of the CEO, the Compensation Committee also established multiple performance criteria for the long-term incentive awards in the form of Performance RSUs for each other named executive officer. Fifty percent (50%) of the fiscal year 2018 Performance RSU awards are based on the achievement of the cumulative adjusted earnings per share performance measure, twenty-five percent (25%) of the fiscal year 2018 Performance RSU awards are based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2018 Performance RSU awards are based on the achievement of the relative total shareholder return performance measure. None of our other named executive officers is entitled to that portion of the award attributed to any performance measure if the threshold amount associated with such performance measure is not achieved. The values of the threshold, target and maximum award for each of Messrs. Grass and Carson's Performance RSUs are as follows:

Name	Threshold	Target	Maximum

B. Grass	$262,500	$525,000	$1,050,000

V. Carson	$187,500	$375,000	$750,000

              The Compensation Committee also granted time-vested RSUs that will vest over a three-year period with vesting on each of March 1, 2019 and March 1, 2020. The time-vested RSUs are targeted at $175,000 and $125,000 in grant date fair value for fiscal year 2018 for Messrs. Grass and Carson, respectively.

              In fiscal year 2016, each of our other named executive officers received a long-term incentive award under the 2008 Stock Plan with a three-year performance period that ended on February 28, 2018 in the form of a grant of Performance RSUs. Pursuant to the terms of the fiscal year 2016 award, the amount of the long-term incentive award paid is determined based on the achievement of cumulative adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return targets. Fifty percent (50%) of the fiscal year 2016 Performance RSU grant was based on the achievement of the cumulative adjusted earnings per share performance measure, twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant was based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant is based on the achievement of the relative total shareholder return performance measure. The grant date fair values of the threshold, target and maximum award for each of Messrs. Grass and Carson's 2016 Performance RSUs are as follows:

Name	Threshold	Target	Maximum

B. Grass	$131,250	$262,500	$525,000

V. Carson	$187,500	$375,000	$750,000

              In May 2018, the Compensation Committee certified the level of attainment of established performance goals for the fiscal year 2016 Performance RSU award. For the three fiscal years ending February 28, 2018, our cumulative adjusted earnings per share was $16.55, representing 103.1 percent of the target measure and resulting in a payout percentage relating to that target of 200 percent. Additionally, our adjusted cash flow productivity over the three-year period was 134 percent, representing 168 percent of the target measure and resulting in a payout percentage relating to that target of 200 percent. Finally, our relative total shareholder return over the three-year period was at the 62.5th percentile of the comparative peer group, representing 125 percent of the target measure and resulting in payout percentage relating to that target of 150 percent. As a result, the Compensation Committee determined that each of the other named executive officers listed below had earned the award payable with respect to the fiscal year 2016 Performance RSU grant (a blended percentage of 187.5 percent of the target award), as follows:

Name	Performance RSUs

B. Grass	6,424

V. Carson	9,176

Other Benefits Provided for Our Other Named Executive Officers

              We provide other benefits to the other named executive officers, such as participation in a 401(k) plan, including matching contributions, group medical, group life and group dental insurance, as well as vacation and paid holidays. These benefits are available to all our full-time employees, including each named executive officer, and we believe they are comparable to those provided at other companies.

Potential Post-Termination and Change of Control Benefits for our Other Named Executive Officers

    Severance Arrangements

              The Compensation Committee authorized the Company to provide severance arrangements for the other named executive officers, and the Company expects to enter into written severance agreements with the other named executive officers. Until formal severance agreements are entered into with our other named executive officers, the Company's policy is to provide severance in accordance with the terms authorized by the Compensation Committee. The severance agreements would include the following terms:

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For a termination by the Company without cause (not in connection with a change in control), the other named executive officer will receive (1) cash severance equal to 100 percent of his base salary and 100 percent of his target annual incentive award for the year in which the termination occurred, (2) the pro rata portion of his annual incentive award for the year in which the termination occurred based upon the actual performance of the Company during the performance period, (3) the pro rata portion of his outstanding performance-based long-term incentive awards based upon the actual performance of the Company during the applicable performance periods, (4) pro rata acceleration of all time-vested equity awards held by the other named executive officer that are not vested at the time of termination, and (5) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for him and his family for a maximum of 12 months after the date of termination or until he is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 12 months.

•
For a termination in connection with a change in control (whether by the Company without cause or by the other named executive officer for good reason within 6 months prior to or 18 months after the change in control), the other named executive officer will receive (1) cash severance equal to 150 percent of his base salary and 100 percent of his target annual incentive award for the year in which the termination occurred, (2) the pro rata portion of his target annual incentive award for the year in which the termination occurred, (3) acceleration of all time-vested equity awards held by the other named executive officer that are not vested at the time of termination, (4) acceleration of all unvested performance-based equity awards at target held by the named executive officer at the time of termination (5) a modified tax gross-up similar to that received by our CEO, and (6) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for him and his family for a maximum of 18 months after the date of termination or until he is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

              In addition to the above, as of February 28, 2018, each of our named executive officers held 5,250 unvested shares subject to options granted before August 31, 2015. These options will accelerate if there is a termination of employment by the Company without cause, a termination of employment due to death or disability or the occurrence of a change in control. Beginning in fiscal year 2016, the Compensation Committee no longer plans to grant stock options to our other named executive officers.

              The Compensation Committee believes these severance provisions are a competitive compensation element in the current executive labor market and are more beneficial to the Company and its shareholders than conducting an individual negotiation with each executive officer in the event of a termination of his employment. Furthermore, the Compensation Committee believes the change of control severance benefits provide incentive for our other named executive officers to fully consider potential changes that are in the best interest of the Company and our shareholders, even if such changes would result in the executive's termination. The Company competes for executives in a highly competitive market in which companies routinely offer similar benefits to senior executives. As a result, the Compensation Committee views these amounts as reasonable and appropriate for the other named executive officers. In the event any other named executive officer is terminated, the payment of any cash severance would be at the discretion of the Company, based upon the facts and circumstances at that time.

              Under the 2008 Stock Plan, if an option holder's employment with the Company is terminated due to his death or disability, to the extent the participant was entitled to exercise the option on the date of death or disability, the option may be exercised within one year after such termination. If an option holder's employment is terminated without cause, all of his options that are exercisable as of the date of termination will remain exercisable for ninety days. Beginning in fiscal year 2016, the Compensation Committee no longer plans to grant stock options to our other named executive officers. Any equity awards granted under the 2008 Stock Plan to our other named executive officers would accelerate based on a "double trigger," which means that the acceleration of those awards would generally occur if, during the employment period, the other named executive officer's employment is involuntarily terminated by the Company other than for cause or by the other named executive officer for good reason, in each case, within a specified period following a change of control or if the equity award is not assumed or substituted in connection with the change of control. For further information, see "Executive Compensation – Equity Compensation Plan Information."

              In the event of death or disability, each of the other named executive officers would receive his annual incentive award on a pro rata basis based on the number of days he was employed with the Company during the entire year in which his employment was terminated.

Stock Ownership Guidelines

              Beginning in May 2014, our named executive officers became subject to stock ownership and holding requirements. Our CEO is required to own Common Stock equal in value to at least three times his annual salary, and each other named executive officer is required to own Common Stock equal in value to at least one times his annual salary. For purposes of these requirements, ownership includes not only shares owned directly by the executive, but also shares in-the-money, stock options that are exercisable within 60 days of the date of determination and certain restricted stock units held through various plans and programs of the Company. We have also established milestone guidelines that we use to monitor progress toward meeting these targets over a five-year period, at the end of which the executive is expected to have reached the applicable ownership level.

              Until an executive reaches the applicable milestone, he or she must hold and may not sell any shares (except to meet tax withholding obligations); once the ownership level is met, he or she must hold and may not sell shares if doing so would cause his or her ownership to fall below that level. Although the Company does not require its executive officers to hold Common Stock for specified periods of time, we believe that the above holding requirements result in the ownership by our executives of significant amounts of Common Stock for substantial periods of time and align the interests of our executives with those of our shareholders. For fiscal year 2018, all our named executive officers met their stock ownership requirements.

Prohibition on Pledging and Hedging and Restrictions on Other Transactions Involving Common Stock

              Our Insider Trading Policy prohibits Board members and our named executive officers from pledging Common Stock or using Common Stock as collateral for any margin loan. In addition, the Insider Trading Policy contains the following restrictions:

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Board members and our named executive officers are prohibited from engaging in transactions (such as trading in options) designed to hedge against the value of the Company's Common Stock, which would eliminate or limit the risks and rewards of the Common Stock ownership;

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Board members and our named executive officers are prohibited from short-selling the Common Stock, buying or selling puts and calls of the Common Stock, or engaging in any other transaction that reflects speculation about the Common Stock price or that might place their financial interests against the financial interests of the Company;

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Board members and our named executive officers are prohibited from entering into securities trading plans pursuant to SEC Rule 10b5-1 without pre-approval; further, no Board member or any named executive officer may trade in our Common Stock without pre-approval; and

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Board members and our named executive officers may trade in Common Stock only during open window periods, and only after they have pre-cleared transactions.

              Currently, none of our Directors or executive officers has any pledging arrangements in place involving Common Stock.

Tax Implications of Executive Compensation

              Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct for federal tax purposes in any one year with respect to certain of its executive officers.

              For taxable years beginning prior to December 31, 2017 (prior to changes in U.S. tax law), compensation that constituted "qualified performance-based" under Section 162(m) was excluded from the deductibility limit if, among other requirements, the compensation was payable only upon the attainment of pre-established, objective performance goals under a plan approved by a company's shareholders. Historically, we have had the ability to grant compensation to Section 162(m) "covered employees" under both the 2011 Bonus Plan and the 2008 Stock Incentive Plan that was designed to qualify under this exception to maintain the deductibility of that compensation when we have determined that performance-based compensation was appropriate for those executive officers. Effective for tax years beginning after December 31, 2017, U.S. tax law changes expanded the definition of covered employees under Section 162(m) to include, among others, our Chief Financial Officer, and eliminated the performance-based compensation exception. Therefore, for our 2019 tax year and thereafter, compensation payable to our covered employees in excess of $1 million will not be deductible even if it was intended to constitute qualified performance-based compensation unless it is eligible for transition relief under the newly modified Section 162(m) and any rules promulgated thereunder. However, there is no guarantee that any such compensation will be deductible, and the Company may determine that certain compensation cannot qualify for such transition relief or that it does not wish to take or refrain from taking steps necessary to qualify for such relief.

              The Compensation Committee has considered and will continue to consider tax deductibility in structuring compensation arrangements. However, the Compensation Committee retains discretion to establish executive compensation arrangements that it believes are consistent with the principles described earlier and in the best interests of our Company and its shareholders, even if those arrangements may not be fully deductible under Section 162(m).

EXECUTIVE COMPENSATION

              The following table sets forth the summary of compensation during fiscal years 2016 through 2018 for the Company's Chief Executive Officer, Chief Financial Officer, and other executive officer whose total compensation exceeded $100,000 and who was serving as an executive officer during fiscal year 2018 (such persons referred to, collectively, as the "named executive officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)

Julien R. Mininberg	2018	975,000	-	3,200,000	(4)	2,618,850	13,245	6,807,095
Chief Executive Officer	2017	950,000	-	3,200,000		2,637,200	37,331	6,824,531
	2016	900,000	2,500	1,678,240		2,558,942	36,842	5,176,524

Brian L. Grass	2018	457,500	-	700,000	(5)	460,817	12,260	1,630,577
Chief Financial Officer	2017	419,963	-	500,000		378,890	11,729	1,310,582
	2016	368,637	72,500	350,000		340,665	11,410	1,143,212

Vincent D. Carson (6)	2018	464,625	-	500,000	(7)	467,994	14,422	1,447,041
Chief Legal Officer and	2017	460,125	-	500,000		415,125	14,524	1,389,774
Secretary	2016	431,250	97,500	500,000		398,502	12,922	1,440,174

(1)
These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Long-term incentive awards were granted in fiscal year 2018 under the 2008 Stock Plan in the form of Performance RSUs and time vested RSUs to Messrs. Mininberg, Grass and Carson. The reported value of the Performance RSUs is computed based on the probable outcome of the performance conditions, which is "target". For each of the named executive officers, the ultimate payout for the Performance RSUs can range from zero shares to a maximum of 200 percent of target. Further information regarding the awards is included in the tables entitled "Grants of Plan-Based Awards in Fiscal Year 2018," "Outstanding Equity Awards at Fiscal Year-End 2018" and "Equity Compensation Plan Information."

(2)
The amounts in this column represent annual cash incentive bonuses under the 2011 Bonus Plan that were earned in fiscal year 2018. These amounts were accrued in the Company's financial statements in fiscal year 2018, but were actually paid to Messrs. Mininberg, Grass and Carson after fiscal year end 2018, when the Compensation Committee certified that the related performance goals had been achieved. For further information regarding these awards, see "Grants of Plan Based Awards in Fiscal Year 2018."

(3)
For fiscal year 2018, the following compensation was paid to our named executive officers, which comprises "All Other Compensation":

  All Other Compensation For Fiscal Year 2018

Name	401(k) Plan ($)	Group Life Insurance ($)	Other Payments ($)	Total ($)

Julien R. Mininberg	10,967	1,932	346	13,245

Brian L. Grass	11,000	1,260	-	12,260

Vincent D. Carson	10,810	3,612	-	14,422

(4)
Includes 8,125 shares subject to RSUs (or $800,000), which vest equally over a three-year period, and 24,378 shares subject to Performance RSUs (or $2,400,000), which represents the target award, calculated using a price per share of $98.45, the closing market price of the Common Stock on March 1, 2017, the date of the grant. At the date of the grant, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 48,756 shares subject to Performance RSUs (or $4,800,000). This represents the aggregate grant date fair value of the award, calculated in accordance with FASB ASC Topic 718.

(5)
Includes 1,794 shares subject to RSUs (or $175,000), which vest over a three-year period with 50% vesting on the first day of each fiscal year during the second and third years after the date of grant, and 5,384 shares subject to Performance RSUs (or $525,000), which represents the target award, calculated using a price per share of $98.45 and $95.92, the closing market prices of the Common Stock on March 1, 2017 and May 10, 2017, respectively, the dates of the grants. At the dates of the grants, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 10,768 shares subject to Performance RSUs (or $1,050,000). This represents the aggregate grant date fair value of the award, calculated in accordance with FASB ASC Topic 718.

(6)
Mr. Carson has announced that he will retire from his positions as Chief Legal Officer and Secretary effective as of the Annual Meeting.

(7)
Includes 1,269 shares subject to RSUs (or $125,000), which vest over a three-year period with 50% vesting on the first day of each fiscal year during the second and third years after the date of grant, and 3,809 shares subject to Performance RSUs (or $375,000), which represents the target award, calculated using a price per share of $98.45, the closing market price of the Common Stock on March 1, 2017, the date of the grant. At the date of the grant, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 7,618 shares subject to Performance RSUs (or $750,000). This represents the aggregate grant date fair value of the award, calculated in accordance with FASB ASC Topic 718.

              For fiscal year 2018, the following plan-based compensation was awarded to the named executive officers:

Grants of Plan-Based Awards in Fiscal Year 2018

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards; Number of Shares of Stock or		Grant Date Fair Value of Stock and Option

Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)		Awards ($)

Julien R. Mininberg
Annual Incentive Award	03/01/17	(2)	975,000	1,950,000	3,050,000
Performance RSUs	03/01/17					12,189	24,378	48,756			2,400,000	(5)
Time-Vested RSUs	03/01/17								8,125	(3)	800,000	(5)

Brian L. Grass
Annual Incentive Award	03/01/17	(2)	171,563	343,125	686,250
Performance RSUs	03/01/17					1,905	3,809	7,618			375,000	(5)
	05/10/17					788	1,575	3,150			150,000	(5)
Time-Vested RSUs	03/01/17								1,269	(4)	125,000	(5)
	05/10/17								525	(4)	50,000	(5)

Vincent D. Carson
Annual Incentive Award	03/01/17	(2)	174,234	348,469	696,938
Performance RSUs	03/01/17					1,905	3,809	7,618			375,000	(5)
Time-Vested RSUs	03/01/17								1,269	(4)	125,000	(5)

(1)
The number of shares listed represents long-term equity incentive awards in the form of Performance RSUs. The performance criteria for these awards is based on the achievement of cumulative adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return targets over a three-year performance period, as described in further detail in "Compensation Discussion and Analysis."

(2)
Under the 2011 Bonus Plan, the performance metrics are based on the achievement of adjusted income and net sales targets. For further information regarding these performance goals, see "Compensation Discussion and Analysis." The actual payouts for fiscal year 2018 were 134.3 percent of the target amount for each of the named executive officers.

(3)
The amounts shown reflect the number of time-vested RSUs granted to our CEO in fiscal year 2018, which vest equally over a three-year period from the date of grant.

(4)
The amounts shown reflect the number of time-vested RSUs granted to each applicable named executive officer in fiscal year 2018, which vest over a three-year period with 50% vesting on the first day of each fiscal year during the second and third years after the date of grant.

(5)
Represents the aggregate grant date fair value of the subject awards, based on the expected achievement of performance targets, where applicable. These were computed in accordance with FASB ASC Topic 718.

              The following table sets forth certain information with respect to outstanding equity awards at February 28, 2018 with respect to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2018

	Option Awards(1)				Share Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexerciseable	Option Exercise Price ($)	Option Expiration Date(2)	Equity Incentive Plan Awards: Number of Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)

Julien R. Mininberg	-	-	-	-	36,707	(3)	3,305,465
	-	-	-	-	25,020	(4)	2,253,051
	-	-	-	-	5,560	(10)	500,678
	-	-	-	-	24,378	(6)	2,195,239
					8,125	(11)	731,656

Brian L. Grass	1,200	-	22.46	8/19/18	-		-
	1,200	-	18.80	5/15/19	-		-
	3,750	-	32.90	5/17/21	-		-
	5,000	-	34.72	5/1/22	-		-
	5,250	2,250	36.03	5/6/23	-		-
	4,500	3,000	64.19	5/2/24	-		-
	-	-	-	-	6,424	(3)	578,481
	-	-	-	-	571	(5)	51,419
	-	-	-	-	3,909	(4)	352,005
	-	-	-	-	1,303	(7)	117,335
	-	-	-	-	5,384	(6)	484,829
	-	-	-	-	1,794	(8)	161,550

Vincent D. Carson	5,000	-	18.80	5/15/19	-		-
	7,500	-	32.90	5/17/21	-		-
	7,500	-	34.72	5/1/22	-		-
	5,250	2,250	36.03	5/6/23	-		-
	4,500	3,000	64.19	5/2/24	-		-
	-	-	-	-	9,176	(3)	826,299
	-	-	-	-	815	(5)	73,391
	-	-	-	-	3,909	(4)	352,005
	-	-	-	-	1,303	(7)	117,335
	-	-	-	-	3,809	(6)	343,000
	-	-			1,269	(8)	114,273

(1)
All options granted had five annual vesting periods commencing on the first anniversary of each grant date. Options granted through May 6, 2013 vested at graduated rates per year of 10, 15, 20, 25, and 30 percent. Options granted on or after May 2, 2014 vested equally at a rate of 20 percent per year.

(2)
All options listed in this table have an expiration date of ten years from the date of grant.

(3)
These shares represent Performance RSUs granted under the 2008 Stock Plan, based on 187.5 percent performance achievement. The Performance RSUs vest if the performance conditions under the awards are achieved based on a three-year performance period ended February 28, 2018. Payouts can range from zero shares to a maximum of 200 percent of target. In May 2018, the Compensation Committee certified the level of attainment of established performance goals and the Performance RSUs vested at 187.5 percent of target.

(4)
These shares represent Performance RSUs granted under the 2008 Stock Plan, based on "target." The Performance RSUs vest if the performance conditions under the awards are achieved based on a three-year performance period ending February 28, 2019. Payouts can range from zero shares to a maximum of 200 percent of target. The number of shares reflected assumes the target level of performance achievement, which would result in the Performance RSUs vesting at 100 percent of target.

(5)
Represents time-vested RSUs granted to Messrs. Grass and Carson, which vested over a three-year period from date of grant with 50% vesting on each of March 1, 2017 and March 1, 2018.

(6)
These shares represent Performance RSUs granted under the 2008 Stock Plan, based on "target." The Performance RSUs vest if the performance conditions under the awards are achieved based on a three-year performance period ending February 28, 2020. Payouts can range from zero shares to a maximum of 200 percent of target. The number of shares reflected assumes the target level of performance achievement, which would result in the Performance RSUs vesting at 100 percent of target.

(7)
Represents time-vested RSUs granted to Messrs. Grass and Carson, which vest over a three-year period from date of grant with 50% vesting on each of March 1, 2018 and March 1, 2019.

(8)
Represents time-vested RSUs granted to Messrs. Grass and Carson, which vest over a three-year period from date of grant with 50% vesting on each of March 1, 2019 and March 1, 2020.

(9)
Calculated using a price per share of $90.05, the closing market price of the Common Stock as reported by NASDAQ Stock Market on February 28, 2018, the end of the Company's last completed fiscal year.

(10)
Represents time-vested RSUs granted to Mr. Mininberg, which vest over a three-year period from date of grant in three equal installments on March 1, 2017, 2018 and 2019.

(11)
Represents time-vested RSUs granted to Mr. Mininberg, which vest over a three-year period from date of grant in three equal installments on March 1, 2018, 2019 and 2020.

              The following table provides information on all exercises of stock options and vesting of stock awards for our named executive officers during fiscal year 2018:

Option Exercises and Stock Vested During Fiscal Year 2018

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Julien R. Mininberg (1)			54,916	5,255,286

Brian L. Grass (1)	-	-	8,477	813,396

Vincent D. Carson (1)	-	-	13,185	1,264,951

(1)
Represents the vesting of time-vested RSUs on March 1, 2017 and Performance RSUs on May 15, 2017.

  Employment Contract For Our Chief Executive Officer

              Mr. Mininberg and the Company entered into the Employment Agreement as of January 7, 2016, which became effective March 1, 2016. Pursuant to the Employment Agreement, Mr. Mininberg is to serve as the Company's CEO for a fixed term through February 28, 2019, subject to earlier termination by either party. For additional information regarding Mr. Mininberg's Employment Agreement, see "Compensation Discussion and Analysis – Amended and Restated Employment Agreement of our CEO."

              Annual Incentive Bonus. With respect to fiscal year 2018, Mr. Mininberg was eligible for an annual performance bonus (the "Fiscal 2018 APB") payable in cash under 2011 Bonus Plan targeted at $1,950,000, with the opportunity to earn up to $3,050,000 and a threshold achievement payout of fifty percent (50%) of the target amount. The Fiscal 2018 APB was based on the achievement of adjusted income (based on net income without certain items defined in the Plan) and net sales targets from continuing operations. Eighty percent (80%) of the Fiscal 2018 APB was based on the achievement of the adjusted income performance measure and twenty percent (20%) of the Fiscal 2018 APB was based on the achievement of the net sales performance measure. If the adjusted income threshold had not been achieved, no Fiscal 2018 APB would have been earned or payable. Mr. Mininberg would not have been entitled to a bonus with respect to any performance measure if the threshold amount associated with such performance measure had not been achieved.

              Long-Term Incentive Compensation. With respect to fiscal year 2018, Mr. Mininberg is eligible to receive a long-term incentive award for a three-year performance period ending February 28, 2020 (the "Fiscal 2018 LTPB"), pursuant to the 2008 Stock Plan. Pursuant to the Employment Agreement, this award is in the form of a grant of time-vested RSUs and Performance RSUs. The Fiscal 2018 LTPB is targeted at $3,200,000, with the opportunity to earn up to $5,600,000 and a threshold achievement payout of $2,000,000. The Fiscal 2018 LTPB is based on the achievement of cumulative adjusted earnings per share, adjusted cash flow productivity and relative total shareholder return targets. Fifty percent (50%) of the Fiscal 2018 LTPB is based on the achievement of the cumulative adjusted earnings per share performance measure, twenty-five percent (25%) of the Fiscal 2018 LTPB is based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the Fiscal 2018 LTPB is based on the achievement of the relative total shareholder return performance measure. Mr. Mininberg is not entitled to a bonus with respect to any performance measure if the threshold amount associated with such performance measure is not achieved.

              Other Benefits. For information regarding other limited perquisites and other benefits provided to Mr. Mininberg pursuant to the Employment Agreement, see "Compensation Discussion and Analysis – Our Fiscal Year 2018 Compensation Program for Our CEO – Limited Perquisites and Other Personal Benefits Provided to Our CEO."

              Employment Termination. The Employment Agreement provided for certain payments and benefits upon Mr. Mininberg's termination of employment. See "Compensation Discussion and Analysis – Our Fiscal Year 2018 Compensation Program for Our CEO – Potential Post-Termination Benefits for our CEO."

  Equity Compensation Plan Information

              The following table summarizes certain equity compensation plan information as of February 28, 2018:

  Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (1)

Equity compensation plans approved by security holders	610,508	$58.35(2)	1,607,461

(1)
Includes 50,444 shares authorized and available for issuance in connection with the 2008 Employee Stock Purchase Plan (as defined below), 1,466,500 shares authorized and available for issuance under the 2008 Stock Plan and 90,517 shares authorized and available for issuance under the 2008 Director Plan.

(2)
The weighted average exercise price does not take into account the shares issuable upon vesting of time-based RSUs and Performance RSUs.

              As of May 15, 2018, (1) there were options to purchase 254,285 shares of Common Stock outstanding under the equity compensation plans of the Company; (2) the weighted average exercise price for such outstanding options was $60.16; (3) the weighted average remaining term for such outstanding options was 4.1 years; (4) there were 49,725 granted but unvested full-value awards under the equity compensation plans of the Company; and (5) there were 1,248,080 shares available for issuance under the equity compensation plans of the Company. The Company's existing equity compensation plans include the 2008 Director Plan, the 2008 Stock Plan and the 2008 ESPP (as defined below). Those plans will expire pursuant to their terms on August 19, 2018 and no awards will be granted under those plans after that date.

  2008 Stock Plan

              The Company's shareholders approved the 2008 Stock Plan (as amended and restated) at the 2015 annual general meeting of shareholders. The 2008 Stock Plan is administered by the Compensation Committee of the Board of Directors. The 2008 Stock Plan permits the granting of stock options, including ISO's and NSO's, unrestricted shares of Common Stock, stock appreciation rights ("SAR's"), restricted stock, restricted stock units, and other stock-based awards. Currently, the maximum number of shares reserved for issuance under the 2008 Stock Plan is 3,750,000 shares and the maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,000,000 shares, subject to adjustment for certain events as described in the plan. Employees of the Company, its subsidiaries and affiliates and consultants to the Company and its subsidiaries, are eligible to participate in the 2008 Stock Plan. The plan will expire by its terms on August 19, 2018 and no awards will be granted under that plan after that date. The 2018 Stock Plan is intended to replace the 2008 Director Plan. For additional information regarding these awards and the 2018 Stock Plan, see "Proposal 3 – Approval of the Helen of Troy Limited 2018 Stock Incentive Plan."

              The 2008 Stock Plan provides that the option price pursuant to which Common Stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date the option is granted. No option granted under the 2008 Stock Plan will be exercisable more than ten years after the date of grant. If a participant's service terminates by reason of death or disability (as defined in the 2008 Stock Plan), to the extent the participant was entitled to exercise the option on the date of death or disability, the option may be exercised within one year after the date of death or disability. If a participant's service with the Company terminates for any reason (other than death or disability), each option then held by the participant may be exercised within ninety days after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company.

              The 2008 Stock Plan also provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the 2008 Stock Plan. The vesting of a restricted stock award or restricted stock unit granted under the 2008 Stock Plan may be conditioned upon the completion of a specified period of employment with the Company or a subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant's service is terminated for any reason, the participant will only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service. The participant's unvested restricted stock and restricted stock units will be forfeited. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated without "cause" (as determined by the Compensation Committee) by the Company, provided that with respect to Awards granted to Covered Employees that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code and that are eligible for transition relief from changes to the tax laws in November 2017, such acceleration must be done in a manner that complies with Section 162(m) of the Code.

              The terms and conditions of other stock-based awards will be determined by the Compensation Committee. Other stock-based awards granted prior to the changes to the tax laws in November 2017 or future awards that are eligible for transition relief from the changes to the tax laws in November 2017 may be granted in a manner that will enable the Company to deduct any amount paid by the Company in compliance with the "performance-based compensation" exemption from Section 162(m) of the Code. Performance-based awards are rights to receive amounts denominated in cash or shares of Common Stock, based on the Company's or a participant's performance between the date of grant and a pre-established future date.

              Under the 2008 Stock Plan, the acceleration of equity awards to participants is based on a "double trigger", which means that the acceleration of those awards would generally occur if, during the employment period, the participant's employment is involuntarily terminated by the Company other than for cause or by the participant for good reason, in each case, within a specified period following a Change of Control (as defined under the plan) or if the equity award is not assumed or substituted in connection with the Change of Control. In the event of a Change of Control, with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of the Change of Control, a participant's employment is involuntarily terminated other than for cause or by the participant for good reason, then (1) the participant will have the right to exercise or settle from and after the date of termination any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant's other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant's outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the date of termination based upon achievement of relevant performance goals or based on performance at the "target" level, either in full or pro rata based upon the length of time within the performance period that has elapsed.

              With respect to awards not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, upon the occurrence of the Change of Control, (1) the participant will have the right to exercise or settle from and after the date of the Change of Control any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant's other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant's outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the effective date of the Change of Control based upon achievement of relevant performance goals or based on performance at the "target" level, either in full or pro rata based upon the length of time within the performance period that has elapsed.

  2008 Employee Stock Purchase Plan

              At the 2008 annual general meeting, the shareholders approved the Helen of Troy Limited 2008 Employee Stock Purchase Plan (the "2008 ESPP") and reserved 350,000 shares of Common Stock for issuance under the plan. It is the intention of the Company that the 2008 ESPP qualify as an "employee stock purchase plan" under Section 423 of the Code.

              The purpose of the 2008 ESPP is to provide employees of the Company or its subsidiaries designated by the Board of Directors or the Committee (defined below) ("Designated Subsidiaries") as eligible to participate in the 2008 ESPP an opportunity to purchase shares of Common Stock and thereby have an additional incentive to contribute to the prosperity of the Company. The aggregate number of shares of Common Stock that may be sold pursuant to all offerings of the Company's Common Stock under the 2008 ESPP will not exceed 350,000 shares, as adjusted for any recapitalization or reorganization of the Company as set forth in the 2008 ESPP. The 2008 ESPP provides that eligible full-time employees of the Company or its Designated Subsidiaries may purchase shares of Common Stock with payroll deductions accumulated on behalf of such employees. Employees may authorize payroll deductions of up to 15 percent of their compensation, subject to certain limitations under section 423(b) of the Code, which is accumulated over an option period and then used to purchase Common Stock. Option periods end in February and August of each fiscal year. The purchase price is 85 percent of the closing price of the Common Stock on NASDAQ on either the first day or last day of each option period, whichever is less. Employees may suspend or discontinue their participation in the plan at any time.

  Potential Payments Upon Termination Or Change In Control

  Chief Executive Officer

              The information below describes certain compensation that would be paid to Mr. Mininberg under the terms of the Employment Agreement, in the event of a termination of his employment with the Company and/or change in control of the Company. The amounts shown in the table below assume that such a termination of employment and/or change in control occurred on February 28, 2018. The below information includes amounts earned through such date and are estimates of the amounts that would be paid out to Mr. Mininberg upon his termination and/or a change in control (based upon his compensation and service levels as of such date). The actual amounts to be paid out can only be determined at the time of a change in control and/or termination of employment with the Company. In addition to the amounts in the table below, Mr. Mininberg would have been entitled to receive earned and unpaid annual incentive compensation of $2,618,850 as of February 28, 2018, which was paid to Mr. Mininberg after fiscal year end 2018. Any outstanding equity awards issued pursuant to the 2008 Stock Plan that are not assumed in connection with a change of control will vest immediately in accordance with the terms of the 2008 Stock Plan. Mr. Mininberg's equity awards are otherwise subject to a double trigger and would not vest unless within one year after a change of control, his employment was involuntarily terminated by the Company other than for cause or by Mr. Mininberg for good reason. For further information regarding the terms of the Employment Agreement and a description of Mr. Mininberg's potential payments upon termination and/or a change of control, see "Executive Compensation — Employment Contract for our CEO" and "Compensation Discussion and Analysis — Our Fiscal Year 2018 Compensation Program for Our CEO — Potential Post-Termination Benefits for our CEO."

    CEO – Julien R. Mininberg

              In addition to any portion of unpaid base salary and annual incentive earned but not yet paid to him as of the date of termination, if Mr. Mininberg's employment had been terminated as of February 28, 2018, Mr. Mininberg would be entitled to receive the following:

Triggering Event	Compensation Component	How Paid	Payout

Death	• Death benefits (2)	Third party payment	$750,000

Disability (1)	• Disability benefits (2)	Third party payment	$4,057,200

Termination for Good Reason or	• Cash payment of 2 times base salary	Over 24 months	$1,950,000
without Cause (1) (3) (6)	• Pro rata portion of any outstanding Performance RSUs based on actual performance (4)	Over time	$5,539,253
	• Pro rata portion of any time-vesting RSUs	Within 60 days	$494,224
	• Health benefits (5)	Over time	$23,442

	Total		$8,006,919

Change of Control (1) (6) (7)	• Cash payment of 2 times base salary and target annual incentive	Within 75 days	$3,900,000
	• Accelerated vesting of outstanding Performance RSUs (4)	Over time	$7,753,755
	• Accelerated vesting of time-vesting RSUs	Within 60 days	$1,232,334
	• Health benefits (5)	Over time	$35,163

	Total		$12,921,252

(1)
The terms "disability," "good reason" and "cause" have the same meanings as defined in the Employment Agreement.

(2)
These represent third party payments from insurers. In the event of death, this would include the payment under a life insurance policy in the amount of $750,000. In the event of disability, the amount of the payment(s) would depend upon the circumstances and nature of the disability, with a maximum payment of $25,000 per month until age 67.

(3)
Under the terms of the Employment Agreement, Mr. Mininberg would receive a minimum of $4,000,000 in severance payments. If Mr. Mininberg's employment had been terminated as of February 28, 2018, the aggregate amount or value of severance payments payable to him would be greater than $4,000,000, as shown in the table above. The value of the pro rata portion of outstanding Performance RSUs based upon the actual performance of the Company and the pro rata portion of the time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05).

(4)
A pro rata portion of any outstanding Performance RSUs based on the actual performance of the Company at the end of the applicable performance periods would be payable at the time that such payment would be made during the course of Mr. Mininberg's regular employment with the Company. The amount disclosed in the table for Performance RSUs is based on 187.5 percent actual performance achievement for the performance period ended February 28, 2018 and target performance achievement of 100 percent for the performance periods ended February 28, 2019 and 2020.

(5)
Reflects the estimated value of 18 monthly COBRA payments. Under the terms of the Employment Agreement, to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, Mr. Mininberg is entitled to the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

(6)
In the event of Mr. Mininberg's termination without cause or for good reason, all payments and benefits due to him, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg's execution of a general release of all claims against the Company, its affiliates and their respective and former directors, employees and agents to the maximum extent permitted by law, pursuant to the Employment Agreement.

(7)
Reflects the payment obligation to Mr. Mininberg under the Employment Agreement in the event of a change of control in connection with a termination of employment. Under the terms of the Employment Agreement, Mr. Mininberg would receive a minimum of $4,000,000 in severance payments. If Mr. Mininberg's employment had been terminated in connection with a change of control as of February 28, 2017, the aggregate amount or value of severance payments payable to him would be greater than $4,000,000, as shown in the table above. The value of the acceleration of all outstanding Performance RSUs and the acceleration of all time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05). The amount disclosed in the table assumes actual performance of 187.5 percent to target for performance RSUs with a performance period ending on February 28, 2018, and target performance achievement of 100 percent for the performance periods ending February 28, 2019 and 2020. Any outstanding equity awards issued to Mr. Mininberg that are not assumed in connection with a change of control will vest immediately in accordance with the terms of the 2008 Stock Plan. Mr. Mininberg's other equity awards are subject to a double trigger and would not vest unless his employment was involuntarily terminated by the Company other than for cause or by Mr. Mininberg for good reason, in each case, within a specified period following a change of control.

  Other Named Executive Officers

              The Compensation Committee has authorized the Company to provide severance arrangements for the other named executive officers, and the Company expects to enter into written severance agreements with the other named executive officers. Until formal severance agreements are entered into with our other named executive officers, the Company's policy is to provide severance in accordance with the terms authorized by the Compensation Committee. Awards granted to the other named executive officers on or after August 19, 2015 are subject to the terms of the 2008 Stock Plan (as amended and restated). In addition to the amounts in the table below, for each triggering event, each of Messrs. Grass and Carson would have been entitled to receive earned and unpaid annual incentive compensation of $460,817 and $467,994, respectively, as of February 28, 2018, which were paid to Messrs. Grass and Carson after fiscal year end 2018. This amount represents the annual incentive compensation earned for fiscal year 2018, which was paid to Messrs. Grass and Carson in the first quarter of fiscal year 2019. In addition to the above, each of our named executive officers held 5,250 shares subject to unvested options granted before August 31, 2015 that remain outstanding as of February 28, 2018. These unvested options, in amount equal to $199,125 (valued at the market price of the Common Stock at February 28, 2018 in excess of the exercise price of such options), will accelerate if there is a termination of employment by the Company without cause, a termination of employment due to death or disability or the occurrence of a change in control. Beginning in fiscal year 2016, the Compensation Committee no longer plans to grant stock options to our other named executive officers. For additional information regarding post-termination and or change of control payments and benefits, see "Compensation Discussion and Analysis — The Company's Compensation Program for our Other Named Executive Officers — Potential Post-Termination and Change of Control Benefits for our Other Named Executive Officers" and "Equity Compensation Plan Information."

              The Compensation Committee authorized the Company to provide severance arrangements for the other named executive officers, and the Company expects to enter into written severance agreements with the other named executive officers.

  Chief Financial Officer — Brian L. Grass

              In addition to any portion of unpaid base salary and annual incentive earned but not yet paid to him as of the date of termination, if Mr. Grass's employment had been terminated as of February 28, 2018, Mr. Grass would be entitled to receive the following:

Triggering Event	Compensation Component	How Paid	Payout

Death	• Death benefits (2)	Third party payment	$750,000

Disability	• Disability benefits (2)	Third party payment	$5,216,200

Termination for Good Reason or without Cause (1) (5)	• Cash payment equal to base salary and target annual incentive	Over 12 months	$813,750
	• Pro rata portion of any outstanding Performance RSUs based on actual performance (3)	Over time	$974,770
	• Pro rata portion of any time-vesting RSUs	Within 60 days	$216,367
	• Health benefits (4)	Over time	$23,442

	Total		$2,028,329

Change of Control (6)	• Cash payment of target annual incentive and 1.5 times base salary	Within 75 days	$1,046,250
	• Accelerated vesting at target of any outstanding Performance RSUs	Within 60 days	$1,415,315
	• Accelerated vesting of any time-vesting RSUs	Within 60 days	$330,304
	• Health benefits (7)	Over time	$35,163

	Total		$2,827,032

(1)
Under the Company's severance policy, Mr. Grass would receive severance benefits upon a termination of his employment by the Company without cause or by Mr. Grass for good reason. The value of the pro rata portion of outstanding Performance RSUs based on actual performance and time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05).

(2)
These represent third party payments from insurers. In the event of death, this would include the payment under a life insurance policy in the amount of $750,000. In the event of disability, the amount of the payment(s) would depend upon the circumstances and nature of the disability, with a maximum payment of $25,000 per month until age 67.

(3)
A pro rata portion of any outstanding Performance RSUs based on the actual performance of the Company at the end of the applicable performance periods would be payable at the time that such payment would be made during the course of Mr. Grass's regular employment with the Company. The amount disclosed in the table for Performance RSUs is based on 187.5 percent actual performance achievement for the performance period ended February 28, 2018 and target performance achievement of 100 percent for the performance periods ended February 28, 2019 and 2020.

(4)
Reflects the estimated value of 12 monthly COBRA payments. To the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, under the Company's severance policy, Mr. Grass is entitled to the continuation of health insurance benefits under COBRA for Mr. Grass and his family for a maximum of 12 months after the date of termination or until Mr. Grass is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 12 months.

(5)
In the event of Mr. Grass's termination without cause or for good reason, all payments and benefits due to him, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Grass's execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents.

(6)
Reflects the payment obligation under the Company's severance policy to Mr. Grass in the event of a change of control in connection with a termination of employment. In addition, in the event any other outstanding equity awards issued to Mr. Grass are not assumed in connection with a change of control, such awards will vest immediately in accordance with the terms of the 2008 Stock Plan. Mr. Grass's other equity awards are subject to a double trigger and would not vest unless his employment was involuntarily terminated by the Company other than for cause or by Mr. Grass for good reason, in each case, within a specified period following a change of control. The value of the acceleration of outstanding Performance RSUs and the acceleration of all time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05). The amount disclosed in the table for Performance RSUs is based on 187.5 percent actual performance achievement for the performance period ended February 28, 2018 and target performance achievement of 100 percent for the performance periods ended February 28, 2019 and 2020.

(7)
Reflects the estimated value of 18 monthly COBRA payments. To the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, Mr. Grass is entitled to the continuation of health insurance benefits under COBRA for Mr. Grass and his family for a maximum of 18 months after the date of termination or until Mr. Grass is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

  Chief Legal Officer – Vincent D. Carson

              In addition to any portion of unpaid base salary and annual incentive earned but not yet paid to him as of the date of termination, if Mr. Carson's employment had been terminated as of February 28, 2018, under the Company's severance policy, Mr. Carson would be entitled to receive the following:

Triggering Event	Compensation Component	How Paid	Payout

Death	• Death benefits (2)	Third party payment	$750,000

Disability	• Disability benefits (2)	Third party payment	$2,416,600

Termination for Good Reason or without Cause (1) (5)	• Cash payment equal to base salary and target annual incentive	Over 12 months	$813,750
	• Pro rata portion of any outstanding Performance RSUs based on actual performance (3)	Over time	$1,175,092
	• Pro rata portion of any time-vesting RSUs	Within 60 days	$218,641
	• Health benefits (4)	Over time	$7,618

	Total		$2,215,101

Change of Control (6)	• Cash payment of target annual incentive and 1.5 times base salary	Within 75 days	$1,046,250
	• Accelerated vesting at target of any outstanding Performance RSUs	Within 60 days	$1,521,304
	• Accelerated vesting of any time-vesting RSUs	Within 60 days	$304,999
	• Health benefits (7)	Over time	$11,426

	Total		$2,883,979

(1)
Under the Company's severance policy, Mr. Carson would receive severance benefits upon a termination of his employment by the Company without cause or by Mr. Carson for good reason. The value of the pro rata portion of outstanding Performance RSUs based on actual performance and time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05).

(2)
These represent third party payments from insurers. In the event of death, this would include the payment under a life insurance policy in the amount of $750,000. In the event of disability, the amount of the payment(s) would depend upon the circumstances and nature of the disability, with a maximum payment of $25,000 per month until age 67.

(3)
A pro rata portion of any outstanding Performance RSUs based on the actual performance of the Company at the end of the applicable performance periods would be payable at the time that such payment would be made during the course of Mr. Carson's regular employment with the Company. The amount disclosed in the table for Performance RSUs is based on

  187.5 percent actual performance achievement for the performance period ended February 28, 2018 and target performance achievement of 100 percent for the performance periods ended February 28, 2019 and 2020.

(4)
Reflects the estimated value of 12 monthly COBRA payments. To the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, under the Company's severance policy, Mr. Carson is entitled to the continuation of health insurance benefits under COBRA for Mr. Carson and his family for a maximum of 12 months after the date of termination or until Mr. Carson is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 12 months.

(5)
In the event of Mr. Carson's termination without cause or for good reason, all payments and benefits due to him, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Carson's execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the severance policy.

(6)
Reflects the payment obligation under the Company's severance policy to Mr. Carson in the event of a change of control in connection with a termination of employment. In addition, in the event any other outstanding equity awards issued to Mr. Carson are not assumed in connection with a change of control, such awards will vest immediately in accordance with the terms of the 2008 Stock Plan. Mr. Carson's other equity awards are subject to a double trigger and would not vest unless his employment was involuntarily terminated by the Company other than for cause or by Mr. Carson for good reason, in each case, within a specified period following a change of control. The value of the pro rata portion of outstanding Performance RSUs at target and the acceleration of all time-vesting RSUs are calculated assuming that the market price per share of the Common Stock on the date of the event was equal to the closing price of the Common Stock on the last trading day of the fiscal year ended February 28, 2018 ($90.05). The amount disclosed in the table for Performance RSUs is based on 187.5 percent actual performance achievement for the performance period ended February 28, 2018 and target performance achievement of 100 percent for the performance periods ended February 28, 2019 and 2020.

(7)
Reflects the estimated value of 18 monthly COBRA payments. To the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, Mr. Carson is entitled to the continuation of health insurance benefits under COBRA for Mr. Carson and his family for a maximum of 18 months after the date of termination or until Mr. Carson is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

CEO PAY RATIO FOR FISCAL YEAR 2018

Pay Ratio

              Our CEO to median employee pay ratio has been calculated in accordance with the recently adopted rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and is calculated in a manner consistent with Item 402(u) of Regulation S-K. Mr. Mininberg's annual total compensation for fiscal year 2018, as shown in the Summary Compensation Table above, was $6,807,095. The median Helen of Troy Limited employee's annual total compensation in fiscal year 2018 (other than Mr. Mininberg) was $51,585, calculated using the same methodology as used in the calculation of the Summary Compensation Table, consisting of base salary, bonus, stock awards, non-equity incentive plan compensation, and all other compensation. As a result, the ratio of Mr. Mininberg's annual total compensation in fiscal year 2018 to the median annual total compensation of all Helen of Troy Limited employees (other than Mr. Mininberg) in fiscal year 2018 was 131.96, when calculated in a manner consistent with Item 402(u) of Regulation S-K.

Identification of Median Employee

              For purposes of determining the median Helen of Troy Limited employee, we evaluated all employees, other than Mr. Mininberg, employed by the Company as of February 28, 2018 and calculated each such employee's annual total compensation received from March 1, 2017 through February 28, 2018. Annual total compensation consists of total cash compensation, including actual wages earned (including overtime), annual performance based incentive cash actually received, holiday cash bonuses and one time bonuses (excluding 401(k) plan matching contributions). We did not make any material assumptions, adjustments, or estimates with respect to annual total compensation and we annualized the compensation for any full-time employees that were not employed by us for all of fiscal year 2018. The annual total compensation of each employee other than Mr. Mininberg was then ranked lowest to highest to determine the median employee.

Annual Total Compensation

              After identifying the median employee based on annual total compensation, as described above, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table above.

COMPENSATION RISKS

              The Company has reviewed and assessed its compensation policies and practices to determine whether they are reasonably likely to have a material adverse effect on the Company. The Company's management reviews compensation policies for the presence of certain elements that could encourage employees to take unnecessary or excessive risks; the ratios and level of incentive to fixed compensation, annual to long-term compensation and cash to equity compensation; and the comparison of compensation expense to earnings of the Company. Management's assessment of the Company's compensation policies is reviewed by the Compensation Committee as part of its risk oversight function.

              The Company believes that its compensation programs for employees and executive officers are appropriately tailored to encourage employees to grow our business, but not to encourage them to do so in a way that poses unnecessary or excessive material risk. In particular, the Company's compensation programs are designed to provide the following: elements that reward short-term and long-term performance; for our executive officers, incentive compensation that rewards individual and Company performance; incentive or equity compensation awards that vest based on performance and/or over time; and compensation with fixed and variable components, so that executive officers and key employees have both competitive remuneration to encourage retention and opportunities to earn more by successfully executing the Company's business strategy.

              Overall, the Compensation Committee does not believe that the compensation policies and practices give rise to risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee noted that:

•
Our compensation program is designed to provide a balanced mix of base salary, annual cash incentive compensation and long-term equity incentives, which provides the incentive to perform at high levels and maximize Company performance without focusing exclusively on compensation performance metrics to the detriment of other important business metrics;
•
Our 2011 Bonus Plan provides for authority to adjust the performance targets for annual incentive bonuses to take into account divestitures of the Company to reduce the incentive to engage in activities that would have a short-term focus and would be inconsistent with the Company's long-term business objectives;
•
Our principal equity compensation plan and our 2011 Bonus Plan include clawback provisions in the event of a financial restatement or misconduct;
•
The annual cash incentive opportunity for our CEO contains maximum payout levels, which helps avoid excessive total compensation and reduces the incentive to engage in unnecessarily risky behavior; and
•
Our insider trading policy prohibits executives from pledging Common Stock or using Common Stock as collateral for any margin loan and from engaging in transactions (such as trading in options) designed to hedge against the value of the Common Stock.

              Based on the actions taken by the Company and considering that we received 99 percent of votes present (excluding abstentions and broker non-votes) in favor of the compensation of our named executive officers described in our 2017 proxy statement ("say on pay"), the Compensation Committee concluded that the executive compensation program is consistent with our executive compensation objectives and principles. As a result, since the 2017 annual general meeting, the Compensation Committee has not significantly changed our compensation principles and objectives in response to that vote.

CERTAIN RELATIONSHIPS - RELATED PERSON TRANSACTIONS

Procedures for the Approval of Related Person Transactions

              The Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full board and management, policies that restrict the Company and its affiliates from entering into related person transactions without the Audit Committee's prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all material related person transactions.

              At any time in which an executive officer, Director or nominee for Director becomes aware of any contemplated or existing transaction that, in that person's judgment may be a material related person transaction, the executive officer, Director or nominee for Director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a material related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a material related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

              The Audit Committee was not requested to, and did not approve, any transactions required to be reported under SEC rules in fiscal year 2018.

AUDIT COMMITTEE MATTERS

Composition

              The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of four Directors: Thurman K. Case, Darren G. Woody, Gary B. Abromovitz, and Beryl B. Raff. Alexander M. Davern served as Chairman of the Audit Committee until his resignation as a director of the Company effective March 31, 2017. Each member of the Audit Committee meets the independence and financial experience requirements under both SEC and NASDAQ rules. In addition, the Board has determined that each of Darren G. Woody and Thurman K. Case qualify as an "audit committee financial expert" as defined by SEC rules.

Responsibilities

              The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate.

              The Audit Committee is responsible for oversight, on behalf of the Board of Directors, of:

•
The Company's auditing, accounting and financial reporting processes, and the integrity of its financial statements;
•
The audits of the Company's financial statements and the appointment, compensation, qualifications, independence and performance of the Company's auditor and independent registered public accounting firm;
•
The Company's compliance with legal and regulatory requirements; and
•
The staffing and ongoing operation of the Company's internal audit function.

              The Company's management is responsible for: (a) maintaining the Company's books of account and preparing periodic financial statements based thereon; and (b) maintaining the system of internal controls. The independent registered public accounting firm is responsible for auditing the Company's consolidated annual financial statements.

              The Audit Committee's function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company's financial results and condition, nor the independent registered public accounting firm of their responsibilities relating to the audit or review of the financial statements.

              In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company's auditor and independent registered public accounting firm. Pre-approved services include audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for up to a year related to a particular defined task or scope of work and subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and the Chairman then communicates such pre-approvals to the full Audit Committee for ratification. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Company obtains these services from other service providers as needed.

Report of Audit Committee

              The Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, the Company's audited consolidated financial statements contained in the Company's Annual Report on Form 10-K for fiscal year 2018.

2.
The Audit Committee has discussed with the auditor and independent registered public accounting firm matters required to be discussed in applicable Public Company Accounting Oversight Board ("the PCAOB") rules. This review included a discussion with management of the quality, not merely the acceptability, of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company's financial statements, including the disclosures related to critical accounting estimates.

3.
The Audit Committee has received from the auditor and independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has held discussions regarding independence with its auditor and independent registered public accounting firm.

              Based on the review and discussions referred to in paragraphs 1-3 above, the Audit Committee recommended to the Board, and the Board has approved, that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2018 for filing with the SEC.

              Members of the Audit Committee:

              Thurman K. Case (Chairman)

              Gary B. Abromovitz

              Beryl B. Raff

              Darren G. Woody

              The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 AUDIT AND OTHER FEES FOR SERVICES PROVIDED BY OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

              The following table presents fees for professional audit services provided by Grant Thornton LLP for the audits of the Company's annual consolidated and stand-alone financial statements for fiscal years ended 2018 and 2017, and fees for other services provided by Grant Thornton LLP associated with those.

Type of Fee	2018	2017

Audit Fees	$1,386,000	$1,289,000
Audit-Related Fees	-	-
Tax Fees	9,100	22,200

Total	$1,395,100	$1,311,200

              Audit Fees: Consist of fees for professional services rendered for the audit of the Company's consolidated and stand-alone financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including services in connection with assisting the Company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations and attest services, except those not required by statute or regulation.

              Audit-Related Fees: Consist of fees for professional services rendered by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements, due diligence, accounting consultations concerning financial accounting and reporting standards, and other similar services which have not been reported as audit fees.

              Tax Fees: Consist of tax compliance/preparation fees for professional services rendered by our independent registered public accounting firm to certain subsidiaries of the Company.

              The Audit Committee pre-approved all of the services described above that were provided in fiscal years 2018 and 2017 in accordance with the pre-approval requirements of the Sarbanes-Oxley Act. There were no services for which the de minimis exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable.

 PROPOSAL 2: ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

              In accordance with Section 14A of the Exchange Act, we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

              RESOLVED, that the shareholders of Helen of Troy Limited approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the Company's 2018 Annual General Meeting of Shareholders.

              This advisory resolution, commonly referred to as a "say on pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

              Our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests. In addition, our executive compensation program includes other practices that we believe serve shareholder interests such as paying for performance, establishing rigorous performance goals and maintaining clawback terms for incentive awards and prohibitions on hedging or pledging Company stock. The Compensation Committee believes that the Company's executive compensation programs use appropriate structures and sound pay practices. Accordingly, the Compensation Committee recommends a vote "For" this Proposal 2.

              We urge shareholders to read the "Compensation Discussion and Analysis" beginning on page 23 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF THE HELEN OF TROY LIMITED 2018 STOCK INCENTIVE PLAN

              On June 27, 2018, the Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Helen of Troy Limited 2018 Stock Incentive Plan (the "2018 Stock Plan") and reserved 2,000,000 shares of Common Stock for awards under the plan. The text of the 2018 Stock Plan is attached hereto as Annex B. The material features of the 2018 Stock Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2018 Stock Plan.

              The Board of Directors, the Compensation Committee and management believe that the effective use of performance-based long-term incentive compensation and other equity awards, has been and will continue to be integral to the Company's success. We believe that performance-based awards and other equity awards incentivize directors, officers and other employees and consultants to maximize our growth, profitability and overall success, as well as align their interests with the interests of our shareholders to create long-term, sustainable shareholder value.

              We currently maintain the 2008 Plan and the 2008 Director Plan that provide for the issuance of equity awards to directors, officers and other employees. Those plans will expire pursuant to their terms on August 19, 2018 and no awards will be granted under those plans after that date. Because these plans expire, the Board of Directors and the Company will lose access to an important compensation tool that is key to our ability to attract, motivate, reward and retain our key employees, directors and officers if the 2018 Stock Plan is not approved by our shareholders. The 2018 Stock Plan is intended to replace those expiring plans. If the 2018 Stock Plan is approved by our shareholders, the 2018 Stock Plan will be the Company's sole equity compensation plan (other than the Company's employee stock purchase plan) for future awards. As a result, after giving effect to this proposal, as of May 15, 2018, approximately 299,802 shares of our Common Stock would have been subject to outstanding equity awards or available for future awards (2,000,000 shares) under our equity compensation plans (other than the Company's employee stock purchase plan). Our three-year average annual equity grant rate, or "burn rate," was approximately 1.8% from fiscal year 2016 to fiscal year 2018. For additional information concerning the outstanding awards and number of shares available under the 2008 Stock Plan and 2008 Stock Plan, see "Executive Compensation - Equity Compensation Plan Information."

Key Features of the 2018 Stock Plan

              We believe that the 2018 Stock Plan reflects a broad range of compensation and governance best practices, with some of the key features as follows:

•
No "Reload" Stock Options.  The 2018 Stock Plan does not permit grants of stock options with a "reload" feature that would provide for additional stock options to be granted automatically to a participant upon the participant's exercise of previously-granted stock options.

•
Minimum Vesting Requirements.  95% of the awards granted under the 2018 Stock Plan would be subject to a minimum vesting period of one year.

•
Director Grant Limit.  No director in any fiscal year may be granted awards which have an aggregate fair value, together with cash compensation earned by a director, in excess of $650,000.

•
No Repricing or Replacement of Options or Stock Appreciation Rights ("SARs").  Options and SARs granted under the 2018 Stock Plan may not be repriced, replaced or re-granted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award. Cash buyouts of underwater awards are not permitted.

•
No Dividend Payments on Unvested Awards.  No dividends or dividend equivalents are payable with respect to unvested stock grants.

•
No Liberal Share Recycling.  The 2018 Stock Plan is not subject to liberal share "recycling" provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an option, do not again become available for grant.

•
No "Evergreen" Provision.  The total number of shares that may be issued under the 2018 Stock Plan is limited to the share reserve that is subject to shareholder approval. That is, the 2018 Stock Plan does not include an automatic share replenishment provision (also known as an "evergreen" provision).

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No Automatic Single-Trigger Accelerated Vesting.  Under the 2018 Stock Plan, there is no automatic single-trigger accelerated vesting in connection with a change in control where the awards are continued or the acquirer assumes the awards or grants substitute awards.

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No Liberal Change of Control Definition.  The definition of change in control in the 2018 Stock Plan would require consummation, not only shareholder approval, of a merger or similar corporate transaction.

General Plan Information

              The purpose of the 2018 Stock Plan is to (1) aid the Company in attracting, securing and retaining directors of outstanding ability, (2) aid the Company and its subsidiaries and affiliates in attracting, securing and retaining employees of outstanding ability, (3) attract consultants to provide services to the Company and its subsidiaries and affiliates, as needed, and (4) motivate such persons to exert their best efforts on behalf of the Company and its subsidiaries and its affiliates by providing incentives through the granting of awards under the plan. The 2018 Stock Plan permits the granting of any or all of the following types of awards:

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stock options, including incentive stock options ("ISOs") and non-qualified stock options ("NSOs");

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SARs;

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restricted stock;

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restricted stock units; and

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other stock-based awards.

              The 2018 Stock Plan provides that the maximum number of shares of Common Stock with respect to which awards may be granted is 2,000,000 shares (subject to adjustment in accordance with the provisions under the caption "Adjustments Upon Certain Events" below), whether pursuant to ISOs or otherwise. To the extent permitted by applicable law or rules, shares of Common Stock issued pursuant to a pre-existing plan of a company acquired by (or combined with) the Company or an affiliate or issued in assumption of, or in substitution for, any outstanding awards of any entity acquired by (or combined with) the Company or an affiliate will not be counted against shares of Common Stock available for grant pursuant to the 2018 Stock Plan.

              The 2018 Stock Plan also provides that the total number of shares of Common Stock that will be available for grants of ISOs is 2,000,000 shares. The 2018 Stock Plan also sets the maximum number of shares of Common Stock that will be available for grants in a calendar year to any participant (other than non-employee directors) shall be limited, in the aggregate, to 1,000,000 shares of Common Stock (subject to adjustment in accordance with the provisions under the caption "Adjustments Upon Certain Events" below). An annual limit has been imposed on the fair value of awards that may be granted to any non-employee director during a fiscal year. The fair value of awards, when aggregated with cash compensation, granted to a non-employee director in any fiscal year may not exceed $650,000. Shares which are subject to awards that expire, are cancelled, exchanged, forfeited, settled by delivery of fewer shares than the number underlying the award, or are settled for cash (other than shares (1) withheld from an option or SAR for payment of the exercise price or tax payments, (2) not delivered due to a net settlement of outstanding options or SARs, and (3) repurchased on the open market using proceeds from the exercise of an option) may be utilized again with respect to awards granted under the 2018 Stock Plan. As of June 22, 2018, the closing price of Common Stock was $97.20 per share.

Grants and Future Benefits

              Under our current compensation guidelines, Board members who are non-employee directors receive annual compensation for their services in the form of a cash retainer equal to $100,000 and Common Stock valued at $100,000. The grants of Common Stock are made in quarterly equal value installments on the first business day of each fiscal quarter based on fair market value of the Common Stock as of the close of business of the grant date. Any additional grants of awards or future benefits that will be received by participants under the 2018 Stock Plan are not yet determinable, as awards are at the discretion of the Compensation Committee.

Eligibility

              Currently, employees, directors and consultants (including agents, independent contractors leased employees and advisors) of the Company, its subsidiaries and affiliates are eligible to participate in the 2018 Stock Plan. As of June 22, 2018, the Company, its subsidiaries and affiliates, had approximately 1,532 employees and directors who would be eligible to receive awards under the 2018 Stock Plan. The number of consultants, if any, that are eligible to receive awards under the 2018 Stock Plan as of June 22, 2018 is not determinable.

Administration

              The 2018 Stock Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to, among other things, select employees, directors or consultants to whom awards are to be granted, to determine the number of options or other types of awards to be granted to such employees, directors or consultants and to establish the terms and conditions of such awards. The Compensation Committee has the authority to interpret the 2018 Stock Plan, to establish, amend and rescind any rules and regulations relating to the 2018 Stock Plan, and to otherwise make any determination that it deems necessary or desirable for the administration of the 2018 Stock Plan. In order to satisfy the requirements of Rule 16b-3 of the Exchange Act, members of the Compensation Committee are required to be "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. The 2018 Stock Plan provides that the Compensation Committee may authorize one or more officers to grant awards of up to an aggregate of 350,000 shares of Common Stock (subject to adjustment in accordance with the provisions under the caption "Adjustments Upon Certain Events" below) in each calendar year to participants who are not subject to the rules promulgated under Section 16 of the Exchange Act, provided that any such grants will be subject to the terms and conditions of the Compensation Committee authorization and that such officer must notify the Compensation Committee of any such grants.

              Notwithstanding the foregoing, a Repricing (as defined below) is prohibited without prior shareholder approval, provided, however, that the Compensation Committee may: (1) authorize the Company, with the consent of the respective participant, to issue new awards in exchange for the surrender and cancellation of any or all outstanding awards or (2) buy from a participant an award previously granted with payment in cash, shares of Common Stock (including restricted stock) or other consideration, based on such terms and conditions as the Compensation Committee and the participant may agree. For purposes of the 2018 Stock Plan, "Repricing" means any of the following or any other action that has the same purpose and effect: (1) lowering the exercise price of an outstanding option or SAR granted under the 2018 Stock Plan after it is granted or (2) canceling an outstanding award granted under the 2018 Stock Plan at a time when its exercise or purchase price exceeds the then fair market value (as defined in the 2018 Stock Plan) of the shares underlying such outstanding award, in exchange for another award or a cash payment, unless the cancellation and exchange occurs in connection with a merger, amalgamation, consolidation, sale of substantially all the Company's assets, acquisition, spin-off, or other similar corporate transaction.

Adjustments Upon Certain Events

              Subject to any required action by the shareholders of the Company, the number and type of shares covered by each outstanding award, and the number and type of shares which have been authorized for issuance under the 2018 Stock Plan but as to which no awards have yet been granted or which have been returned to the 2018 Stock Plan upon cancellation, expiration or forfeiture of an award, as well as the exercise or purchase price, will be proportionately adjusted for any increase or decrease in the number of issued shares, any change to the price of the shares or any other change affecting the shares resulting from, among other events, a stock split, subdivision, consolidation, reverse stock split or combination or the payment of a bonus issue or stock dividend (but only on the Common Stock) or reclassification of the Common Stock, any other similar corporate event, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than increases pursuant to the issuance of certain other stock-based awards under this plan). Except as expressly provided in the 2018 Stock Plan, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares subject to the 2018 Stock Plan or an award.

              In the event of a Reorganization (as defined in the 2018 Stock Plan), the Compensation Committee may, in its sole discretion, provide for adjustments to the settlement and vesting of existing awards, including termination of such awards or modification of performance targets or performance periods for performance-based awards. The Compensation Committee's determination need not be uniform and may be different for different participants whether or not such participants are similarly situated.

              The Compensation Committee may grant awards under the 2018 Stock Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an affiliate as a result of a merger or consolidation of the former employing entity with the Company or an affiliate or the acquisition by the Company or an affiliate of property or stock of the former employing corporation. Shares of Common Stock issued pursuant to a pre-existing plan of a company acquired by (or combined with) the Company or an affiliate or in assumption or substitution for any outstanding awards of any entity acquired (or combined with) the Company or an affiliate shall not reduce the shares of Common Stock authorized for grant under the 2018 Stock Plan.

Change of Control

              The acceleration of equity awards due to a Change of Control is based on a "double trigger," which means that the acceleration of those awards would generally occur if, during the employment period, the participant's employment is involuntarily terminated by the Company other than for cause or by the participant for good reason, in each case, within a specified period following a Change of Control or if the equity award is not assumed or substituted in connection with the Change of Control. Accordingly, in the event of a Change of Control, with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of the Change of Control, a participant's service is involuntarily terminated other than for cause or by the participant for good reason, then (1) the participant will have the right to exercise or settle from and after the date of termination any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant's other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant's outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the date of termination based upon achievement of relevant performance goals or based on performance at the "target" level, either in full or pro rata based upon the length of time within the performance period that has elapsed. With respect to awards not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, upon the occurrence of the Change of Control, (1) the participant will have the right to exercise or settle from and after the date of the Change of Control any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant's other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant's outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the effective date of the Change of Control based upon achievement of relevant performance goals or based on performance at the "target" level, either in full or pro rata based upon the length of time within the performance period that has elapsed.

              Regardless of whether a Change of Control has occurred, the Compensation Committee may in its sole discretion at any time determine that, upon the termination of service of a participant for any reason or the occurrence of a Change of Control, all or a portion of such participant's options or SARs shall become fully or partially exercisable, that such Participant's awards shall lapse, and/or that any performance-based criteria shall be deemed to be wholly or partially satisfied.

Stock Options

              The 2018 Stock Plan provides that the option price pursuant to which Common Stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date the option is granted. The Compensation Committee will determine the term of each option, but no option will be exercisable more than 10 years after the date of grant. Payment of the purchase price will be (1) in cash, (2) in shares of Common Stock held for at least six months, (3) partly in cash and partly in such shares, (4) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased, (5) through having shares withheld by the

Company from any shares that would have otherwise been received by the participant, or (6) through such other means as will be prescribed in the award agreement. If a participant's service terminates by reason of death or Disability (as defined in the 2018 Stock Plan), to the extent the participant was entitled to exercise the option on the date of death or Disability, the option may be exercised within one year after the date of death or Disability (or such other period specified in the applicable award agreement). If a participant's service with the Company terminates for any reason (other than death or Disability), each option then held by the participant may be exercised within ninety days (or such other period specified in the applicable award agreement) after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated by the Company without "cause" (as determined by the Compensation Committee).

Stock Appreciation Rights

              The Compensation Committee has the authority under the 2018 Stock Plan to grant SARs independent of stock options. Each SAR granted independently of an option entitles a participant to exercise the SAR in whole or in part and, upon such exercise, to receive from the Company an amount equal to (1) the excess of (i) the fair market value on the exercise date of one share of Common Stock over (ii) the exercise price per share, times (2) the number of shares covered by the portion of the SAR so exercised.

Other Stock-Based Awards

              The Compensation Committee also has the authority under the 2018 Stock Plan to grant awards of unrestricted shares of Common Stock, restricted stock, restricted stock units, and other awards that are valued in whole or in part by reference to, or are otherwise based upon, the fair market value of the Common Stock. The terms and conditions of these other stock-based awards will be determined by the Compensation Committee.

              Other stock-based awards may also be granted to participants from time to time as the Compensation Committee sees fit. Such performance-based awards are rights to receive amounts denominated in cash or shares of Common Stock, based on the Company's or a participant's performance during a designated period in which attainment of the performance goals is measured. Performance goals, the length of the performance period and time of payment of the Performance-Based Award are established in writing by the Compensation Committee: (1) at a time when the outcome for that performance period is substantially uncertain and (2) not later than ninety days after the commencement of the performance period to which the performance goal relates, but in no event after 25 percent of the relevant performance period has elapsed. The performance criteria will be based on one or more (or any combination) criteria as the Compensation Committee shall determine from time to time, including, but not limited to the following:

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earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

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net income;

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operating income;

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earnings from continuing operations;

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earnings per share (whether basic or fully diluted);

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book value per share;

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expense management;

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return on investment before or after the cost of capital;

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improvements in capital structure;

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growth measures (including, but not limited to, sales, net income, cash flow, and earnings per share)

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maintenance or improvement of profit margins;

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stock price;

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market share;

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revenues or sales;

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costs;

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cash flow;

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cash flow productivity;

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free cash flow;

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working capital;

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changes in net assets (whether or not multiplied by a cost of capital percentage);

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return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

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debt reduction;

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reductions in the Company's overhead ratio;

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expenses to sales ratio; and

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total shareholder return.

              The foregoing criteria may relate to the Company, one or more of its affiliates, subsidiaries or one or more of its divisions, geography, business units, segments, products, product lines, partnerships, joint ventures, minority investments (except with respect to total shareholder return and earnings per share criteria), or any combination thereof, or may be determined or applied on an absolute or relative basis, a consolidated basis, an adjusted basis, or as compared to the performance of a published or special index, including, but not limited to, the Standard & Poor's 500 Stock Index, the Nasdaq Market Index, the Russell 2000 Index or a group of comparable companies, or any combination thereof.

Performance goals need not, however, be based upon any increase or positive result under the foregoing criteria and could include, for example, maintaining the status quo or limiting economic losses. As of June 22, 2018, the closing price of Common Stock was $97.20 per share.

              The Compensation Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, to so ascertain the amount payable under the applicable Performance-Based Award. No performance-based awards will be paid for such performance period until such determination is made by the Compensation Committee. The amount of the Performance-Based Award actually paid to a given participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the participant at such time as determined by the Compensation Committee, in its sole discretion after the end of such performance period; provided, however, that a participant may, if and to, the extent permitted by the Compensation Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance-Based Award. In addition, the performance goals may be calculated without regard to extraordinary items or accounting changes. For example (without limiting the adjustments to any of the following), the Compensation Committee may specify, in its sole discretion, at the time the performance goals are set, the manner of adjustment of any performance goal to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or other circumstances, as determined by the Compensation Committee, or to exclude the effects of (a) extraordinary, unusual, or non-recurring items, (b) changes in applicable laws, regulations, or accounting principles, (c) currency fluctuations, (d) discontinued operations, (e) non-cash items, such as amortization, depreciation, reserves, or asset impairments, (f) any recapitalization, restructuring, reorganization, amalgamation, merger, acquisition, divestiture, consolidation, spin-off, split-up, subdivision, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction, including expenses incurred in connection therewith, or (g) litigation charges. In addition, post-grant changes may be made to stock-based performance-based awards on a discretionary basis if they are made to reflect a change in corporate capitalization of the Company.

Restricted Stock and Restricted Stock Units

              The 2018 Stock Plan provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the 2018 Stock Plan. Each grant of restricted stock and restricted stock units must be evidenced by an award agreement in a form approved by the Compensation Committee. The vesting of a restricted stock award or restricted stock unit granted under the 2018 Stock Plan may, but shall not be required to, be conditioned upon the completion of a specified period of service, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant's service is terminated for any reason, the participant will only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service unless the participant is party to an employment agreement that provides otherwise. The participant's unvested restricted stock and restricted stock units will be repurchased or forfeited at the time of the participant's termination. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated by the Company without "cause" (as determined by the Compensation Committee). Except as provided in the applicable award agreement, no shares of restricted stock may be assigned, transferred or otherwise encumbered or disposed of by the participant until such shares have vested in accordance with the terms of such award agreement. If and to the extent that the applicable award agreement so provides, a participant will have the right to vote and, to the extent vested, receive dividends on the shares of restricted stock granted to him or her under the 2018 Stock Plan. Unless otherwise provided in the applicable award agreement, any shares received as a dividend on such restricted stock or in connection with a stock split or subdivision of the shares of restricted stock will be subject to the same restrictions as the restricted stock.

Amendments to the 2018 Stock Plan

              The 2018 Stock Plan may be amended by the Board of Directors or the Compensation Committee, except that no amendment may be made which, (1) without the approval of the shareholders of the Company, would (except as in accordance with the provisions under the caption "Adjustments Upon Certain Events" above) increase the total number of shares reserved or change the maximum number of shares for which awards may be granted to any participant, or that otherwise would require shareholder approval under rules of any stock exchange or market or quotation system on which the shares are traded, or other applicable law or (2) without the consent of a participant, would impair any of the rights or obligations under any award previously granted to the participant or affect adversely, in any material way, any award previously granted (a) that may cause an ISO to become a non-qualified stock option or (b) that may be required or desirable to facilitate compliance with applicable laws, as determined in the sole discretion of the Compensation Committee. Subject to the foregoing, with respect to participants who reside or work outside of the United States, the Compensation Committee may amend the terms of the 2018 Stock Plan or awards granted thereunder in order to conform such terms with the requirements of local law.

Transferability

              Awards under the 2018 Stock Plan are not assignable or transferable otherwise than by will or by the laws of descent or distribution, except that the Compensation Committee may authorize stock options (other than ISOs) to be granted on terms which permit irrevocable transfer for no consideration by the participant to (1) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, parent-in-law, child-in-law or sibling-in-law, including adoptive relationships, of the participant, (2) any trust in which these persons have more than 50 percent of the beneficial interest, (3) any foundation in which these persons or the participant control the management of assets and (4) any other entity in which these persons or the participant own more than 50 percent of the voting interests. In addition, the Compensation Committee may waive the non-transferability provisions of the 2018 Stock Plan (except with respect to ISOs) to the extent that such provisions are not required under any law, rule or regulation applicable to the Company.

Federal Income Tax Consequences

              The following is a discussion of certain U.S. corporate and personal federal income tax consequences relevant to the Company and its participants in the 2018 Stock Plan. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the 2018 Stock Plan and does not address state, local or foreign tax consequences.

              A participant who is granted a NSO will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant, subject to the limitations described below. The participant will be entitled to a cost basis for the shares for income tax purposes equal to the amount paid for the shares plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such shares, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such shares.

              A participant who is granted an ISO satisfying the requirements of the Code will not recognize income at the time the option is granted or exercised. The excess of the fair market value of the shares on the date of exercise over the option exercise price is, however, included as an adjustment in determining the participant's alternative minimum tax for the year in which the exercise occurs. If the participant does not dispose of shares received upon exercise of the option for more than one year after exercise and two years after grant of the option (the "Holding Period"), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the amount realized upon the disposition of such shares. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the ISO without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise of the option over the exercise price or (2) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant's holding period. In such event, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant, subject to the limitations described below.

              Upon exercise of a SAR, a participant will recognize taxable income in the amount of the aggregate cash or shares received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will be entitled to an income tax deduction in the amount of such ordinary income taxable to the participant, subject to the limitations described below.

              Generally, a participant will not recognize any income at the time an award of restricted stock or restricted stock units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within thirty days after receiving an award of restricted stock to recognize ordinary income in the year of receipt, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares upon vesting, provided the shares are issued on that date. With respect to grants of awards of both restricted stock and restricted stock units, the Company will be entitled to a tax deduction at the same time and in the same amount that the ordinary income is taxable to the participant, subject to the limitations described below.

              In order for the amounts described above to be tax deductible, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. And the Company's ability (or the ability of one of the Company's subsidiaries, as applicable) to obtain a deduction for amounts paid under the 2018 Stock Plan could be limited by Section 162(m), which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. For taxable years beginning prior to 2019, an exception to the non-deductibility limitations of Section 162(m) has applied to "qualified performance-based compensation" that complies with certain conditions. However, the Tax Cuts and Jobs Act has repealed the performance-based compensation exception from Section 162(m)'s deduction limit, effective for taxable years beginning after December 31, 2017. Therefore, the Company's ability to obtain a deduction for an award paid under the 2018 Stock Plan will be subject to the deductibility limitations of Section 162(m).

              Under current Company policies or agreements, certain executives may be required to hold a certain number of shares for a certain period of time (e.g. six months past termination of employment) including, but not limited to, shares the executive receives under the 2018 Stock Plan. Although such policies may restrict the executive's ability to sell his or her shares, it will not change the income inclusion event with respect to any shares issued under the 2018 Stock Plan.

              The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local, or other taxes as a result of the grant, vesting or the exercise of an award.

Section 280G of the Code

              Under certain circumstances, the accelerated vesting or exercise of awards in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20 percent excise tax, and the Company may be denied a tax deduction.

Sections 409A and 457A of the Code

              The Company generally intends that, to the extent applicable, awards granted under the 2018 Stock Plan will comply with, or be exempt from, the provisions of Sections 409A and 457A of the Code. Incentive stock options and restricted stock generally are not subject to Section 409A of the Code. NSOs and SARs are granted so as to be exempt from Section 409A of the Code. Other awards have been designed to be exempt from Sections 409A and 457A because the awards are settled immediately following the vesting date, or to automatically comply with Sections 409A of the Code. However, grantees of performance-based awards may be permitted to elect to defer the payment of certain performance-based awards. This deferral election and the subsequent payment of the awards are also intended to comply with Sections 409A of the Code.

Tax Summary

              The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all the tax consequences of participation in the 2018 Stock Plan. Accordingly, holders of awards granted under the 2018 Stock Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or SARs, and before disposing of any shares acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular award holder's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (e.g. as an ISO) of any award.

              The 2018 Stock Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Code.

Clawback and Insider Trading Policies

              Any participant receiving any Award granted pursuant to the 2018 Stock Plan shall be subject to (1) Section 304 of the Sarbanes Oxley Act of 2002, (2) any rules and/or regulations issued pursuant to the Dodd-Frank Act of 2010, (3) the Company's clawback policy and (4) the Insider Trading Policy of the Company.

Vote Required for Approval and Recommendation

              The affirmative vote of the majority of the votes cast at the Annual Meeting is required to approve the Helen of Troy Limited 2018 Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4: APPROVAL OF THE HELEN OF TROY LIMITED 2018 EMPLOYEE STOCK PURCHASE PLAN

              On June 27, 2018, the Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Helen of Troy Limited 2018 Employee Stock Purchase Plan (the "2018 ESPP") and reserved for issuance thereunder 750,000 shares of Common Stock. The 2008 ESPP will expire pursuant to its terms on September 1, 2018 and no additional shares will be offered under that plan after that date. The text of the 2018 ESPP is attached hereto as Annex C. The material features of the 2018 ESPP are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2018 ESPP.

              The purpose of the 2018 ESPP is to provide employees of the Company or its subsidiaries or affiliates designated by the Board of Directors or the Committee (defined below) ("Designated Companies") as eligible to participate in the 2018 ESPP an opportunity to purchase shares of Common Stock and thereby have an additional incentive to contribute to the prosperity of the Company. If a subsidiary or affiliate of the Company has been designated by the Board of Directors or the Committee as eligible to participate in the 2018 ESPP Plan, the Committee shall determine whether such Designated Company shall participate in the Section 423 offering or the non-Section 423 offering. For purposes of a Section 423 offering, only the Company and its subsidiaries may be a Designated Company; provided, however, that at any given time, a subsidiary of the Company that is a Designated Company under a Section 423 offering will not be a Designated Company under a non- Section 423 offering. The 2018 ESPP provides that eligible full-time employees of the Company or the Designated Companies may purchase shares of Common Stock with payroll deductions accumulated on behalf of such employee.

              It is the intention of the Company that the 2018 ESPP qualify as an "employee stock purchase plan" under Section 423 of the Code. The 2018 ESPP also authorizes the grant of rights to purchase shares of Common Stock that do not qualify under Section 423 of the Code pursuant to the rules, procedures, or sub-plans adopted by the Compensation Committee designed to accommodate the specific requirements of laws and procedures in non-United States jurisdictions. Except as otherwise indicated, Section 423 offerings and non-Section 423 offerings will operate and be administered in the same manner.

Administration

              The 2018 ESPP will be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee will consist of at least two members. The Committee will have the full power and authority, in its sole discretion, to promulgate any rules and regulations which it deems necessary for the proper administration of the 2018 ESPP and to interpret the provisions and supervise the administration of the plan.

Effective Time and Term; Amendment and Termination

              The 2018 ESPP is subject to shareholder approval and will become effective on the date of the Annual Meeting and continue until September 1, 2028, unless sooner terminated. The Board of Directors may amend or terminate the 2018 ESPP in its sole discretion; provided that, if shareholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the Nasdaq Global Select Market (or any other securities exchange on which the shares are listed or traded), then no such amendment shall be effective unless approved by the Company's shareholders within such time period as may be required. Upon termination of the 2018 ESPP, all contributions shall cease and all amounts then credited to a participant's account shall be equitably applied to the purchase of whole shares then available for sale, and any remaining amounts shall be promptly refunded, without interest, to the participants.

Eligibility

              Employees regularly employed on a full-time basis by the Company or a Designated Company on the first day of any offering period are eligible to purchase Common Stock under the terms and conditions of such offering of Common Stock under the 2018 ESPP. An employee is considered to be employed on a full-time basis unless his or her customary employment is less than 20 hours per week or less than 5 months during any year. An employee who immediately after a right to purchase Common Stock under the 2018 ESPP is granted owns or is considered to own shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries may not participate in the 2018 ESPP. For purposes of determining share ownership pursuant to the immediately preceding sentence, any shares which an employee may purchase by conversion of convertible securities or under outstanding options will be treated as owned by the employee and the attribution rules of Section 424 of the Code, will be applicable. The Committee, in its discretion, from time to time, may, prior to the commencement of an option period for all options granted in an offering (and on a uniform and nondiscriminatory basis), (a) extend eligibility to part-time employees pursuant to criteria and procedures established by the Committee; (b) impose an eligibility period on participation of up to two (2) years with respect to participation on any prospective entry date; or (c) exclude from eligibility an individual who (i) is a highly compensated employee within the meaning of Section 414(q) of the Code, (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or (iii) is an officer subject to Section 16(b) of the Exchange Act, provided the exclusion is applied, to the extent required by applicable law, with respect to each offering in an identical manner to all highly compensated individuals or officers of the Company, subsidiary or affiliate, as applicable, whose employees are participating in that offering.

              At June 22, 2018, the Company had approximately 1,522 employees (including 12 part-time employees, if the Committee authorizes their participation) who would be eligible to participate in the 2018 ESPP. At this time, the number of employees that will participate in the 2018 ESPP is not determinable nor can the benefits or amounts that will be received by or allocated to participating employees, including the Company's executive officers or any other group of employees.

              An employee who works for the Company or a subsidiary or affiliate of the Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien may be excluded from participation in the 2018 ESPP or an offering if the participation of such employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the 2018 ESPP or a Section 423 offering to violate Section 423 of the Code. In the case of a non-Section 423 offering, an employee (or group of employees) may be excluded from participation in the 2018 ESPP or an offering if the Committee has determined, in its sole discretion, that participation of such employee(s) is not advisable or practicable for any reason.

Securities and Amount of Common Stock Subject to the 2018 ESPP

              The aggregate number of shares of Common Stock that may be sold pursuant to all offerings of the Company's Common Stock under the 2018 ESPP will not exceed 750,000 shares, as adjusted for any recapitalization or reorganization of the Company as set forth in the 2018 ESPP. The shares that may be issued under the 2018 ESPP may be authorized but unissued Common Stock, treasury shares or shares purchased in the open market. If the total number of shares of Common Stock for which options are granted exceeds the maximum number of shares offered, the number of shares which may be purchased under the options granted will be reduced on a pro rata basis.

Method of Employee Participation in the 2018 ESPP

              The Committee will designate the amount of shares available for each offering and will establish the duration for each offering, the first day of each offering and the exercise periods for the offerings.

              An eligible employee electing to participate in any offering of Common Stock under the 2018 ESPP may authorize payroll deductions not to exceed 15% of that employee's compensation, or such lesser percentage of the employee's compensation. The Company will maintain or cause to be maintained a stock purchase account for each participating employee and no interest will be paid or credited with respect to amounts accrued in such accounts except where required by local law. Upon the expiration date of each offering, the funds accumulated in the stock purchase account of each participating employee will be applied to the purchase of shares of Common Stock at a price per share equal to the lesser of (a) a percentage (not less than 85%) established by the Committee (the "Designated Percentage") of the fair market value per share of Common Stock on the date on which an option is granted, or (b) the Designated Percentage of the fair market value (as determined under the 2018 ESPP) per share of Common Stock on the date on which the option is exercised and the Common Stock is purchased. Upon the exercise of an option, the Company will deliver to the participating employee the Common Stock purchased. The Committee may permit or require that shares be deposited directly with a broker designated by the participating employee (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may also require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares.

              An employee will not be entitled to accrue rights to purchase shares under the 2018 ESPP (and other employee stock purchase plans, as defined in Section 423 of the Code, of the Company and its subsidiaries) at a rate which exceeds $25,000 of the fair market value (as determined under the 2018 ESPP) of such shares (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time. The maximum shares of Common Stock that may be purchased by an employee under any offering period cannot exceed 2,000, subject to adjustment for any recapitalization or reorganization. On June 22, 2018, the fair market value of a share of Common Stock was $97.20.

              In the event the fair market value (as determined under the 2018 ESPP) of the Common Stock is lower on the first day of an exercise period within an option period (subsequent "Reassessment Date") than it was on the first day for the applicable option period, all employees participating in the 2018 ESPP on the Reassessment Date will be deemed to have relinquished the portion of the option granted on the first day of the option period that has not previously been exercised and to have enrolled in and received a new option commencing on such Reassessment Date, unless the Committee has determined not to permit overlapping option periods or to restrict such transfers to lower price option periods.

              A participating employee may suspend or discontinue participation in the 2018 ESPP. If an employee suspends participation during an exercise period, his or her accumulated payroll deductions will remain in the 2018 ESPP for purchase of shares on the following exercise date. If an employee discontinues participation in the 2018 ESPP, the amount credited to the participating employee's individual account will be paid to such employee without interest (except where required by local law).

Recapitalization

              If there is any change in the number or value of the shares because of a stock split, subdivision, bonus issue, stock dividend, combination, consolidation, recapitalization, reorganization, spin-off, split-up, rights offerings or reductions of the outstanding shares, the number of shares to be purchased pursuant to an option, the share limits and the maximum number of shares will be proportionately increased or decreased and the terms relating to the purchase price with respect to the option will be appropriately adjusted by the Committee, and the Committee will take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

Merger, Liquidation, Other Company Transactions

              In the event of the proposed liquidation or dissolution of the Company, the option period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options will automatically terminate and the amounts of all payroll deductions will be refunded without interest to the participating employees.

              In the event of a proposed sale of all or substantially all of the assets of the Company, or the amalgamation, merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Committee, (a) each option will be assumed or an equivalent option will be substituted by the successor corporation or parent or subsidiary of such successor corporation, (b) a date established by the Committee on or before the date of consummation of such amalgamation, merger, consolidation or sale will be treated as an exercise date for the options granted pursuant to the 2018 ESPP, and all outstanding options will be deemed exercisable on such date or (c) all outstanding options will terminate and the accumulated payroll deductions will be returned to the participating employees.

Termination of Employment, Death and Transferability

              In the event a participating employee terminates employment with the Company or a subsidiary for any reason (including death) prior to the expiration of the offering, the employee's participation in the 2018 ESPP will terminate and all amounts credited to the employee's account will be paid to the employee or the employee's estate without interest (except where required by local law). The Committee may establish rules regarding when leaves of absence or change of employment status will be considered termination of employment and may establish termination of employment procedures with respect to the 2018 ESPP which are independent of similar rules established under other benefits plans of the Company and its subsidiaries and affiliates. Options granted under the 2018 ESPP may not be voluntarily or involuntarily assigned, transferred, pledged or otherwise disposed of in any way.

              Unless otherwise determined by the Committee, an employee whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a subsidiary or affiliate will not be treated as having terminated employment for purposes of participating in the 2018 ESPP; however, if an employee transfers from a Section 423 offering to a non-Section 423 offering, the exercise of an employee's right to purchase shares under the 2018 ESPP will be qualified under the Section 423 offering only to the extent such exercise complies with Section 423 of the Code. If an employee transfers from a non-Section 423 offering to a Section 423 offering, the exercise of an employee's right to purchase shares under the 2018 ESPP will remain non-qualified under the non-Section 423 offering. The Committee may establish different and additional rules governing transfers between separate offerings within the Section 423 offering and between offerings under the Section 423 offering and non-Section 423 offering.

              The Company will not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (a) it and the participating employee have taken all actions required to register the Common Stock under the Securities Act of 1933, as amended, and to qualify the Common Stock under applicable state "blue sky" laws and any applicable foreign securities laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws and applicable foreign securities laws is available, (b) any applicable listing requirement of any NASDAQ market system or stock exchange on which the Common Stock is listed has been satisfied and (c) all other applicable provisions of state, federal and applicable foreign law have been satisfied. The Committee may require each participating employee purchasing Common Stock under the 2018 ESPP to represent to and agree with the Company in writing that such the employee is acquiring the shares for investment purposes and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the 2018 ESPP will be subject to such stock-transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any NASDAQ market system or stock exchange upon which the shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Federal Income Tax Consequences

              The following is a discussion of certain U.S. federal income tax consequences relevant to participating employees in the 2018 ESPP who are subject to federal income tax and the Company and it does not address state, local or foreign tax consequences.

              The 2018 ESPP is intended to provide for offering that meet the requirements of a tax-qualified "employee stock purchase plan" under Section 423 of the Code, which qualifies for favorable tax treatment. For employees participating in a Section 423 offering, the employee does not have to pay taxes until he or she sells or otherwise disposes of the shares purchased under the 2018 ESPP. The tax treatment applicable to employees participating in a Section 423 offering when he or she sells the shares acquired under the 2018 ESPP depends on whether the shares are sold after the holding period established under Section 423 of the Code.

              If a participating employee under the 2018 ESPP does not sell or otherwise dispose of the shares until the later of two years after the granting of the option to purchase shares or twelve months after the purchase date (or he or she dies while owning the shares) then upon the sale or disposition of such shares (or at the participating employee's death) the participating employee will recognize ordinary income in the year of sale or disposition in an amount equal to the lesser of (1) the excess of the sale price of the shares over the purchase price, or (2) the excess of the fair market value of the shares at the time the option was granted over the purchase price (determined as of the date the option was granted).    In addition, the participating employee will realize a capital gain or loss in an amount equal to the difference between the sales price and the adjusted tax basis in the shares (i.e., the purchase price plus the amount taxed as ordinary income). If the participating employee dies before the shares are sold, the basis of the shares in the hands of the participating employee's heirs or estate will be equal to the fair market value of the shares on the date of the participating employee's death.

The Company will not be entitled to a deduction if the holding periods described in this paragraph are met.

              However, if the participating employee sells or disposes of such shares before the expiration of the required holding period above, he or she will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participating employee will realize a capital gain or loss on the difference between the sale price and the adjusted tax basis in the shares (i.e., the purchase price plus the amount taxed as ordinary income). If the participating employee sells or disposes of the shares before the expiration of the required holding period, the Company will be allowed a compensation expense deduction for the amount of ordinary income recognized by the employee.

              If the purchase right is granted under the non-Section 423 offering, then the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date. The Company generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant as a result of such disposition.

Tax Summary

              The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all the tax consequences of participation in the 2018 ESPP. Accordingly, holders of shares purchased under the 2018 ESPP should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before disposing of any shares of stock acquired. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular holder's specific circumstances or will continue to apply in the future and makes no undertaking to maintain any tax status.

Vote Required for Approval and Recommendation

              The affirmative vote of the majority of the votes cast at the Annual Meeting is required to approve the Helen of Troy Limited 2018 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 5: APPOINTMENT OF AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2019 FISCAL YEAR AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITOR'S REMUNERATION

              Under Bermuda law, our shareholders have the responsibility to appoint the auditor and independent registered public accounting firm of the Company to hold office until the close of the next annual general meeting and are able to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration.

              The Audit Committee has nominated Grant Thornton LLP as the Company's auditor and independent registered public accounting firm for fiscal year 2019. A representative of Grant Thornton LLP, the Company's auditor and independent registered public accounting firm for fiscal year 2018, is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so. The Grant Thornton LLP representative is also expected to be available to respond to appropriate questions.

Vote Required for Approval and Recommendation

              The affirmative vote of a majority of the votes cast at the Annual Meeting is required to appoint Grant Thornton LLP as our auditor and independent registered public accounting firm to serve for the 2019 fiscal year and authorize the Audit Committee to set the auditor's remuneration as described in this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

 SHAREHOLDER PROPOSALS

              We currently expect that our 2019 annual general meeting of shareholders will be held on or about Wednesday, August 21, 2019. Shareholders intending to present proposals at the 2019 annual general meeting of shareholders and desiring to have those proposals included in the Company's proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Exchange Act, to be received at the executive offices of the Company no later than March 15, 2019. Under the Company's bye-laws, if a shareholder does not want to submit a proposal for inclusion in our proxy statement but wants to introduce it at our 2019 annual meeting, or intends to nominate a person for election to the Board directly (rather than by recommending such person as a candidate to our Nominating Committee as described under "Board Committees and Meetings – Nominating Committee"), the shareholder must submit the proposal or nomination in writing between May 23, 2019 and June 22, 2019. The nomination or proposal and supporting materials must comply with the requirements set forth in our bye-laws. To be in proper form, the notice of a director nomination should be accompanied by supporting materials required by our bye-laws, including, among other things, written consent of the proposed candidate to serve as a director if nominated and elected, information about the proposed nominee for director, information about the shareholder submitting the nomination, and information about any other shareholders or beneficial owners known to support the nomination. Additionally, any candidate nominated by shareholders must meet the general requirements outlined in the Company's bye-laws. Neither the Board of Directors nor the Nominating Committee is required to include any shareholder nominee or proposal as a proposal in the proxy statement and proxy card mailed to shareholders. Unless the shareholder notifies the Company of an intent to nominate a director nominee for election or submit a proposal at the annual general meeting between May 23, 2019 and June 22, 2019, any proxy solicited by the Company for that annual general meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as the proposal is properly presented at the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

              To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal year 2018, all Section 16(a) filing requirements applicable to the Directors, executive officers and greater than 10 percent shareholders were satisfied.

OTHER MATTERS

              Except as described in this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If other matters that require the vote of the shareholders, including a question of adjourning the Annual Meeting, properly come before the Annual Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management's discretion. The accompanying proxy card confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting or any adjournment thereof.

 HOUSEHOLDING OF MATERIALS

              To reduce the expenses of delivering duplicate proxy materials, we participate in the practice of "householding" proxy statements and annual reports. This means that we deliver one Notice of Internet Availability and, if applicable, annual report and proxy statement, to multiple shareholders sharing the same mailing address unless otherwise requested. The Company will promptly deliver a separate copy of either document to any shareholder upon request by contacting Helen of Troy Investor Relations, Attention: Anne Rakunas (915) 225-4841, or via e-mail at Arakunas@hotus.com, or send written correspondence to Helen of Troy Limited, Attention: Investor Relations, 1 Helen of Troy Plaza, El Paso, Texas 79912. Some banks, brokers, and other nominee record holders may also be participating in the practice of "householding" proxy statements and annual reports. Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

              Pursuant to SEC rules, we may furnish proxy materials, including this proxy statement and the Company's 2018 Annual Report to Shareholders, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability"), which was mailed to most of our shareholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested. You may submit your proxy via the Internet, by telephone, or, if you have received a printed version of these proxy materials, by mail.

              This proxy statement and the Company's 2018 Annual Report to Shareholders are available electronically on our hosted website at

              HTTP://MATERIALS.PROXYVOTE.COM/G4388N.

              To access and review the materials made available electronically:

              1. Go to HTTP://MATERIALS.PROXYVOTE.COM/G4388N and input the 12-digit control number from the Notice of Internet Availability or proxy card.

              2. Click the "2018 Proxy Statement" or "2018 Annual Report".

              3. Have your proxy card or voting instructions available.

              We encourage you to review all of the important information contained in the proxy materials before voting. The Notice of Internet Availability and the proxy materials are first being made available to our shareholders on or about July 13, 2018.

 HOW TO OBTAIN OUR ANNUAL REPORT, PROXY STATEMENT
AND OTHER INFORMATION ABOUT THE COMPANY

              From time to time, we receive calls from shareholders asking how they can obtain more information regarding the Company. The following options are available:

1.
Our Investor Relations site, which can be accessed from our main Internet website located at WWW.HOTUS.COM, contains Company press releases, earnings releases, financial information and stock quotes, as well as corporate governance information and links to our SEC filings. This proxy statement and our 2018 Annual Report to Shareholders are both available at this site.

2.
You may also request a free copy of our Annual Report or proxy statement by contacting Helen of Troy Investor Relations, Attention: Anne Rakunas (915) 225-4841, or via e-mail at Arakunas@hotus.com, or send written correspondence to Helen of Troy Limited, Attention: Investor Relations, 1 Helen of Troy Plaza, El Paso, Texas 79912.

YOUR VOTE IS IMPORTANT

Annex A

Reconciliation of GAAP Diluted Earnings Per Share from Continuing Operations to Adjusted Diluted Earnings Per Share (non-GAAP) from Continuing Operations

	Fiscal Years Ended the Last Day of February
	2014	2015	2016	2017	2018
Diluted earnings per share ("EPS") from continuing operations as reported (GAAP)	$2.66	$4.36	$3.23	$5.17	$4.73
Tax Reform					$0.66
Asset impairment charges, net of tax	$0.37	$0.28	$0.18	$0.09	$0.51
Restructuring charges, net of tax					$0.07
TRU bankruptcy charge, net of tax					$0.12
CEO succession costs, net of tax	$0.51		$0.14
Acquisition-related expenses, net of tax			$0.02
Venezuela re-measurement related charges, net of tax			$0.65
Patent litigation charge, net of tax			$0.62	$0.05

Subtotal	$3.54	$4.64	$4.85	$5.32	$6.08
Amortization of intangible assets, net of tax	$0.64	$0.70	$0.71	$0.73	$0.66
Non-cash share-based compensation, net of tax	$0.32	$0.16	$0.22	$0.44	$0.49

Adjusted diluted EPS from continuing operations (non-GAAP)	4.50	5.50	5.78	6.49	7.24

Weighted average shares of common stock used in computing diluted EPS	32,344	29,035	28,749	27,891	27,254

              Adjusted Diluted EPS from continuing operations may be considered a non-GAAP financial measure as set forth in SEC Regulation G, Rule 100. The table above reports diluted EPS from continuing operations without the impact of non-cash asset impairment charges, CEO succession costs, acquisition-related expenses, tax reform, Venezuelan currency re-measurement related charges, patent litigation charges, the TRU bankruptcy charge, amortization of intangible assets, and non-cash share-based compensation for the periods presented, as applicable. During fiscal 2018, we divested our Nutritional Supplements segment, therefore fiscal 2018 and prior fiscal years 2015 to 2017 have been restated to reflect the divestiture. The table reconciles adjusted diluted EPS from continuing operations to its corresponding GAAP-based measure, EPS from continuing operations, presented in our consolidated statements of income in our Annual Report on Form 10-K for the fiscal year ended February 28, 2018. This measure may be considered non-GAAP financial information as set forth in SEC Regulation G, Rule 100. The preceding table reconciles this measure to its corresponding GAAP-based measure presented in our consolidated statements of income. We believe that adjusted diluted EPS from continuing operations provides useful information to management and investors regarding financial and business trends relating to our financial condition and results of operations. We believe that this non-GAAP financial measure, in combination with the our financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of such charges on net income and earnings per share. We also believe that this non-GAAP measure facilitates a more direct comparison of our performance to our competitors. We further believe that including the excluded charges would not accurately reflect the underlying performance of our continuing operations for the period in which the charges are incurred, even though such charges may be incurred and reflected in our GAAP financial results in the near future. The material limitation associated with the

A-1

use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of our activities. Our adjusted diluted EPS from continuing operations is not prepared in accordance with GAAP, is not an alternative to GAAP financial information and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.

A-2

Annex B

HELEN OF TROY LIMITED
2018 STOCK INCENTIVE PLAN

1.           Purpose of the Plan

              The purpose of the Plan is to (i) aid the Company in attracting, securing and retaining directors of outstanding ability, (ii) aid the Company and its Subsidiaries and Affiliates in attracting, securing and retaining employees of outstanding ability, (iii) attract consultants to provide services to the Company and its Subsidiaries and Affiliates, as needed, and (iv) motivate such persons to exert their best efforts on behalf of the Company and its Subsidiaries and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest, which such persons will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.           Definitions

              The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

                             (a)           Affiliate:  Any entity (i) that is an affiliate within the meaning given to such term in Rule 12b-2 promulgated under the Exchange Act, or (ii) that had been a business, division or subsidiary of the Company, the equity of which has been distributed to the Company's shareholders. The Board shall have the authority to determine the time or times at which "Affiliate" status is determined within the foregoing definition.

                             (b)           Applicable Law:  The requirements relating to the administration of equity-based and cash-based awards, as applicable, and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

                             (c)           Award:  An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

                             (d)           Award Agreement:  Any written or electronic agreement, contract, or other instrument or document evidencing an Award granted by the Committee hereunder, which does not require the signature of the Company or the Participant.

                             (e)           Beneficial Owner or Beneficially Owned:  As such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

                             (f)           Board:  The Board of Directors of the Company.

                             (g)           Change of Control:  The occurrence of any of the following events:

                              (i)          any Person becomes the Beneficial Owner, directly or indirectly, of more than forty percent (40%) of the combined voting power of the then issued and outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by an entity pursuant to a reorganization, merger, amalgamation or consolidation, unless such reorganization, merger, amalgamation or consolidation constitutes a Change of Control under clause (ii) of this Section 2(g);

                              (ii)          the consummation of a reorganization, merger, amalgamation or consolidation, unless following such reorganization, merger, amalgamation or consolidation sixty percent (60%) or more of the combined voting power of the then issued and outstanding voting securities of the entity resulting from such reorganization, merger, amalgamation or consolidation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger, amalgamation or consolidation;

                              (iii)          the (A) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or (B) sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries, unless the successor entity existing immediately after such sale or disposition is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or disposition;

                              (iv)          during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(g)(i), (ii) or (iii) of the Plan, (B) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (C) a director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the Outstanding Company Voting Securities) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

    Notwithstanding the foregoing, to the extent that any amount constituting "non-qualified deferred compensation" under Section 409A of the Code would become payable under this Plan by reason of a Change of Control, such amount shall become payable only if the event constituting a Change of Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.

                             (h)           Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

                             (i)           Committee:  The Compensation Committee of the Board, or any successor thereto or other committee designated by the Board to assume the obligations of the Committee hereunder, or if no such committee shall be designated or in office, the Board.

                             (j)           Company:  Helen of Troy Limited, a Bermuda company.

                             (k)           Confidential Information:  All knowledge and information pertaining to the business of the Company and its Affiliates and Subsidiaries obtained by a Participant from any source whatever as a result of his or her Services to the Company and/or its Affiliates or Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Affiliates or Subsidiaries or information which relates to the Company's and/or its Affiliates' or Subsidiaries' personnel; present operations or future planning with respect to suppliers or customers, the contents of any Company, Affiliate or Subsidiary manual, practice or procedure, operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer operations of any type; information of the type mentioned above or of any other type regarding affiliates of the Company; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Affiliates or Subsidiaries.

                             (l)           Consultant:  Any consultant, agent, independent contractor, leased employee or advisor if: (a) the consultant, agent, independent contractor, leased employee or advisor renders bona-fide services to the Company or any Affiliate or Subsidiary; (b) the services rendered by the consultant, agent, independent contractor, leased employee or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant, agent, independent contractor, leased employee or advisor is a natural person.

                             (m)           Disability:  Unless otherwise provided in an Award Agreement, that the Participant would qualify to receive benefit payments under the long-term disability plan or policy, as it may be amended from time to time, of the Company or the Affiliate to which the Participant provides Service regardless of whether the Participant is covered by such policy. If the Company or the Affiliate to which the Participant provides Service does not have a long-term disability policy, "Disability" means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days or one-hundred eighty (180) non-consecutive days in any twelve month period. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its sole discretion. Notwithstanding the foregoing, (a) for purposes of ISOs granted under the Plan, "Disability" means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code, and (b) with respect to an Award that is subject to Section 409A of the Code where the payment or settlement of the Award is made upon or by reference to the date of the Participant's Disability, solely for purposes of determining the timing of payment, no such event will constitute a Disability for purposes of the Plan or any Award Agreement unless such event also constitutes a "disability" as defined under Section 409A of the Code.

                             (n)           Effective Date:  The date on which the Plan takes effect, as defined pursuant to Section 29 of the Plan.

                             (o)           Exchange Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

                             (p)           Fair Market Value:  As of any date that requires the determination of the Fair Market Value of Shares under this Plan, the value of a Share on such date of determination, calculated as follows:

                                            (i)          If the Shares are then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on such date on such Nasdaq market system or principal stock exchange on which the Share is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Share on such Nasdaq market system or such exchange on the immediately preceding day on which a closing sale price is reported;

                                            (ii)          If the Shares are not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Share in the over-the-counter market on such date; or

                                            (iii)          If neither clause (i) nor (ii) is applicable as of such date, then the Fair Market Value shall be determined by the Board in good faith and in using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

                             (q)           ISO:  An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

                             (r)           LSAR:  A limited stock appreciation right granted pursuant to Section 8(d) of the Plan.

                             (s)           Non-Employee Director:  A member of the Board who is not an employee of the Company or any of its Subsidiaries.

                             (t)           Other Stock-Based Awards:  Awards granted pursuant to Section 9 of the Plan.

                             (u)           Option:  A stock option granted pursuant to Section 7 of the Plan.

                             (v)           Option Price:  The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

                             (w)           Participant:  An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

                             (x)           Performance-Based Awards:  Other Stock-Based Awards granted pursuant to Section 9(b) of the Plan.

                             (y)           Person:  As such term is used for purposes of Section 13(d)(3) or 14(d)(2) of the Exchange Act (or any successor section thereto).

                             (z)           Plan:  The Helen of Troy Limited 2018 Stock Incentive Plan, as amended from time to time.

                             (aa)           Restricted Stock:  Restricted stock granted pursuant to Section 9 of the Plan.

                             (bb)           Restricted Stock Unit:  A restricted stock unit representing a right to acquire a fixed number of Shares at a future date, granted pursuant to Section 9 of the Plan.

                             (cc)           Securities Act:  The Securities Act of 1933, as amended, or any successor thereto.

                             (dd)           Service:  Services rendered to the Company or any of its Affiliates or Subsidiaries as an employee, Consultant or director.

                             (ee)           Shares:  Common shares, par value $0.10 per Share, of the Company, as adjusted pursuant to Section 10 of the Plan.

                             (ff)           Stock Appreciation Right:  A stock appreciation right granted pursuant to Section 8 of the Plan.

                             (gg)           Subsidiary:  A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

                             (hh)           Tax-Related Items:  Any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment taxes, stamp tax and any other taxes related to participation in this Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement).

                             (ii)           Termination of Service:  A Participant's termination of all Service, subject to the sole discretion of Committee. A Termination of Service of an employee of the Company or any Subsidiary or Affiliate shall not be deemed to have occurred in the case of sick leave, military leave or any other leave of absence, in each case approved by the Committee or in the case of transfers between locations of the Company or its Affiliates or Subsidiaries. For purposes of determining whether an Option is entitled to ISO status, an employee's Termination of Service shall be treated as occurring ninety (90) days after such Employee goes on leave, unless such employee's right to return to active work is guaranteed by law or by a contract. In the case of Participant who is a U.S. taxpayer and a "specified employee" (as defined under Section 409A of the Code), an Award which is considered non-qualified deferred compensation (as defined under Section 409A of the Code) which is otherwise distributable upon a Termination of Service (which is also a Separation from Service as such term is defined under Section 409A of the Code) may not be made before the first day of the seventh month after the date of the Separation from Service (or, if earlier, the date of death of the Participant).

3.           Shares Subject to the Plan

              (a)          Number of Shares Reserved.  The maximum number of Shares with respect to which Awards may be granted under the Plan shall be 2,000,000 (subject to adjustment in accordance with the provisions of Section 10 hereof), whether pursuant to ISOs or otherwise. Of that number, not more than 2,000,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) will be available for grants under the Plan of ISOs pursuant to Section 7(d) hereof. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, including Shares acquired by purchase in the open market or in private transactions.

              (b)          Share Replenishment.  To the extent that an Award granted under this Plan is cancelled, expired, forfeited, surrendered, exchanged, settled by delivery of fewer Shares than the number underlying the Award, settled in cash or otherwise terminated without delivery of the Shares to the Participant, the Shares retained by or returned to the Company will (i) not be deemed to have been delivered under this Plan, (ii) be available for future Awards under the Plan and (iii) not be counted against the number of Shares reserved and available under this Plan; provided, that notwithstanding the foregoing, Shares that are (x) withheld from an Option or Stock Appreciation Right or separately surrendered by the Participant in payment of the Option Price or exercise or purchase price or Tax-Related Items with respect to such Award, (y) not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right or (z) repurchased on the open market using proceeds from the exercise of a Option shall be deemed to constitute delivered shares and shall not be available for future Awards under this Plan and shall continue to be counted as outstanding for purposes of determining whether any of the Award limits specified in Sections 3(d) or 3(e) have been attained.

              (c)          Shares Not Counted Against Share Pool Reserve.  To the extent permitted by applicable law or any stock exchange rules, Shares issued in assumption of, or in substitution for, any outstanding awards pursuant to Section 10(e) hereof of any entity acquired in any form of combination by the Company or an Affiliate shall not be counted against the number of Shares reserved and available under this Plan. Additionally, to the extent permitted by applicable law or any stock exchange rules, in the event that a company acquired by (or combined with) the Company or an Affiliate has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the shareholders of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Awards under this Plan in lieu of awards under the applicable pre-existing plan of the other company and shall not reduce the number of Shares reserved and available under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Affiliate in existence prior to such acquisition or combination.

              (d)          Limitation on Number of Shares Subject to Awards.  The maximum number of Shares with respect to which Awards of any and all types may be granted during a calendar year to any Participant (other than a Non-Employee Director) shall be limited, in the aggregate, to 1,000,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof).

              (e)          Non-Employee Director Award Limit.  Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares to an individual as compensation for services as a Non-Employee Director, together with cash compensation earned by the Non-Employee Director during any fiscal year, shall not exceed $650,000 in any fiscal year.

4.           Administration

              (a)          General.  The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. If necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, the Committee shall consist solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule thereto), and satisfy all applicable independence requirements set forth in any applicable stock exchange or market or quotation system in which the Shares are then traded, listed or quoted. Except as required by Rule 16b under the Exchange Act, any action permitted to be taken by the Committee may be taken by the Board, in its discretion; provided however that, to the extent required by any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, any

Award approved by the Board shall also have been approved by a majority of the Company's independent directors (within the meaning of such exchange or market or quotation system).

              (b)          Scope of Authority.  The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations that it deems necessary or desirable for the administration of the Plan, and to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  (i)          to select Participants to whom Awards may be granted;

                  (ii)         to determine the type or types of Awards to be granted to each Participant;

                  (iii)        to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, extension of the period of time during which Participant may exercise Options previously granted or to permit the continued vesting of Awards (subject to Section 11(b)) following a Participant's Termination of Service, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                  (iv)        to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, exchanged, or surrendered;

                  (v)         to take any action consistent with the terms of the Plan, either before or after an Award has been granted, as the Committee deems necessary or advisable to comply with or facilitate compliance with any applicable laws, including without limitation any other government laws or regulatory requirements of a non-U.S. jurisdiction, or taking advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., including but not limited to, modifying or amending the terms and conditions governing any Awards, establishing any local country plans as sub-plans to the Plan, adopting any addenda to Award Agreements, conforming with or taking advantage of governmental requirements, statutes or regulations or adopting the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements;

                  (vi)        to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (vii)       to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, in each case, in the manner and to the extent the Committee deems necessary or desirable;

                  (viii)      to approve any repurchase of Shares pursuant to Section 42A or 42B of the Companies Act 1981 of Bermuda where a Participant wishes to effect payment of (A) an exercise of an Award or (B) payment of any Tax Related Items pursuant to Section 4(e) below by delivery of Shares;

                   (ix)        to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan;

                   (x)         amend or modify the terms of an Award consistent with the terms and conditions of this Plan, including Section 15(a); and

                   (xi)        to prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants within and outside of the U.S.

              (c)          Delegation.  To the extent permitted by applicable law and any stock exchange rules and without limiting any delegation of authority under Section 16 or otherwise under this Plan, the Committee, from time to time, may delegate to a committee or one or more members of the Board or to one or more officers of the Company the authority to grant Awards to Participants other than (i) Employees who are subject to Section 16 of the Exchange Act, or (ii) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, however, that officers delegated such authority may make grants of Awards of up to an aggregate of 350,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) in each calendar year to Participants who are not subject to the rules promulgated under Section 16 of the Exchange Act (or any successor section thereto); provided, further, that such officers shall notify the Committee of any such grants made pursuant to this Section 4. Provided it meets the limitations of this Section 4(c), any delegation hereunder shall include the right to modify Awards as necessary to accommodate changes in applicable law or regulations, including in jurisdictions outside the U.S., or any stock exchange rules. Furthermore, any delegation hereunder shall be subject to the restrictions and limitations that the Board (or, as applicable, the Committee) specifies at the time of such delegation, and the Board (or, as applicable, the Committee) may rescind at any time the authority so delegated and/or appoint a new delegatee. At all times, the delegatee appointed under this Section 4(c) shall serve in such capacity at the pleasure of the Board (or, as applicable, the Committee). The Committee may also delegate to a committee consisting of employees of the Company the authority to authorize transfers, establish terms and conditions upon which transfers may be made and establish classes of options eligible to transfer options, as well as to make other determinations with respect to option transfers.

              (d)          Binding Determination.  Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

              (e)          Tax Withholding.  The Participant shall be responsible for payment of any Tax-Related Items or similar charges required by Applicable Law to be paid or withheld from an Award or an amount paid in satisfaction of an Award, or otherwise applicable to the Participant. Without limiting the foregoing, the Committee shall require payment and the Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company or the applicable Subsidiary or Affiliate (including by withholding from the proceeds of the sale of Shares acquired pursuant to an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant's behalf, without need of further authorization), to satisfy Tax-Related Items withholding requirements with respect to any taxable event arising as a result of the Plan or as a result of the grant, vesting or the exercise of an Award or other event that results in taxable income in respect of an Award. With the approval of the Committee, the Participant may elect or may be required by the Company to pay a portion or all of the withholding of such Tax Related Items by (i) delivery of Shares or (ii) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant (or allowing the return of Shares), to satisfy such Tax-Related Items. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withhold rates, including maximum applicable rates, in which case, Participants may receive or seek a refund of any over-withheld amount from local tax authorities. The Award Agreement may also specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

              (f)          Repricing.  Notwithstanding the foregoing, a Repricing (as defined below) is prohibited without prior shareholder approval. Subject to compliance with the provisions of the immediately preceding sentence regarding a Repricing, the Committee may, at any time or from time to time: (i) authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards or (ii) buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree. For purposes of the Plan, "Repricing" means any of the following or any other action that has the same purpose and effect: (A) lowering the exercise price of an outstanding Option or SAR granted under the Plan after it is granted or (B) canceling an outstanding Award granted under the Plan at a time when its exercise or purchase price exceeds the then Fair Market Value of the stock underlying such outstanding Award, in exchange for another Award or a cash payment, unless the cancellation and exchange occurs in connection with a merger, amalgamation, consolidation, sale of substantially all the Company's assets, acquisition, spin-off or other similar corporate transaction.

              (g)          Other Term and Conditions.  Shares issued pursuant to an Award shall, subject to the terms hereof, be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, share repurchase, option cancellation, Participant services or other consideration, as the Committee shall determine, provided that in no event shall the consideration per share be less than the par value thereof.

5.           Eligibility

              Employees of the Company, its Subsidiaries and Affiliates, who are from time to time responsible for, or contribute to, the management, growth and protection of the business of the Company and its Affiliates or Subsidiaries, Consultants to the Company, its Subsidiaries and Affiliates and directors of the Company, its Subsidiaries and Affiliates are eligible to be granted Awards under the Plan. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant. Notwithstanding any provisions of the Plan to the contrary, an Award may be granted to an employee, Consultant or director in connection with his or her hiring or retention prior to the date the employee, Consultant or director first performs Services for the Company, Affiliate or a Subsidiary; provided, however, that any such Award shall not become vested prior to the date the employee, Consultant or director first performs such Services.

6.           Limitations

              No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.           Terms and Conditions of Options

              Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award

Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

              (a)          Option Price.  The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

              (b)          Exercisability.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

              (c)          Exercise of Options.  Except as otherwise provided in this Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date shall be the date the Company receives a written notice of exercise in accordance with the terms of the Award Agreement and full payment for the Shares with respect to which the Option is exercised, together with (i) any other agreements required by the terms of the Plan and/or Award Agreement or as required by the Committee, and (ii) payment by the Participant of all Tax Related Items incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). The Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that, such Shares have been held by the Participant for no less than six months, (C) partly in cash and partly in such Shares, (D) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, (E) through having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant or (F) through such other means as shall be prescribed in the Award Agreement.

              (d)          ISOs.  The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). If the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant) for which ISOs are granted under the Plan (or any other stock incentive plan of the Company or Subsidiaries) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the portion of the Option not exceeding $100,000, to the extent of whole Shares, will be treated as an ISO and the remaining portion of the Option will be treated as a non-statutory stock option. Unless otherwise permitted under Section 422 of the Code (or any successor section thereto), no ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (A) within two years after the date of grant of such ISO or (B) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. Notwithstanding Section 5 of the Plan, ISOs may be granted solely to employees of the Company and its Subsidiaries.

              (e)          Exercisability Upon Termination of Service by Death or Disability.  Upon a Termination of Service by reason of death or Disability, the Option may be exercised within one year (or such other period specified in the Award Agreement) following the date of death or Termination of Service due to Disability (subject to any earlier termination of the Option as provided by its terms), by the Participant in the case of Disability, or in the case of death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case only to the extent the Participant was entitled to exercise the Option on the date of his or her Termination of Service by death or Disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination of Service by death or Disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may, at any time and from time to time, (a) in its sole discretion, impose such conditions upon the exercisability of such Options as it may deem fit, and (b) prior to the termination of an Option, with the consent of the Participant, extend the period of time during which the Participant may exercise his or her Option following the date of Termination of Service due to death or Disability; provided, however, that the maximum period of time during which an Option shall be exercisable following the date of Termination of Service due to death or Disability shall not exceed the original term of such Option as set forth in the Award Agreement and that notwithstanding any extension of time during which an Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date of Termination of Service due to death or Disability.

              (f)          Effect of Other Termination of Service.  Upon a Termination of Service for any reason (other than death or Disability), an unexercised Option may thereafter be exercised during the period ending 90 days (or such other period specified in the Award Agreement) after the date of such Termination of Service, but only to the extent to which such Option was vested and exercisable at the time of such Termination of Service. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options held by a Participant if such Participant's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company or extend the period of time during which the Participant may exercise his or her Option following the date of Termination of Service; provided, however, that the maximum period of time during which an Option shall be exercisable following the date of Termination of Service shall not exceed the original term of such Option as set forth in the Award Agreement and that notwithstanding any extension of time during which an Option may be exercised, such Option, unless otherwise determined by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date of Termination of Service.

8.           Terms and Conditions of Stock Appreciation Rights

              (a)          Grants.  The Committee also may grant a Stock Appreciation Right, independent of an Option, with respect to Shares that are traded or listed on an established stock exchange or market or quotation system.

              (b)          Terms.  The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges or market or quotation systems (including under Applicable Law). Each Stock Appreciation Right granted independent of an Option shall entitle a Participant to exercise the Stock Appreciation Right in whole or in part and, upon such exercise, to receive from the Company an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the portion of the Stock Appreciation Right so exercised. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in cash, Shares or a combination of cash and Shares, as determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised.

              (c)          Limitations.  The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

              (d)          Limited Stock Appreciation Rights.  The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash as soon as practicable after the occurrence of the specified contingent event and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

9.           Other Stock-Based Awards

              (a)          Generally.  The Committee, in its sole discretion, may grant Awards of unrestricted Shares, Restricted Stock, Restricted Stock Units and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (collectively, "Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Awards will be made, (ii) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, (iii) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and (iv) all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof, subject to Section 11(b)).

              (b)          Performance-Based Awards.  Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted to Participants as the Committee shall determine from time to time ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of one or more pre-established, objective performance goals established in writing by the Committee, for a performance period established by the Committee, (x) at a time when the outcome for that performance period is substantially uncertain and (y) not later than ninety (90) days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed.

                  (i)          Performance Goals.  The performance goals shall be based upon one or more (or any combination) criteria as the Committee shall determine from time to time, which may be Company-wide, on an individual basis, a consolidated basis or otherwise, including, but not limited to, the following: (A) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (B) net income; (C) operating income; (D) earnings from continuing operations; (E) earnings per Share (whether basic or fully diluted); (F) book value per Share; (G) expense management; (H) return on investment before or after the cost of capital; (I) improvements in capital structure; (J) growth measures (including, but not limited to, sales, net income, cash flow or earnings per share); (K) maintenance or improvement of profit margins; (L) stock price; (M) market share; (N) revenues or sales; (O) costs; (P) cash flow; (Q) cash flow productivity; (R) free cash flow; (S) working capital; (T) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); (U) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (V) debt reduction; (W) reductions in the Company's overhead ratio; (X) expenses to sales ratio; and (Y) total shareholder return. The foregoing criteria may relate to the Company, one or more of its Affiliates, Subsidiaries or one or more of its divisions, geography, business units, segments, products, product lines, partnerships, joint ventures, minority investments (except with respect to total shareholder return and earnings per share criteria), or any combination thereof, or may be determined or applied on an absolute or relative basis, a consolidated basis, an adjusted basis, or as compared to the performance of a published or special index, including, but not limited to, the Standard & Poor's 500 Stock Index, the Nasdaq Market index, the Russell 2000 index or a group of comparable companies, or any combination thereof. Performance goals need not, however, be based upon any increase or positive result under the foregoing criteria and could include, for example, maintaining the status quo or limiting economic losses.

                  (ii)          Committee Discretion to Determine Performance Goals.  The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such determination is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee, in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of 409A of the Code, elect to defer payment of a Performance-Based Award. In addition, the performance goals may be calculated without regard to extraordinary items or accounting changes. For example (without limiting the adjustments to any of the following), the Committee may specify, in its sole discretion, at the time the performance goals are set, the manner of adjustment of any performance goal to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or other circumstances, as determined by the Committee, or to exclude the effects of (A) extraordinary, unusual, or non-recurring items, (B) changes in applicable laws, regulations or accounting principles, (C) currency fluctuations, (D) discontinued operations, (E) non-cash items, such as amortization, depreciation, reserves, or asset impairments, (F) any recapitalization, restructuring, reorganization, amalgamation, merger, acquisition, divestiture, consolidation, spin-off, split-up, subdivision, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction, including expenses incurred in connection therewith, or (G) litigation charges.

              (c)          Terms and Conditions of Restricted Stock and Restricted Stock Units.

                  (i)          Grant.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement in form approved by the Committee. Subject to Section 11(b), the vesting of a Restricted Stock Award or Restricted Stock Unit granted under the Plan may, but shall not be required to, be conditioned upon the completion of a specified period Service, upon attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

                  (ii)          Receipt of Restricted Stock.  As soon as practicable after an Award of Restricted Stock has been made to a Participant, there shall be registered in the name of such Participant or of a nominee the number of Shares of Restricted Stock so awarded. Except as provided in the applicable Award Agreement, no Shares of Restricted Stock may be assigned, transferred or otherwise encumbered or disposed of by the Participant until such Shares have vested in accordance with the terms of such Award Agreement. If and to the extent that the applicable Award Agreement so provides, a Participant shall have the right to vote and, to the extent vested, receive dividends on the Shares of Restricted Stock granted to him or her under the Plan. Unless otherwise provided in the applicable Award Agreement, any Shares received as a dividend or bonus issue on such Restricted Stock or in connection with a stock split or subdivision of the Shares of Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                  (iii)          Purchase Price.  At the time of the grant of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award. The purchase price of Shares acquired pursuant to the Award shall be paid either: (A) in cash at the time of purchase; (B) at the sole discretion of the Committee, by Service rendered or to be rendered to the Company or an Affiliate; or (C) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with Applicable Laws.

                  (iv)          Form and Time of Payments Pursuant to Restricted Stock Units.  The Committee shall specify the settlement date applicable to each grant of Restricted Stock Units, which date shall not be earlier than the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, or such settlement date may be deferred to any later date, subject to compliance with Section 409A of the Code, as applicable. On the settlement date, the Company shall, subject to Section 11(c) hereof and satisfaction of applicable Tax-Related Items, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of the Shares that otherwise would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable Tax-Related Items. Until a Restricted Stock Unit is settled, the number of Restricted Stock Units shall be subject to adjustment pursuant to Section 10 hereof.

                  (v)          Effect of Termination of Service.  Upon a Termination of Service for any reason, the Participant shall only be entitled to the Restricted Stock or Restricted Stock Units vested at the time of such Termination of Service, and the Participant's unvested Restricted Stock Restricted Stock Units shall be forfeited or, to the extent provided in the Award Agreement, repurchased by the Company. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Restricted Stock or Restricted Stock Units held by the Participant if such Participant's Termination of Service is without "cause" (as such term is defined by the Committee in its sole discretion) by the Company or, if a Restricted Stock Award or Restricted Stock Unit granted under the Plan is conditioned upon a specified period of Service, permit the continued vesting of the Restricted Stock or Restricted Stock Units during a period of time following the date of Termination of Service to satisfy such condition; provided, however, that the maximum period of time during which the Restricted Stock or Restricted Stock Units continue to vest following the date of Termination of Service shall not exceed the original term of such Restricted Stock or Restricted Stock Units as set forth in the Award Agreement; provided further, that any continuation of vesting of Awards as contemplated herein shall be implemented in compliance with Section 409A of the Code and in a manner that is exempt from Section 457 of the Code.

10.         Adjustments Upon Certain Events

              Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

              (a)          Adjustments upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares, any change to the price of the Shares or any other change affecting the Shares resulting from a stock split, subdivision, consolidation, spin-off, rights offering, large nonrecurring cash dividend, reverse stock split or combination or the payment of a bonus issue or stock dividend (but only on the Company's common shares) or reclassification of the Company's common shares, any other similar corporate event or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than increases pursuant to the issuance of Other Stock-Based Awards under Section 9 of the Plan). Such adjustments and any other adjustments the Committee determines to be equitable shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Section 409A of the Code or that would cause an ISO to become disqualified. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

              (b)          Adjustments upon Reorganization.

                  (i)          In the event of a Reorganization, then the Committee may, in its sole discretion, provide (A) that Awards will be settled in cash rather than Shares, (B) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (C) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (D) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the exercise or base price of the Award, (E) that performance targets and performance periods for Performance-Based Awards will be modified, (F) that, upon written notice to a Participant, all of the Participant's unexercised and/or unvested Awards will terminate immediately prior to the consummation of such Reorganization unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, or (G) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

                  (ii)         The term "Reorganization" as used in this Section 10(b) shall mean any corporate event or transaction involving the Company (including, without limitation, any reorganization, recapitalization, combination or exchange of shares, statutory merger, statutory amalgamation, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization or any transaction described in Section 10(a).

                  (iii)        Any adjustments made pursuant to this Section 10(b) shall be subject to the provisions of Section 15(b) and, to the extent constituting a Change of Control, Section 10(c).

              (c)          Change of Control.  The provisions of this Section 10(c) shall apply in the event there occurs a Change of Control.

                  (i)          Awards Assumed or Substituted by Surviving Entity.  Subject to Section 27 and unless otherwise provided in an Award Agreement, with respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of the Change of Control (or such other period set forth in the Award Agreement or other agreement, including prior thereto if applicable), a Participant's Service is involuntarily terminated other than for cause or by that Participant for good reason under the circumstances specified in the Award Agreement or other agreement, then (A) all of that Participant's outstanding Options or SARs shall immediately vest and become fully exercisable and may thereafter be exercised for one year (or the period of time set forth in the Award Agreement or other agreement), but in no event later than the expiration date of the Option or SAR, as applicable, (B) all time-based vesting restrictions on that Participant's outstanding Awards shall lapse and become fully vested, and (C) the payout level under all of that Participant's Awards that vest in whole or in part based on performance conditions that were outstanding immediately before the effective time of the Change of Control shall be determined and deemed to have been earned as of the date of termination based upon achievement of relevant performance goals or based on performance at the "target" level (either in full or pro rata based upon the length of time (in days) within the performance period that has elapsed prior to the date of Termination of Service), and any limitations or other restrictions shall lapse and there shall be a payout to such Participant within 60 days following the date of Termination of Service (unless a later date is required under Section 409A of the Code).

                  (ii)          Awards not Assumed or Substituted by Surviving Entity.  Subject to Section 27 and unless otherwise provided in an Award Agreement, upon the occurrence of a Change of Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change of Control in a manner approved by the Committee as provided in Section 10(c)(c)(i): (A) outstanding Options or SARs shall immediately vest and become fully exercisable and may thereafter be exercised for the period of time set forth in the Award Agreement or other agreement, but in no event later than the expiration date of the Option or SAR, as applicable, (B) time-based vesting restrictions on outstanding Awards shall lapse and become fully vested, and (C) the payout level attainable under outstanding Awards that vest in whole or in part based on performance conditions shall be determined and deemed to have been fully earned as of the effective date of the Change of Control based upon achievement of relevant performance goals or based on performance at the "target" level (either in full or pro rata based upon the length of time (in days) within the performance period that has elapsed prior to the Change of Control), and any limitations or other restrictions shall lapse and there shall be a payout to Participants within sixty (60) days following the Change of Control (unless a later date is required by Section 409A of the Code). Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

                  (iii)        For the purposes of this Section 10(c), an Option, SAR, Restricted Stock, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, SAR, Restricted Stock, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the issued and outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company or the parent of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, SAR, Restricted Stock, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or the parent of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

              (d)          Acceleration for Other Reasons.  Regardless of whether an event has occurred as described in Section 10(c) above, and subject to Section 9(b) as to Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of Service of a Participant for any reason, or the occurrence of a Change of Control, all or a portion of such Participant's Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this Section 10(d).

              (e)          Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees or members of the board or equivalent governing body of another entity who become employees or directors of the Company or an Affiliate as a result of a merger, amalgamation or consolidation of the other entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of such entity. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

11.         Provisions Applicable to Awards

              (a)          Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

              (b)          Minimum Vesting Requirements.  Notwithstanding any other provision of the Plan, except in connection with Awards granted in connection with assumption or substitution of awards as part of a transaction as contemplated under Section 3(c) or Section 10(e) or Awards that may be settled only in cash, no portion of an Award granted on or after the Effective Date may vest before the first anniversary of the date of grant, subject to accelerated vesting as contemplated under Section 4(b)(iii) and Section 10; provided, however, that the Company may grant Awards with respect to up to five percent (5%) of the number of Shares reserved under Section 3 as of the Effective Date without regard to the minimum vesting period set forth in this Section 11(b); provided further that, for purposes of Awards granted to Non-Employee Directors, such Awards shall be deemed to have vested after the first anniversary of the date of grant if the Awards are granted to Non-Employee Directors in connection with their election or reelection to the Board at an annual general meeting of shareholders and the Awards vest on the next annual general meeting of shareholders, so long as the period between such annual general meetings is not less than 50 weeks.

              (c)          Share Certificates; Book Entry Procedures.

                  (i)          Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise or vesting, as applicable, of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Law. All certificates evidencing Shares delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Law. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such Applicable Law. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including, without limitation, a window-period limitation, as may be imposed in the discretion of the Committee.

                  (ii)         Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any Applicable Law, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

              (d)          Paperless Administration.  Participants hereby agree to the Company's use (for itself or through the services of a third-party) of an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website, intranet or interactive voice response, and that the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

              (e)          Nontransferability of Awards.  An Award shall not be assigned, transferred or otherwise encumbered or disposed of by the Participant (including, without limitation, to a third-party financial institution or for consideration), other than as provided in this Section 11(e) or by will or by the laws of descent and distribution, and except as provided in this Section 11(e), during the lifetime of a Participant an Award shall be exercisable only by the Participant. An Award exercisable after the death of a Participant or a transferee pursuant to the following sentence may be exercised by the legatees, personal representatives or distributees of the Participant or such transferee. The Committee may, in its discretion, authorize all or a portion of Awards previously granted or to be granted to a Participant, other than ISOs, to be on terms which permit irrevocable transfer for no consideration by such Participant to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of the Participant, any trust in which these persons have more than 50% of the beneficial interest, any foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests (collectively, "Eligible Transferees"), provided that (i) the Award Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 11(e) and (ii) subsequent transfers of transferred Awards shall be prohibited except those in accordance with the first sentence of this Section 11(e). The Committee may, in its discretion, amend the definition of Eligible Transferees to conform to the coverage rules of Form S-8 under the Securities Act (or any comparable or successor registration statement) from time to time in effect. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of Termination of Service of

Sections 7(e) and 7(f) hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified, in Sections 7(e) and 7(f). Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 11(e) or any part hereof (except with respect to ISOs) to the extent that this Section 11(e) or any part hereof is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

12.         Confidentiality and Non-Competition

              By accepting an Award under the Plan and as a condition to the exercise or settlement of Options, Stock Appreciation Rights or Restricted Stock Units and the enjoyment of any of the benefits of the Plan and the applicable Award Agreement, each Participant agrees as follows:

              (a)          Confidentiality.  During the period that each Participant provides Services (or the Participant's engaging in any other activity with or for the Company) and for a two year period thereafter, such Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Affiliates or Subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his opinion, judgment or recommendations concerning the Company or its Affiliates or Subsidiaries as developed from the Confidential Information, each Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, such Participant is, in the reasonable opinion of his counsel, compelled to disclose Confidential Information, such Participant shall disclose only that portion and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information. For the avoidance of doubt, nothing herein is intended to impede, prohibit or restrict the Participant (or an attorney acting on the Participant's behalf) from initiating communications directly with, or responding to any inquiry from, or providing testimony before, the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, FINRA, or any other state or federal regulatory authority or self-regulatory organization regarding this agreement or its underlying facts or circumstances, or about a possible violation of securities laws (or recovering any remuneration for doing so), the Commodities Exchange Act, or employment laws, or exercising rights under the federal Defend Trade Secrets Act which provides that an individual shall not be held criminally or civilly liable for the disclosure of a trade secret that is made (i) in confidence to a government official or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. This Section 12(a) does not, however, authorize the Participant to disclose information the Participant obtains through a communication that is subject to the attorney-client privilege or the work product doctrine.

              (b)          Non-Competition.

                  (i)          During the period that each Participant provides Services to the Company or its Affiliates or Subsidiaries, and for a two-year period thereafter, such Participant shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following: (A) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its Affiliates or Subsidiaries (as such business is conducted during the term such Participant provides Services to the Company or its Affiliates or Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or (B) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its Affiliates or Subsidiaries.

                  (ii)         In the event any court of competent jurisdictions should determine that the foregoing covenant of non-competition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

              (c)          Failure to Comply.  Each Participant acknowledges that remedies at law for any breach by him of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each Participant acknowledges that upon his or her violation of any provision of this Section 12, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provisions of this Section 12, such Participant shall immediately forfeit any rights and benefits under the Plan and shall return to the Company any unexercised Options and forfeit the rights under any other Awards and shall return any Shares held by such Participant upon exercise of any Option or the vesting of Shares underlying an Award granted hereunder (or, to the extent provided in the Award Agreement, the Company shall repurchase such Shares), together with any proceeds from sales of any Shares received upon exercise of such Options or the vesting of Shares underlying an Award; provided, however, that upon violation of subsection (b) of this Section 12, the forfeiture, repurchase and return provisions contained in this sentence shall apply only to (i) Awards under which underlying Shares have become exercisable or vested during the two year period immediately prior to the Participant's Termination of Service, and in any such case the gross proceeds from sales of any such Awards or underlying Shares, and (ii) without duplication of the amounts described in clause (i) above, any gross proceeds from the sale of any Awards or underlying Shares during the two year period immediately prior to the Participant's Termination of Service. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for a breach by a Participant of any of the provisions of this Section 12.

              (d)          Notice.  Each Participant agrees to provide written notice of the provisions of this Section 12 to any future employer of such Participant, and the Company expressly reserves the right to provide such notice to such Participant's future employer(s).

13.         "Lockup" Agreement

              The Committee may in its discretion specify upon granting an Award that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issued pursuant to the exercise and settlement of such Award, without the prior written consent of the Company or such underwriters, as the case may be.

14.         Limitation of Liability

              Each member of the Board, including the members of the Committee, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Board, including the members of the Committee, nor any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith and in absence of fraud and dishonesty with respect to the Plan, and all members of the Board, including the members of the Committee, and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

15.         Amendments or Termination

              (a)         The Board or the Committee may terminate or discontinue the Plan at any time. The Board or the Committee may amend, modify or alter the Plan at any time, but no amendment, modification or alteration shall be made which, (i) without the approval of the shareholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, change the maximum number of Shares for which Awards may be granted to any Participant or modify the Plan in any other way to the extent shareholder approval is required by the rules of any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, or (ii) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan or affect adversely, in any material way, any Award previously granted pursuant to the Plan (A) that may cause an ISO to become a non-qualified stock option or (B) that may be required or desirable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee. Notwithstanding anything to the contrary herein, neither the Committee nor the Board may amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change of Control.

              (b)         Except as provided in Section 10 of the Plan or expressly provided under the Plan, any amendment, modification, termination or discontinuance of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, modified, terminated or discontinued, unless such amendment, modification, termination or discontinuance (i) may be required or desirable to facilitate compliance with Applicable Laws, as determined in the sole discretion of the Committee or (ii) would not impair, in any material respect, any of the rights or obligations under any Award or unless mutually agreed otherwise between the Participant and the Company, which agreement shall be in writing and signed by the Participant and the Company.

16.         International Participants

              The Committee may delegate to another committee, as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee deems necessary or advisable to comply with any Applicable Law or with any other government laws or regulatory requirements of a non-U.S. jurisdiction, including but not limited to, modifying or amending the terms and conditions governing any Awards, or establishing any local country plans as sub-plans to the Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

17.         No Right to Continued Employment or Service

              Neither the Plan nor the granting of an Award under the Plan shall impose any obligation on the Company, a Subsidiary or any Affiliate to continue the employment or Service of a Participant or lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate the employment or service of such Participant.

18.         Not Compensation for Benefit Plans

              No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

19.         Unfunded Status of Awards

              The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

20.         Nonexclusivity of the Plan

              Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

21.         Successors and Assigns

              The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

22.         No Rights to Awards, No Shareholder Rights

              No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. Unless otherwise expressly provided herein, no Award shall confer on any Participant any rights to dividends or other rights of a shareholder with respect to Shares subject to an Award unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award and, if applicable, the satisfaction of any other conditions imposed by the Committee pursuant to the Plan.

23.         No Fractional Shares

              No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, including on account of any action under Section 10 of the Plan. In the case of Awards to Participants, the Committee shall determine, in its discretion, whether cash, other Awards, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

24.         Compliance with Legal and Trading Requirements

              The Plan, the granting, exercising and settlement of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Committee shall have the right to require any Participant to comply with timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, in the discretion of the Committee. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or market or quotation system upon which the Shares are then listed, traded or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market or quotation system listing or registration or qualification of such Shares or other required action under any state, federal or local law, rule or regulation as the Company may consider appropriate, including the Securities Act and the Exchange Act, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or local law.

25.         Severability

              If any provision of the Plan (including Section 12 of the Plan) is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan (including the remainder of Section 12 of the Plan, as applicable) shall remain in full force and effect. In addition to the foregoing, any restriction set forth in Section 12 of the Plan is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area or otherwise conflicts with applicable law, it will be interpreted to extend only over the maximum period of time, range of activities or geographic area, or otherwise, as to which it may be enforceable.

26.         Choice of Law

              The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in the State of Texas without regard to conflict of laws principles.

27.         Conflict

              To the extent the provisions of the Plan conflicts with the terms and conditions of any written agreement between the Company and a Participant (including the vesting or settlement of any Awards upon Termination of Service, whether by Change of Control or any analogous term or otherwise), the terms and conditions of such agreement shall control.

28.         Effectiveness of the Plan; Term

              The Plan shall be effective on August 22, 2018. The Plan shall continue in effect until August 22, 2028 unless sooner terminated under Section 15 of the Plan.

29.         Section 409A and 457A of the Code; Tax Favorable Treatment

              (a)         Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, to the extent that the Committee determines that any Award granted to a U.S. taxpayer under the Plan is subject to Section 409A or 457A of the Code, it is the intent of the parties to the applicable Award Agreement that such Award Agreement incorporate the terms and conditions necessary to avoid adverse tax consequences under Section 409A or Section 457A, as applicable, of the Code and that such Award Agreement and the terms of the Plan as applicable to such Award be interpreted and construed in compliance with Section 409A and 457A of the Code and the Treasury regulations and other interpretive guidance issued thereunder.

              (b)         Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A or 457A of the Code and related U.S. Department of Treasury guidance (including such guidance as may be issued after the Effective Date), the Committee may, but shall not be required to, adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A or 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A or 457A of the Code if compliance is not practical. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith.

              (c)         Although the Company may endeavor to (a) qualify an Award for favorable or specific tax treatment under the laws of the U.S. (e.g., Incentive Stock Options under Section 422 of the Code) or jurisdictions outside of the U.S. or (b) avoid adverse tax treatment (e.g., under Section 409A or 457A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including this Section 29 hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate or Subsidiary based on matters covered by Section 409A or 457A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate or Subsidiary will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code or exempt from Section 457A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

30.         Notices

              All notices or other communications by a Participant to the Committee, the Board or the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof. Notwithstanding anything to the contrary contained in the Plan, notices and other elections under the Plan may be delivered or made electronically, in the discretion of the Committee. In addition, in the discretion of the Committee, Shares otherwise deliverable under the Plan may be delivered or otherwise evidenced through book entry or other electronic format without the need to deliver an actual Share certificate; provided, however, an actual Share certificate shall be delivered if requested by the Participant.

31.         Applicable Policies

              Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, acceptance by any Participant of any Award granted pursuant to the Plan constitutes such Participant's acknowledgement and agreement that all Awards made pursuant to the Plan shall be subject to (a) Section 304 of the Sarbanes Oxley Act of 2002, (b) any rules and/or regulations issued pursuant to the Dodd-Frank Act of 2010 or any clawback policy adopted by the Company pursuant to such rules and/or regulations and (c) the Insider Trading Policy of the Company.

Annex C

HELEN OF TROY LIMITED
2018 EMPLOYEE STOCK PURCHASE PLAN

1.           Purpose.

              The purpose of this Plan is to provide an opportunity for Eligible Employees of the Company and its Designated Companies to purchase Common Stock of the Company and thereby to have an additional incentive to contribute to the prosperity of the Company. It is the intention of the Company that this Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code although the Company makes no undertaking nor representation to maintain such qualification. This Plan also authorizes the grant of options that do not qualify under Section 423 of the Code pursuant to the rules, procedures, or sub-plans adopted by the Committee designed to accommodate the specific requirements of laws and procedures in non-United States jurisdictions. Except as otherwise indicated, Section 423 Offerings (as defined below) and Non-423 Offerings (as defined below) will operate and be administered in the same manner.

2.           Definitions.

              2.1         "Affiliate" means any Subsidiary and any person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or any other entity designated by the Board in which the Company or a Subsidiary or Affiliate has an interest.

              2.2         "Board" shall mean the Board of Directors of the Company.

              2.3         "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

              2.4         "Committee" shall mean the committee appointed by the Board in accordance with Section 12 of this Plan.

              2.5         "Common Stock" shall mean the common shares of the Company, par value $.10 per share, or any stock into which such common shares may be converted or for which it may be exchanged.

              2.6         "Company" shall mean Helen of Troy Limited, a Bermuda company.

              2.7         "Compensation" shall mean an Eligible Employee's wages or salary paid directly by (or through the payroll provider of) the Company or a Designated Company, and which are reportable as wages or other compensation on the Eligible Employee's Form W-2 issued by the Company or a Designated Company, plus pre-tax contributions of the Eligible Employee under a cash or deferred arrangement (401(k) plan) or cafeteria plan maintained by the Company or a Designated Company, but excluding, however, (a) non-cash fringe benefits, (b) special payments as determined by the Committee (e.g., moving expenses, unused vacation, severance pay), (c) income from the exercise of stock options or other stock-based awards, stock purchases, or from the vesting, settlement or other event related to stock-based awards, (d) income from bonuses and (e) any other items of Compensation as determined by the Committee. Consistent with Section 13 of the Plan, the Committee shall have sole and absolute discretion to determine the application of this definition to Participants in non-United States jurisdictions, in a uniform and nondiscriminatory basis in accordance with Section 423 of the Code to the extent the option is intended to qualify under Section 423 of the Code.

              2.8         "Designated Company" shall mean a Subsidiary or Affiliate, whether now existing or existing in the future, which has been designated by the Board or the Committee from time to time in its sole discretion as eligible to participate in this Plan. If a Subsidiary or Affiliate has been designated by the Board or Committee as eligible to participate in this Plan, the Committee shall determine whether such Designated Company shall participate in a Section 423 Offering or a Non-423 Offering. For purposes of a Section 423 Offering, only the Company and its Subsidiaries may be a Designated Company; provided, however, that at any given time, a Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non- 423 Offering.

              2.9         "Eligible Employee" shall mean an individual in an employee-employer relationship with the Company or a Designated Company for income tax and employment tax withholding and reporting purposes. For purposes of clarity, the term "Eligible Employee" shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; and (vi) any leased employee. The Committee shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.

              2.10       "Entry Date" shall mean the first Trading Day of each Option Period.

              2.11       "Exercise Date" shall mean the last Trading Day of each Exercise Period.

              2.12       "Exercise Period" shall mean a three (3) month, six (6) month or other period within the Option Period as determined by the Committee. The first Exercise Period during an Option Period shall commence on the Entry Date of such Option Period. Subsequent Exercise Periods, if any, shall run consecutively after the termination of the preceding Exercise Period. The last Exercise Period in an Option Period shall terminate on the last Trading Day of such Option Period. The Committee may determine that the length of Exercise Periods during an Option Period are different.

              2.13       "Fair Market Value" shall mean, as of any date that requires the determination of the Fair Market Value of Common Stock under this Plan, the value of a Share on such date of determination, calculated as follows:

                             (a)           If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on such date on such Nasdaq market system or principal stock exchange on which the share is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the share on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is reported;

                             (b)           If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Share in the over-the-counter market on such date; or

                             (c)           If neither clause (a) nor (b) is applicable as of such date, then the Fair Market Value shall be determined by the Board in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

              2.14       "Maximum Offering" shall mean, with respect to some or all Participants in Non-423 Offerings, a maximum number or value of Shares made available in a certain period (e.g., 12-month period) in specified countries, locations or Designated Companies.

              2.15       "Non-423 Offering" shall mean an offering authorizing the grants of rights under the Plan that is not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, or sub-plan adopted by the Committee for such purpose.

              2.16       "Offering" means a Section 423 Offering or a Non-423 Offering of a right to purchase Shares under the Plan during an Option Period as further described in Section 5. For purposes of the Plan, the Committee may establish separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Designated Companies may participate, even if the dates of the applicable Option Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Code Section 423; a Non-423 Offering need not satisfy such regulations.

              2.17       "Option Period" shall mean a period of up to twelve (12) months as determined by the Committee during which rights to purchase Shares may be granted pursuant to the Plan and may be purchased in one or more Exercise Dates as determined in accordance with Section 5. The Committee may determine that the Option Period and the Exercise Period will run simultaneously.

              2.18       "Participant" shall mean a participant in this Plan as described in Section 4 of this Plan.

              2.19       "Plan" shall mean this Helen of Troy Limited 2018 Employee Stock Purchase Plan, as amended from time to time.

              2.20       "Section 423 Offering" shall mean an offering under the Plan intended qualify as an "employee stock purchase plan" which is designed to meet the requirements set forth in Section 423 of the Code. The provisions of the Section Offering shall be construed, administered and enforced in accordance with Section 423 of the Code.

              2.21       "Shareholder" shall mean a record holder of Shares entitled to vote under the Company's Bye-Laws, as amended from time to time.

              2.22       "Shares" shall mean shares of Common Stock.

              2.23       "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, as described in Section 424(f) of the Code.

              2.24       "Tax-Related Items" means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to applicable laws).

              2.25       "Trading Day" shall means a day on which the Nasdaq Global Select Market is open for trading.

3.           Eligibility.

              3.1         Any Eligible Employee regularly employed on a full-time basis by the Company or by any Designated Company on an Entry Date shall be eligible to participate in this Plan with respect to the Option Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to that Entry Date and provided further that the Committee, in its discretion, from time to time, may, prior to the commencement of an Option Period for all options granted in an Offering (and on a uniform and nondiscriminatory basis), (a) extend eligibility to part-time Eligible Employees pursuant to criteria and procedures established by the Committee; (b) impose an eligibility period on participation of up to two (2) years with respect to participation on any prospective Entry Date; (c) exclude from eligibility an individual who (i) is a highly compensated employee within the meaning of Section 414(q) of the Code, (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or (iii) is an officer subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), provided the exclusion is applied, to the extent required by applicable law, with respect to each Offering in an identical manner to all highly compensated individuals or officers of the Designated Company whose employees are participating in that Offering. An Eligible Employee shall be considered employed on a full-time basis unless his or her customary employment is less than twenty (20) hours per week or five (5) months per year. No employee may participate in this Plan if immediately after an option is granted the employee owns or is considered to own (within the meaning of Section 424(d) of the Code), shares of stock, including stock which the Eligible Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries. All Eligible Employees who participate in this Plan shall have the same rights and privileges under this Plan except for differences which may be mandated by local law and which are consistent with Section 423(b)(5) of the Code. Subject to continued compliance with Section 423 of the Code, the Committee may impose other restrictions on eligibility and participation of Eligible Employees.

              3.2         An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

4.           Participation.

              4.1         An Eligible Employee who is eligible to participate in this Plan in accordance with Section 3 may become a Participant by filing and completing the appropriate form or following the procedures prescribed by the Committee, in each case, on a date prescribed by the Committee prior to an applicable Entry Date. An Eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Eligible Employee's Compensation, not to exceed fifteen percent (15%) of the Eligible Employee's Compensation, or such lesser percentage as specified by the Committee as applied to an Entry Date or Option Period. An Eligible Employee may authorize other contributions rather than payroll deductions to the extent permitted by the Committee for Participants in the Non-423 Offering (or the Section 423 Offering if permitted under the regulations for Section 423 of the Code). All payroll deductions may be held by the Company and commingled with its other corporate funds. Payroll deductions under the Non-423 Offering (or the Section 423 Offering if permitted under the regulations for Section 423 of the Code) may be segregated from the Company's other corporate funds, where, as determined by the Committee, local law requires segregation of such accounts. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee. Interest may be paid or credited to the Participant with respect to payroll deductions where required by local law, as determined by the Committee, for Participants in the Non-423 Offering (or the Section 423 Offering if permitted under the regulations for Section 423 of the Code). A separate bookkeeping account for each Participant shall be maintained by the Company under this Plan and the amount of each Participant's payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account. An actual account for each Participant may be maintained by the Company under this Plan where required by local law, as determined by the Committee, for Participants in the Non-423 Offering (or the Section 423 Offering if permitted under the regulations for Section 423 of the Code).

              4.2         (a) Under procedures established by the Committee, a Participant may suspend or discontinue participation in this Plan at any time during an Exercise Period by completing and filing the form or following the procedures prescribed by the Committee. Subject to Section 4.1, a Participant may increase (up to the maximum rate set forth in Section 4.1) or decrease his or her rate of payroll deductions only effective on the next subsequent Entry Date by electing such an increase or decrease by completing and filing the form or following the procedures prescribed by the Committee. If an appropriate form is not completed and filed or if the procedures established by the Committee are not followed, the rate of payroll deductions shall continue at the originally elected rate with respect to the next subsequent Option Period unless the Committee determines to change the permissible rate. In such a case, the Participant will be deemed to have accepted the terms and conditions of the Plan and any enrollment or other participation form in effect at the time each subsequent Option Period begins, subject to the Participant's right to elect to discontinue participation in the Plan in accordance with the applicable procedures in effect at the time.

              (b)         If a Participant suspends participation during an Exercise Period, his or her accumulated payroll deductions will remain in this Plan for purchase of Shares as specified in Section 6 on the following Exercise Date, but the Participant will not again participate until he or she again enrolls in the Plan in accordance with Section 4.1. If a Participant discontinues participation in this Plan, the amount credited to the Participant's individual account shall be paid to the Participant without interest (except where required by local law). In the event any Participant terminates employment with the Company or any Affiliate for any reason (including death) prior to the expiration of an Option Period, the Participant's participation in this Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or the Participant's estate without interest (except where required by local law). Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time) will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Company and its Affiliates.

              (c)         In the event of a Participant's death, any accumulated payroll deductions will be paid, without interest, to the estate of the Participant.

              4.3         Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company will not be treated as having terminated employment for purposes of participating in the Plan; however, if a Participant transfers from a Section 423 Offering to a Non-423 Offering, the exercise of a Participant's right to purchase Shares under the Plan will be qualified under the Section 423 Offering only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from a Non-423 Offering to a Section 423 Offering, the exercise of a Participant's right to purchase Shares under the Plan will remain non-qualified under the Non-423 Offering. The Committee may establish different and additional rules governing transfers between separate Offerings within the Section 423 Offering and between Offerings under the Section 423 Offering and Non-423 Offering.

              4.4         Any references to payroll deductions in the Plan shall be read as references to payroll deductions or other contributions. Any references in the Plan to the payment of interest (or lack thereof) shall be read in accordance with Section 4.1 of the Plan.

              4.5         Unless otherwise provided by the Committee in its sole discretion, if a Participant goes on a leave of absence during which the Participant receives Compensation, payroll deductions from Compensation on behalf of the Participant shall continue and any amounts credited to the Participant's individual account may be used to purchase Shares as provided under this Plan. If a Participant goes on a leave of absence during which the Participant does not receive Compensation, payroll deductions taken on behalf of the Participant shall be discontinued and no other contributions shall be permitted (unless required by applicable law or otherwise determined by the Committee, in a uniform and nondiscriminatory basis in accordance with Section 423 of the Code to the extent the option is intended to qualify under Section 423 of the Code), but any amounts then credited to the Participant's individual account may be used to purchase Shares on the next applicable Exercise Date. Where the period of leave exceeds three months and the Participant's right to employment is not guaranteed either by statute or by contract, employment will be considered to have terminated three months and one day following the commencement of such leave.

5.           Offering.

              5.1         The maximum number of Shares which may be issued pursuant to this Plan shall be 750,000 Shares, subject to adjustment pursuant to Section 8 below. The Committee may designate the maximum number of Shares for offering for any Option Period determined pursuant to Section 5.2. The Committee may also specify a Maximum Offering. The Shares that may be issued under this Plan may be authorized but unissued Shares, treasury shares or Shares purchased in the open market. For the avoidance of doubt, the number of Shares set forth in this Section 5.1 may be used to satisfy purchases of Shares under either a Section 423 Offering or a Non-423 Offering.

              5.2         Each Option Period and Exercise Period shall be determined by the Committee. The Committee shall have the power to change the duration of future Option Periods or future Exercise Periods, and to determine whether or not to have overlapping Option Periods or multiple Exercise Periods within an Option Period, with respect to any prospective Offering, without shareholder approval, and without regard to the expectations of any Participants.

              5.3         With respect to each Option Period, each Eligible Employee who has elected to participate as provided in Section 4.1 shall be granted an option to purchase that number of Shares which may be purchased with the payroll deductions accumulated on behalf of such Eligible Employee during each Exercise Period within such Option Period at the purchase price specified in Section 5.4 below; provided, however, (a) in no event shall the Eligible Employee be entitled to accrue rights to purchase Shares under this Plan (and all other employee stock purchase plans, as defined in Section 423 of the Code, of the Company and its Subsidiaries) at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and (b) the maximum number of Shares subject to any option with respect to an Option Period shall in no event exceed 2,000, subject to adjustment pursuant to Section 8 below.

              5.4         The option exercise price under each option shall be the lower of: (a) a percentage (not less than eighty-five percent (85%)) established by the Committee ("Designated Percentage") of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted, or (b) the Designated Percentage of the Fair Market Value of the Common Stock on the Exercise Date, provided that in no event shall the option exercise price per Share be less than the par value thereof. The Committee may change the Designated Percentage with respect to any future Option Period, but not below eighty-five percent (85%).

              5.5         If the total number of Shares for which options granted under this Plan are exercisable exceeds the maximum number of Shares offered on any Entry Date, the number of Shares which may be purchased under options granted on the Entry Date shall be reduced on a pro rata basis in as nearly a uniform manner as shall be practicable and equitable. In this event, payroll deductions shall also be reduced or refunded accordingly. If an Eligible Employee's payroll deductions during any Option Period exceeds the purchase price for the maximum number of Shares permitted to be purchased under Section 5.3, the excess shall be refunded to the Participant without interest (except where otherwise required by local law). For the avoidance of doubt, the Committee is authorized, to the extent permitted by applicable law and the Company's Bye-laws, to permit Eligible Employees to use any amounts remaining in a Participant's account as of the relevant Exercise Date that are insufficient to purchase a whole Share to (a) purchase a fraction of a Share or (b) carry such amount over to the next Option Period. If the total number of Shares for which options granted under this Plan are exercisable exceeds the Maximum Offering (if any), the number of Shares which may be purchased under options granted on the Entry Date shall be reduced on a pro rata basis in as uniform manner as shall be practicable and equitable. In this event, payroll deductions shall also be reduced or refunded accordingly.

              5.6         In the event that the Fair Market Value of the Company's Common Stock is lower on the first day of an Exercise Period within an Option Period (the "Reassessment Date") than it was on the Entry Date for such Option Period, all Eligible Employees participating in this Plan on the Reassessment Date shall be deemed to have relinquished the portion of the option granted on the Entry Date that has not previously been exercised and to have enrolled in and received a new option commencing on such Reassessment Date, unless the Committee has determined not to permit overlapping Option Periods or to restrict such transfers to lower price Option Periods. For purposes of the preceding sentence, the first Trading Day of the new Option Period shall be the Entry Date for that Option Period.

6.           Purchase of Stock.

              On each Exercise Date, a Participant's option shall be exercised automatically for the purchase of that number of whole Shares which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable exercise price specified in Section 5.4.

7.           Payment and Delivery.

              Upon the exercise of an option, the Company shall deliver to the Participant the Common Stock purchased. The Committee may permit or require that Shares be deposited directly with a broker designated by the Participant (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that Shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares or to restrict transfer of such Shares. The Company shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend or other shareholder rights with respect to Shares subject to any option granted under this Plan until the option has been exercised and Shares issued.

8.           Recapitalization.

              If there is any change affecting the number or value of the Shares because of a stock split, subdivision, bonus issue, stock dividend, combination, consolidation or recapitalization, reorganizations, spin-off, split-up, rights offerings or reductions of Shares of its issued and outstanding Common Stock, the number of Shares (and type of securities) to be purchased pursuant to an option and the Plan, including the share limit of Section 5.3 and the maximum number of Shares specified in Section 5.1, shall be proportionately adjusted, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Committee, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

              The Committee's determinations under this Section 8 shall be conclusive and binding on all parties.

9.           Merger, Liquidation, Other Company Transactions.

              In the event of the proposed liquidation or dissolution of the Company and subject to all applicable laws, the Option Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

              In the event of a proposed sale of all or substantially all of the assets of the Company, or the amalgamation, merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Committee, (a) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (b) a date established by the Committee on or before the date of consummation of such amalgamation, merger, consolidation or sale shall be treated as an Exercise Date, and all outstanding options shall be deemed exercisable on such date or (c) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the Participants.

10.         Transferability.

              Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under this Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in this Plan pursuant to Section 4.2.

11.         Amendment or Termination of this Plan.

              11.1       This Plan shall continue until September 1, 2028, unless previously terminated in accordance with Section 11.2.

              11.2       The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend this Plan at any time. The Board may, in its sole discretion, insofar as permitted by law, revise or amend this Plan in any respect whatsoever, provided that, if shareholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the Nasdaq Global Select Market (or any other securities exchange on which the Common Stock is listed or traded), then no such amendment shall be effective unless approved by the Company's shareholders within such time period as may be required. Upon termination of the Plan, all contributions shall cease and all amounts then credited to a Participant's account shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded, without interest, to the Participants.

12.         Administration.

              12.1       The Board shall appoint a Committee consisting of at least two members. The members of the Committee will serve for such period of time as the Board may specify and may be removed by the Board at any time. The Committee will have the authority and responsibility for the day-to-day administration of this Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan.

              12.2       To the extent not prohibited by applicable law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 12.2.

              12.3       The Committee shall have full power and authority, in its sole discretion, to promulgate any rules and regulations which it deems necessary for the proper administration of this Plan, to interpret the provisions and supervise the administration of this Plan, determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in a Section 423 Offering or a Non-Section 423 Offering and which Subsidiaries and Affiliates of the Company shall be Designated Companies participating in either a Section 423 Offering or a Non- 423 Offering, determine the terms and conditions of any right to purchase Shares under the Plan, establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, amend an outstanding right to purchase Shares, and to take all action in connection with administration of this Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon the Company and all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of this Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to this Plan or any option granted thereunder. Shares issued pursuant to an Option shall, subject to the terms hereof, be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, share repurchase, option cancellation, Participant services or other consideration, as the Committee shall determine.

13.         Committee Rules for Non-United States Jurisdictions.

              The Committee may adopt rules, procedures or sub-plans relating to the operation and administration of this Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans regarding handling of payroll deductions, payment of interest, conversion of local currency, withholding procedures and stock certificates which vary with local requirements.

14.         Compliance with Law.

              The Company shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (a) it and the Participant have taken all actions required to register the Common Stock under the United States Securities Act of 1933, as amended, and to qualify the Common Stock under applicable state "blue sky" laws and any applicable foreign securities laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws and applicable foreign securities laws is available, (b) any applicable listing requirement of any Nasdaq market system or stock exchange on which the Common Stock is listed has been satisfied and (c) all other applicable provisions of state, federal and applicable foreign law have been satisfied. The Committee may require each Participant purchasing Common Stock under this Plan to represent to and agree with the Company in writing that such Eligible Employee is acquiring the Shares for investment purposes and not with a view to the distribution thereof. All certificates for Shares delivered under this Plan shall be subject to such stock-transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the United States Securities and Exchange Commission, any Nasdaq market system or stock exchange upon which the Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.         Governmental Regulations.

              This Plan and the Company's obligation to sell, issue and deliver Shares under this Plan shall be subject to the approval of any governmental authority required in connection with this Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16.         No Enlargement of Eligible Employee Rights.

              Nothing contained in this Plan shall be deemed to give any Eligible Employee the right to be retained in the employ of the Company or any Designated Company or to interfere with the right of the Company or Designated Company to discharge any Eligible Employee at any time.

17.         Governing Law.

              THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

18.         Effective Date.

              The effective date of this Plan shall be August 22, 2018. This Plan shall be submitted to the Shareholders for approval and ratification at the annual general meeting thereof to be held on or about August 22, 2018. Unless at such meeting this Plan is approved and ratified by the Shareholders in the manner provided by the Company's Bye-Laws, then, and in such event, this Plan and any then outstanding options that may have been conditionally granted under this Plan prior to such shareholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board.

19.         Notices.

              All notices or other communications by a Participant to the Committee, the Board, the Company, or any Affiliate under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof. Notwithstanding anything to the contrary contained in this Plan, notices and other elections under this Plan may be delivered or made electronically, in the discretion of the Committee. In addition, in the discretion of the Committee, Shares otherwise deliverable under this Plan may be delivered or otherwise evidenced through book entry or other electronic format without the need to deliver an actual share certificate; provided, however, an actual share certificate shall be delivered if requested by the Participant.

20.         Affiliates; Sale Proceeds.

              The Board of Directors or the Committee may extend or terminate the benefits of this Plan to any Affiliate at any time without the approval of the shareholders of the Company. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

21.         Taxes.

              21.1       At the time a Participant's option is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan or at the time of any other taxable event, the Participant shall make adequate provision for any Tax-Related Items. In their sole discretion, the Company or the Designated Company that employs the Participant may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participant's compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase having an aggregate Fair Market Value sufficient, as determined by the Committee in its sole discretion, to satisfy such obligations to withhold Tax-Related Items with respect to the Shares, or (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company.

              21.2       Although the Company may endeavor to (a) qualify a right to purchase for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (b) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in the Plan. The Company will be unconstrained in its corporate activities without regard to potential negative tax impact on Participants.

              21.3       This Plan and the grant of options hereunder are intended to be exempt from the provisions of Section 409A of the Code and Treasury regulations issued thereunder or otherwise to comply with Section 409A of the Code and the Treasury regulations and guidance issued thereunder. Notwithstanding any provision of this Plan to the contrary, this Plan shall be interpreted and construed consistent with this intent. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. HELEN OF TROY LIMITED ATTN: ROSS CITTA ONE HELEN OF TROY PLAZA EL PASO, TX 79912 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E49421-P11627 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HELEN OF TROY LIMITED The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Gary B. Abromovitz 1b. Krista L. Berry The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 1c. Vincent D. Carson 2. To provide advisory approval of the Company's executive compensation. To approve the Helen of Troy Limited 2018 Stock Incentive Plan. To approve the Helen of Troy Limited 2018 Employee Stock Purchase Plan. To appoint Grant Thornton LLP as the Company's auditor and independent registered public accounting firm to serve for the 2019 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor's remuneration. 1d. Thurman K. Case 3. 1e. Timothy F. Meeker 4. 1f. Julien R. Mininberg 5. 1g. Beryl B. Raff 1h. William F. Susetka 1i. Darren G. Woody For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. ! Yes ! No Please date this proxy and sign exactly as your name or names appear hereon. If shares are held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in the representative capacity, please so indicate when signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. E49422-P11627 HELEN OF TROY LIMITED Annual General Meeting of Shareholders August 22, 2018 1:00 PM MDT This proxy is solicited by the Board of Directors The undersigned hereby authorizes each of Julien R. Mininberg and Tessa Judge as Proxies with power of substitution, to represent the undersigned at the Annual General Meeting of Shareholders of Helen of Troy Limited (the "Company") to be held on Wednesday, August 22, 2018, at 1:00 p.m., Mountain Daylight Time, at Southwest University Park, WestStar Bank Club, 1 Ball Park Plaza, El Paso, Texas 79901, and any adjournment thereof, and to vote all the common shares of the Company that the undersigned is entitled to vote on the following matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3, 4 AND 5. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5. THIS PROXY ALSO GRANTS AUTHORITY TO VOTE SUCH SHARES AS TO ANY OTHER MATTER WHICH MAY BE BROUGHT BEFORE THE MEETING IN THE SOLE DISCRETION OF THE HOLDERS OF THIS PROXY. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: